As filed with the Securities and Exchange Commission on August 29, 2014

Securities Act File No. 333-185238

Investment Company Act File No. 811-22743

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

(CHECK APPROPRIATE BOX OR BOXES)

REGISTRATION STATEMENT

UNDER

☒	THE SECURITIES ACT OF 1933
☐	Pre-Effective Amendment No.
☒	Post-Effective Amendment No. 13

and/or

REGISTRATION STATEMENT

UNDER

☒	THE INVESTMENT COMPANY ACT OF 1940
☒	Amendment No. 17

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

(Exact name of Registrant as Specified in Charter)

345 Park Avenue

28th Floor

New York, New York 10154

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 583-5000

Peter Koffler, Esq.

c/o Blackstone Alternative Investment Advisors LLC

345 Park Avenue

28th Floor

New York, New York 10154

(Name and Address of Agent for Service)

COPY TO:

James E. Thomas, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On September 2, 2014 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On [date] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, Registrant declares that an indefinite number of its Class D, Class R, and Class Y Shares of common stock are being registered under the Securities Act of 1933 by this registration statement.

This filing relates solely to the Registrant’s Blackstone Alternative Multi-Strategy Fund series. No information contained herein is intended to amend or supersede any prior filing relating to any other series of the Registrant.

August 29, 2014

Blackstone

Blackstone Alternative Multi-Strategy Fund

a series of Blackstone Alternative Investment Funds

Class D Shares – BXMDX

Class I Shares – BXMIX

Class R Shares – BXMRX

Class Y Shares – BXMYX

Prospectus

Blackstone Alternative Investment Advisors LLC

345 Park Avenue

28th Floor

New York, New York 10154

Neither the Securities and Exchange Commission nor the Commodity Futures Trading Commission have approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

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BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	AUGUST 29, 2014	3

FUND SUMMARY

INVESTMENT OBJECTIVE

The investment objective of Blackstone Alternative Multi-Strategy Fund (the “Fund”) is to seek capital appreciation.

SUMMARY OF FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class D	Class I	Class R	Class Y
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	1.95%	1.95%	1.95%	1.95%
Distribution and/or service (12b-1) fees	0.25%	None	None	None
Other expenses[2]	1.37%	1.37%	1.52%	1.27%
Dividend and interest expense on securities sold short	0.46%	0.46%	0.46%	0.46%
Remainder of other expenses	0.91%	0.91%	1.06%	0.81%
Total annual fund operating expenses	3.57%	3.32%	3.47%	3.22%
Fees waived and/or expenses reimbursed[3]	(0.37)%	(0.37)%	(0.37)%	(0.27)%
Total annual fund operating expenses after waiver and/or expense reimbursement	3.20%	2.95%	3.10%	2.95%

[1]	Includes management fees paid by the Subsidiaries (as defined below under “Principal Investment Strategies”).
[2]

Based on estimates for the current fiscal year. The differences in “Other expenses” across the share classes are the result of, among other things, contractual differences in administration, sub-transfer agency, and shareholder servicing fees across the share classes.

[3]

Through May 31, 2016, Blackstone Alternative Investment Advisors LLC (the “Adviser”) has agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s expenses, together with the Fund’s management fees, will not exceed 2.40% annualized (for Class D, Class I and Class Y Shares) and 2.55% annualized (for Class R Shares). The Fund has agreed to repay any waived fees or reimbursed expenses within the three year period after the Adviser’s waiver or reimbursement, when and if requested by the Adviser, but only to the extent that repayment would not cause these expenses and management fees to exceed 2.40% annualized (for Class D, Class I and Class Y Shares) and 2.55% annualized (for Class R Shares). These waiver/reimbursement and recoupment arrangements cannot be terminated before May 31, 2016 without the consent of the Fund’s board of trustees (the “Board of Trustees”). The waiver/reimbursement and recoupment arrangements relate to all expenses incurred in the business of the Fund with the exception of (i) distribution or servicing fees, (ii) acquired fund fees and expenses, (iii) brokerage and trading costs, (iv) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund), (v) taxes, (vi) dividends and interest on short positions, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser) (together, the “Excluded Expenses”).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class D, Class I, Class R, and/or Class Y Shares of the Fund for the time periods indicated and that your dividends and distributions have been reinvested. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The first year of each period in the example takes into account the expense reimbursement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class D Shares	$320	$1,009
Class I Shares	$295	$ 930
Class R Shares	$310	$ 977
Class Y Shares	$295	$ 930

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has not completed its first fiscal year, and therefore it does not have a portfolio turnover rate to report.

PRINCIPAL INVESTMENT STRATEGIES

Blackstone Alternative Investment Advisors LLC (the “Adviser”) seeks to achieve the Fund’s objective by allocating the Fund’s assets among a variety of non-traditional or “alternative” investment strategies. The Adviser allocates the Fund’s assets among investment sub-advisers with experience managing alternative investment strategies (the “Sub-Advisers”) and among Investment Funds (as described below) and may also manage a portion of the Fund’s assets directly. The main strategies of the Sub-Advisers and Investment Funds may include:

Fundamental Strategies, which employ processes designed to identify attractive opportunities in securities of companies that are undervalued/overvalued or expected to experience high/low levels of growth, including bottom-up analysis of a company’s financial statements.

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Global Macro Strategies, which focus on macroeconomic fundamentals in developing investment theses. Monetary policy shifts, fiscal policy shifts, gross domestic product growth or inflation all may be considered in developing a market view.

Opportunistic Trading Strategies, which employ processes designed to identify short-term or long-term trading opportunities, including analyzing supply/demand imbalances.

Quantitative Strategies, which employ quantitative techniques that seek gains from anticipated price movements, including models based on valuation, events, statistics, economic fundamentals, changes in economic environments, and changes in market sentiment.

Managed Futures Strategies, which seek to profit from movements in the global financial, commodity, and currency markets by investing in futures, options, and forward contracts.

Multi-Strategy Strategies, which employ a wide variety of strategies, including some or all of those described above, based upon analysis of macroeconomic variables.

The Adviser determines the allocations of the Fund’s assets and expects to allocate a majority of the Fund’s assets among a number of affiliated and unaffiliated Sub-Advisers with expertise in alternative investment strategies. The Adviser is responsible for selecting the strategies, for identifying and retaining Sub-Advisers with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each Sub-Adviser. The Adviser may adjust allocations from time to time among strategies or Sub-Advisers. The Adviser reviews a number of quantitative and qualitative factors as part of its process for selecting and monitoring Sub-Advisers, as described in “More on Fund Management—Selection of Sub-Advisers.”

Each Sub-Adviser is responsible for the day-to-day management of the Fund’s assets that the Adviser allocates to it. The Adviser has the ultimate responsibility to oversee each Sub-Adviser, subject to the oversight of the Fund’s Board of Trustees. The Adviser also is responsible for recommending the hiring, termination, and replacement of Sub-Advisers.

The Adviser intends to hire and terminate Sub-Advisers in accordance with the terms of an exemptive order that the Fund and the Adviser have obtained from the Securities and Exchange Commission the (“SEC”). This order permits the Adviser, subject to supervision and approval by the Board of Trustees, to enter into, and to amend in material respects, sub-advisory agreements without seeking the approval of the Fund’s shareholders. The Fund will furnish shareholders with information about a new Sub-Adviser within 90 days of hiring the Sub-Adviser.

The Adviser has currently entered into sub-advisory agreements with, and may allocate the Fund’s assets to, the following Sub-Advisers:

Sub-Adviser	Strategy
AlphaParity, LLC	Quantitative Strategies
Bayview Asset Management, LLC	Fundamental Strategies
Boussard & Gavaudan Investment Management, LLP	Multi-Strategy Strategies
BTG Pactual Asset Management US, LLC	Global Macro Strategies
Caspian Capital LP	Opportunistic Trading Strategies
Cerberus Sub-Advisory I, LLC	Opportunistic Trading Strategies
Chatham Asset Management, LLC	Opportunistic Trading Strategies
Credit Suisse Hedging-Griffo Serviços Internacionais S.A.	Global Macro Strategies
EMSO Partners Limited	Fundamental Strategies
Good Hill Partners LP	Fundamental Strategies
GS Investment Strategies, LLC	Fundamental Strategies
HealthCor Management, L.P.	Fundamental Strategies
Two Sigma Advisers, LLC	Quantitative Strategies
Union Point Advisors, LLC	Fundamental Strategies
Waterfall Asset Management, LLC	Fundamental Strategies
Wellington Management Company, LLP	Fundamental Strategies

The Adviser manages Fund assets not allocated to the Sub-Advisers. The Adviser expects to allocate at least 65% of the Fund’s assets to the Sub-Advisers but may manage up to 35% of the Fund’s assets directly. The Adviser may invest up to 25% of the Fund’s assets in unaffiliated hedge funds, funds traded publicly on foreign exchanges, funds that are Undertakings for Collective Investment in Transferable Securities (“UCITS funds”), and open-end and closed-end management investment companies (collectively, the “Investment Funds”). A portion of the Investment Funds (no more than 15% of the Fund’s assets, taken together with any other illiquid assets held by the Fund) is expected to be “illiquid” (i.e., holdings that the Fund would not be able to sell or dispose of in the ordinary course of business within seven calendar days). The Investment Funds in which the Fund invests are not subject to the investment policies of the Fund and may have different or contrary investment policies.

The Fund’s assets may be invested in its three wholly-owned and controlled subsidiaries (the “Subsidiaries”), each of which has the same investment objective as the Fund. One of the Subsidiaries is formed under the laws of the Cayman Islands (the “Cayman Subsidiary”) and two are formed as limited liability companies under the laws of the State of Delaware (each, a “Domestic Subsidiary” and together, the “Domestic Subsidiaries”). The Cayman Subsidiary is expected to invest, directly or indirectly through the

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use of derivatives, in securities and commodity interests. The Domestic Subsidiaries are expected to invest, directly or indirectly through the use of derivatives, almost entirely in securities (with only de minimis exposure to commodity interests). The Adviser will advise each Subsidiary and may retain one or more Sub-Advisers to manage the Fund’s assets or the assets of a Subsidiary.

In addition, the Adviser may obtain for the Fund synthetic exposure to investment strategies through the use of one or more total return swaps through which the Fund or a Subsidiary makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives, or commodity interests representing a particular index sponsored by a third-party investment manager identified by the Adviser.

The Fund will have investment exposure, directly or indirectly through the Subsidiaries or Investment Funds, to a broad range of instruments, markets, and asset classes economically tied to U.S. and foreign markets. (Unless indicated otherwise, references to the investment exposure or risks of the Fund should be understood to refer to the Fund’s direct investment exposure and risks and its indirect investment exposure and risks through the Subsidiaries or Investment Funds.) Investments may include, but are not limited to, equity securities, fixed income securities, and derivative and commodity instruments. The Fund may take both long and short positions in all of its investments. There is no limit on the amount of exposure the Fund may have to any specific asset class, market sector, or instrument. The Fund may purchase securities in private placements. The Fund may have significant investment leverage as a result of its use of derivatives or its investments in Investment Funds. Additionally, the Fund may lend its portfolio securities, and may use the collateral it receives for the securities on loan to purchase any investment, which may result in investment leverage. See “Leverage Risk” below.

The equity securities in which the Fund may invest include equity securities of companies of any market capitalization throughout the world (including the U.S.), which may include common stocks, preferred stocks, convertible securities, depositary receipts, exchange traded funds (“ETFs”), real estate investment trusts (“REITs”), royalty trusts, and partnership interests.

The fixed income securities in which the Fund may invest include debt securities of governments throughout the world (including the U.S.) as well as their agencies and/or instrumentalities, debt securities of corporations throughout the world (including the U.S.), debt securities of any credit rating (including below investment grade debt securities, commonly known as “junk bonds”) or debt securities that are unrated, commercial and residential mortgage-backed securities, asset-backed securities (including those backed by consumer assets), bank loans, loan assignments and loan participations, and bankruptcy or trade claims.

The derivative instruments in which the Fund may invest include futures and forward contracts (including mortgage to be announced securities (“TBAs”)); swaps, such as credit default swaps, total return swaps, interest rate swaps (including constant maturity swaps) and/or contracts for difference; call and put options including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts; and warrants and rights. The Fund may invest in foreign currency futures, forwards, or exchange contracts. Any of these derivatives may be used in an effort to gain economic exposure to one or more alternative investment strategies, to enhance returns, or to hedge the Fund’s positions by managing or adjusting the risk profile of the Fund or its individual positions. In addition to derivative instruments, the Fund may also invest in repurchase agreements.

The Fund is non-diversified, which means it may invest in fewer securities than a “diversified” fund.

PRINCIPAL INVESTMENT RISKS

The investment program of the Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. You may lose part or all of your investment or your investment may not perform as well as other similar investments. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful. The following is a summary description of the principal risks of investing in the Fund, including the indirect risks associated with the Fund’s investments in the Subsidiaries and Investment Funds. Any decision to invest in the Fund should take into account that the Fund may make virtually any kind of investment, and be subject to related risks, which can be substantial.

As applicable, references to the “Fund” mean any one or more of the Fund, Subsidiaries, and Investment Funds, and references to a “manager” mean any one or more of the Adviser, Sub-Advisers, and advisors to the Investment Funds.

Activist Strategies Risk. The Fund may purchase securities of a company that is the subject of a proxy contest or which activist investors (including, potentially, a manager) are attempting to influence, in the expectation that new management or a change in business strategies will cause the price of the company’s securities to increase. If the proxy contest, or the new management, is not successful, the market price of the company’s securities will typically fall.

Allocation Risk. The Fund’s ability to achieve its investment goal depends upon the Adviser’s skill in determining the Fund’s allocation to alternative investment strategies and in selecting the best mix of Sub-Advisers, Investment Funds, and other investments. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, manager, Investment Fund, or other issuer is incorrect.

Arbitrage Strategies Risk. The Fund may purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer, and substantially above the prices at which such securities traded immediately prior to announcement of the transaction. If there is a perception that the proposed transaction will not be consummated or will be delayed, the market price of the security may decline sharply.

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Bank Debt Risk. The Fund may invest in bank loans and participations. Risks associated with these obligations include, but are not limited to, risks involving the enforceability of security interests and loan transactions, inadequate collateral, liabilities relating to collateral securing obligations, and the liquidity of these loans. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The corporate loans in which the Fund invests may be rated below investment grade.

Bankruptcy Process Risk. The Fund may purchase bankruptcy claims. There are a number of significant risks inherent in the bankruptcy process. The effect of a bankruptcy filing on a company may adversely and permanently affect the company by causing it to lose its market position and key employees and otherwise become incapable of restoring itself as a viable business. Many events in a bankruptcy are the product of contested matters and adversarial proceedings and are beyond the control of the creditors. The duration of a bankruptcy proceeding is difficult to predict and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors, confirmed by the bankruptcy court, and until it ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and are paid out of the debtor’s estate before any return to creditors. Furthermore, bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a bankruptcy reorganization. Because the standard for classification is vague, there exists the risk that the Fund’s influence with respect to the class of securities it owns can be impaired as a result of increases in the number and amount of claims in that class or by different classification and treatment of that class. Finally, amounts previously paid to the Fund may be challenged as fraudulent conveyances or preferences as part of a bankruptcy proceeding.

Below Investment-Grade Instruments Risk. The Fund may invest in below-investment grade debt or so called “junk bonds.” Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are speculative, high risk investments that may cause income and principal losses for the Fund.

Borrowing Risk. The Fund may borrow money (or engage in transactions that are economically similar to borrowing money) to fund investments, to satisfy redemptions, or to obtain investment exposure to various markets or investment styles, which may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its repayment obligations.

Collateralized Debt Obligations Risk. Collateralized debt obligations are subject to credit, interest rate, valuation, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset.

Commodities-Related Investments Risk. The value of commodity-linked derivative instruments may be affected by changes in market movements, volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Conflicts of Interest Risk. The Adviser and Sub-Advisers will have conflicts of interest which could interfere with their management of the Fund. For example, the Adviser or Sub-Adviser (or its affiliates) may manage other investment funds or have other clients that may be similar to, or overlap with, the investment objective and strategy of the Fund, creating potential conflicts of interest in investment decisions regarding investments that may be appropriate for the Fund and the Adviser’s or Sub-Advisers’ other clients. These conflicts of interest may be exacerbated to the extent that the Adviser’s or Sub-Advisers’ other clients pay them higher fees or performance-based fees. In addition, the activities in which the Adviser or Sub-Adviser and its affiliates are involved may limit or preclude the flexibility that the Fund may otherwise have to participate in certain investments. The advisors to the Investment Funds may have similar, or other, conflicts of interest. Further information regarding conflicts of interest is available in the Statement of Additional Information (“SAI”).

Contracts for Difference Risk. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. If the short basket outperforms the long basket, the Fund will realize a loss—even in circumstances when the securities in both the long and short baskets appreciate in value.

Convertible Securities Risk. If market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. “Mandatory” convertible bonds, which must be converted into common stock by a certain date, may be more exposed to the risks of the underlying common stock.

Counterparty Credit Risk. The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.

Debt Securities Risk. Debt securities, such as bonds and certain asset-backed securities, involve certain risks, which include:

•

Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

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•

Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

•	Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

•

Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.

•

Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

•	Variable and Floating Rate Instrument Risk. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

Derivatives Risk. The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. The Fund may use derivatives for hedging and non-hedging purposes. Derivatives can be volatile and illiquid, can be subject to counterparty credit risk, and may entail investment exposure greater than their notional amount.

Distressed Securities Risk. The Fund may purchase distressed securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations. Since there is typically substantial uncertainty concerning the outcome of transactions involving business enterprises in these situations, there is a high degree of risk of loss, including loss of the entire investment.

Equity Securities Risk. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

Event-Driven Trading Risk. The Fund may seek to profit from the occurrence of specific corporate or other events. A delay in the timing of these events, or the failure of these events to occur at all, may have a significant negative effect on the Fund’s performance.

Foreign Investments and Emerging Markets Risk. The Fund may invest in securities of non-U.S. issuers, including those located in developing countries, which may involve special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards. These risks are heightened for investments in issuers organized or operating in developing countries.

Government Issued Securities Risk. U.S. government securities are subject to market and interest rate risk. Market prices of zero coupon U.S. Treasury securities and zero coupon securities issued by governmental agencies or financial institutions generally are more volatile than the market prices of securities that pay interest periodically.

Hedging Transactions Risk. The Fund may invest in securities and utilize financial instruments for a variety of hedging purposes. Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.

High Portfolio Turnover Risk. Certain of the Fund’s strategies, typically those that involve actively trading securities, may result in a high portfolio turnover rate, which can increase transaction costs (thus lowering performance) and taxable distributions. A high fund portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. The portfolio turnover rate of the Fund may vary from year to year, as well as within a year.

Investment Company and ETF Risk. The risks of investment in investment companies and ETFs typically reflect the risks of types of instruments in which the investment companies and ETFs invest. By investing in another investment company or ETF, the Fund becomes a shareholder of that investment company or ETF and bears its proportionate share of the fees and expenses of the other investment company or ETF.

Investment Strategy Risk. The Adviser and certain Sub-Advisers manage another series of the Trust with strategies similar to those of the Fund. Additionally, Sub-Advisers or their affiliates may offer strategies to other funds and/or accounts that are similar to the strategies implemented for the Fund. Although the strategies employed by the Adviser and Sub-Advisers for the Fund and other funds and/or accounts may be described in similar general terms, there may be differences in such strategies. The resulting portfolio compositions and performance results will differ across the Fund and such other funds and/or accounts.

Large Redemption Risk. The Fund may be used as an investment in certain asset allocation programs and may have a large percentage of its shares held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

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Leverage Risk. To the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may borrow money or engage in other transactions, such as investments in derivatives or lending its securities and using the collateral to purchase any investment, that create investment leverage for investment or other purposes. Investment leverage may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation or position coverage requirements. Futures contracts, options on futures contracts, forward contracts and other derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged.

Use of leverage can produce volatility and may increase the risk that the Fund will lose more than it has invested.

Limited Operating History Risk. The Fund and the Subsidiaries commenced operations on June 16, 2014 and thus have a limited operating history. While the Adviser and certain Sub-Advisers may have experience in investment-related activities and in managing private investment funds, the Adviser and the Sub-Advisers have limited experience as a manager of a registered investment company.

Liquidity Risk. Some securities held by the Fund, including, but not limited to, restricted, distressed, non-exchange traded, and/or privately placed securities, may be difficult to sell, or illiquid, particularly during times of market turmoil. Investments in Investment Funds are generally illiquid and some Investment Funds may not permit withdrawals when the Fund desires to divest. Illiquid securities may be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Macro Strategy Risk. The profitability of any macro program depends primarily on the ability of its manager to predict derivative contract price movements to implement investment theses regarding macroeconomic trends. Such price movements are influenced by, among other things: changes in interest rates; governmental and economic programs, policies and events; weather and climate conditions; changing supply and demand relationships; changes in balances of payments and trade; rates of inflation and deflation; currency devaluations and revaluations; and changes in philosophies and emotions of market participants.

Market Capitalization Risk. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

Market Risk and Security Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, possibly sharply and unpredictably, affecting the values of individual securities held by the Fund. Security selection risk is the risk that the securities held by the Fund will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Model and Technology Risk. Managers (such as certain Sub-Advisers) may use investment programs that are fundamentally dependent on proprietary or licensed technology through such manager’s use of, among other things, certain hardware, software, model-based strategies, data gathering systems, order execution, and trade allocation systems, and/or risk management systems. These strategies may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. These errors may result in, among other things, execution and allocation failures and failures to properly gather and organize data – all of which may have a negative effect on the Fund. The profitability of many of these model-based strategies utilized by quantitative managers are expected to decrease as the assets of the Fund allocated to such quantitative managers and/or the assets of the other clients of the quantitative managers (or their affiliates or competitors) increase.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks (see “Debt Securities Risk” above). These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities.

Multi-Manager Risk. The multi-manager strategy employed by the Fund involves special risks, which include:

•

Offsetting Positions. Managers may make investment decisions which conflict with each other; for example, at any particular time, one manager may be purchasing shares of an issuer whose shares are being sold by another manager. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

•

Proprietary Investment Strategy Risk. Managers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board of Trustees or the Adviser. Moreover, consistent with the Fund’s investment objectives, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A manager (or the licensor of the strategies used by the manager) may make certain changes to the strategies the manager has previously used, may not use such strategies at all (or the manager’s license may be revoked), may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board of Trustees or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

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Non-Exchange Traded Securities Risk. Non-exchange traded securities may be illiquid and have little to no price transparency, which may make it difficult for those securities to be traded or valued. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange.

Privately Placed Securities Risk. Securities that are purchased in private placements may be illiquid. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, the Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price. Disposing of privately-placed securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

Regulatory Risk. Legal, tax, and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund.

REIT Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities.

Reliance on Data Risk. The Fund may use investment strategies, such as quantitative strategies, that are highly reliant on the gathering, cleaning, culling, and analysis of large amounts of data from third parties and other external sources. It is not possible or practicable, however, for a manager to factor all relevant, available data into quantitative model forecasts and/or trading decisions. Quantitative managers (and/or affiliated licensors of such data) will use their discretion to determine what data to gather with respect to an investment strategy and what subset of that data the models will take into account to produce forecasts that may have an impact on ultimate trading decisions.

Royalty Trusts Risk. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Securities Lending Risk. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that represents a portion of the Fund’s earnings on the collateral or that represents a finance charge on the value of the collateral. Because the Fund may use collateral to purchase any investments in accordance with its investment objective, the Fund’s securities lending transactions may result in investment leverage. The Fund bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.

Short Sales Risk. A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses.

Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt.

Structured Products Risk. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. In addition to the general risks associated with debt securities, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes.

Subsidiary Risk. By investing in the Subsidiaries, the Fund is indirectly exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered under the 1940 Act and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiaries to operate as expected and could adversely affect the Fund.

Tax Risk. The extent of the Fund’s investments in each of the instruments, markets and asset classes described herein and the manner in which the Fund achieves such investments are limited by the Fund’s intention to qualify for treatment as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund does not appropriately limit such investments or if such investments are, or the income or gain from such investments is recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. In particular, among other requirements, in order to qualify as a RIC the Fund must derive at least 90% of its gross income each taxable year from sources treated as “qualifying income” under the Code. The Fund intends to take the position that income from its investments in commodity-linked notes and in the Cayman Subsidiary will constitute “qualifying income.” However, under current law and in the absence of an Internal Revenue Service (“IRS”)

10	BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	AUGUST 29, 2014

ruling or other guidance, this result is uncertain. It is possible that the IRS will take the position that all or a portion of such income does not constitute qualifying income, including retroactively; if the IRS were successful in this position the Fund would likely not meet the 90% gross income requirement. In addition, the amount, timing and character of the Fund’s income in respect of certain Fund investments is uncertain, including under Subchapter M. If the Fund were to fail to qualify for taxation as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. The Fund’s failure to qualify and be taxed as a RIC could significantly reduce shareholders’ returns on their investments in the Fund. In addition, if any income earned by the Cayman Subsidiary or investment vehicles in which the Cayman Subsidiary invest were treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income” or “ECI”), such income would be subject to both a so-called “branch profits tax” of 30% and a federal income tax at the rates applicable to U.S. corporations, at the entity level. If, for U.S. federal income tax purposes, the Cayman Subsidiary earns ECI in connection with its direct investment activities, or is deemed to earn ECI in respect of the activities of an underlying investment vehicle, a portion or all of the Cayman Subsidiary’s income could be subject to these U.S. taxes. The imposition of U.S. taxes on ECI, at either the Cayman Subsidiary level or the level of an investment vehicle in which the Cayman Subsidiary invests, could significantly reduce shareholders’ returns on their investments in the Fund. Also, changes in legislation, regulations or other legally binding authority could affect the character, timing and amount of the Fund’s taxable income or gains and distributions, resulting in reduced returns to shareholders.

TBA Risk. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. The Fund relies on the seller to complete the transaction, and the seller’s failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. In addition, the Fund bears the risk of loss in the event of the default or bankruptcy of the seller.

Trade Claims Risk. The Fund may also purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings, which include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims may be illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by U.S. federal securities laws or the SEC.

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Warrants and Rights Risk. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Risks Specific to Investments in Investment Funds. Investment Funds often involve special risks not present in direct investments. These risks include:

•

Duplicative Fees and Expenses. It is expected that investors in the Fund will bear two layers of asset-based management fees (directly at the Fund level and indirectly at the Investment Fund level) and a single layer of incentive fees (at the Investment Fund level). Expenses exist at both the Fund level and the Investment Fund level.

•

Estimates. The Fund’s investments in Investment Funds will be priced, in the absence of readily available market values, based on estimates of fair value, which may prove to be inaccurate; these valuations will be used to calculate fees payable to the Adviser and the net asset value of the Fund’s shares. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if readily available market values were available for all of the Fund’s investments.

•

Exemption from 1940 Act. Investment Funds generally will not be registered as investment companies under the 1940 Act, and therefore, the Fund will not be able to avail itself of the protections of the 1940 Act with respect to such investments.

•

Illiquid Securities Risk. Certain Investment Funds, including unaffiliated hedge funds and UCITS funds, are expected to be subject to transfer or redemption restrictions that will impair the liquidity of these investments. Additionally, some Investment Funds may suspend the withdrawal rights of their shareholders, including the Fund, from time to time. Investment Funds are generally permitted to make payment to withdrawing investors in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest from an Investment Fund, the Fund may receive an in-kind distribution of investments that are illiquid or difficult to value. Illiquid investments could prevent the Fund from liquidating unfavorable positions promptly and subject the Fund to substantial losses. Furthermore, the valuation of illiquid investments is complex and uncertain, and there can be no assurance that the Adviser’s valuation will accurately reflect the value that will be realized by the Fund upon the eventual disposition of such investment. Liquid investments may become illiquid after purchase, particularly during periods of market turmoil.

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•

Limited Information Rights. The Adviser will be dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect the Adviser’s ability to accurately value the Fund’s shares. In most cases where the Fund holds investments in unaffiliated Investment Funds, the Adviser has little or no means of independently verifying this information. In addition, shareholders of the Fund will have no right to receive information about unaffiliated Investment Funds or their managers and will have no recourse against unaffiliated Investments Funds or their managers. Unaffiliated managers may use proprietary investment strategies that are not fully disclosed to the Adviser and may involve risks under some market conditions that are not anticipated by the Adviser.

•

Performance Fees. Incentive fees charged by advisors of Investment Funds may create incentives for such advisors to make investments that are riskier or more speculative than in the absence of these fees. Because these fees are often based on both realized as well as unrealized appreciation, the fee may be greater than if it were based only on realized gains. In addition, the advisors of Investment Funds may receive compensation for positive performance of an Investment Fund even if the Fund’s overall returns are negative.

•

Special Situation Investments. Special situation investments, also known as “side pockets,” are investments in securities or other instruments that an Investment Fund determines to be illiquid or lacking a readily ascertainable fair value and which the Investment Fund designates as special situation investments (“Special Situation Investments”). To the extent an Investment Fund invests in a Special Situation Investment, the Fund’s ownership interest with respect to such Special Situation Investment generally may not be withdrawn until the Special Situation Investment, or a portion thereof, is realized or deemed realized.

•

Waiver of Voting Rights. The Fund intends to purchase non-voting securities of, or to contractually forego the right to vote in respect of, Investment Funds in order to prevent the Fund from becoming an “affiliated person” of the Investment Fund for purposes of the 1940 Act and becoming subject to the prohibitions on transactions with affiliated persons contained in the 1940 Act. Consequently, the Fund will not be able to vote to the full extent of its economic interest on matters that require approval of investors in each Investment Fund, including matters that could adversely affect the Fund’s investment.

PERFORMANCE

The Fund commenced operations on June 16, 2014. Because the Fund has been in operation for less than one full calendar year as of the date of this Prospectus, no performance returns are presented in this part of the Prospectus. Annual performance returns provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Fund’s current performance for the most recent month end can be obtained by calling 1-855-890-7725. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

MANAGEMENT OF THE FUND

Adviser: Blackstone Alternative Investment Advisors LLC

Sub-Advisers:

AlphaParity, LLC

Bayview Asset Management, LLC

Boussard & Gavaudan Investment Management, LLP

BTG Pactual Asset Management US, LLC

Caspian Capital LP

Cerberus Sub-Advisory I, LLC

Chatham Asset Management, LLC

Credit Suisse Hedging-Griffo Serviços Internacionais S.A.

EMSO Partners Limited

Good Hill Partners LP

GS Investment Strategies, LLC

HealthCor Management, L.P.

Two Sigma Advisers, LLC

Union Point Advisors, LLC

Waterfall Asset Management, LLC

Wellington Management Company, LLP

Portfolio Managers:

Name	Portfolio Manager of the Fund Since	Title
Stephen Sullens	2014	Senior Managing Director and Head of Portfolio Management for Hedge Fund Solutions, The Blackstone Group L.P. (“Blackstone”)
Richard Scarinci	2014	Managing Director, Blackstone (Hedge Fund Solutions)
Alberto Santulin	2014	Managing Director, Blackstone (Hedge Fund Solutions)

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PURCHASE AND SALE OF FUND SHARES

The minimum initial investment in Class D Shares of the Fund by an investor is $25,000, and the minimum subsequent investment in Class D Shares of the Fund by an investor is $5,000.

The minimum initial investment in Class I Shares of the Fund by an investor is $1,000,000, and the minimum subsequent investment in Class I Shares of the Fund by an investor is $200,000.

Class R Shares do not have initial investment or subsequent investment minimums. Financial intermediaries and other retirement plans may impose additional minimum initial and subsequent investment amounts, which may be higher than those imposed by the Fund. Contact your financial intermediary or retirement plan for further information.

The minimum initial investment in Class Y Shares of the Fund by an investor is $5,000,000, and the minimum subsequent investment in Class Y Shares of the Fund by an investor is $1,000,000.

In the case of investments made by clients of a financial intermediary, broker-dealer, financial institution, or registered investment advisor that invest in the Fund through an omnibus account (such that the clients represent a single record holder of the Fund’s shares) under an arrangement approved by the Fund and/or Blackstone Advisory Partners L.P. (the “Distributor”), these investment minimums are applied at the omnibus account level. The Fund, the Adviser or the Distributor may waive the minimum investment requirements for any share class from time to time in its sole discretion and waive investment minimum requirements in Class D and/or Class I Shares for certain omnibus accounts or retirement plans.

You may purchase or redeem shares of the Fund each day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value determined after receipt of your request in good order.

For more information about how to purchase, redeem, or exchange shares, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the Fund, you should contact the Fund by phone at 1-855-890-7725 or by mail at 345 Park Avenue, 28th Floor, New York, NY 10154.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gain, except where your investment is through an IRA, 401(k), or other tax-advantaged account.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or Distributor, out of their own resources and at no cost to the Fund or its shareholders, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE ON THE FUND’S INVESTMENT STRATEGIES, INVESTMENTS, AND RISKS

Investment Objective

The investment objective of the Fund is to seek capital appreciation. This investment objective may be changed without shareholder approval.

Investment Strategy

The Adviser, Blackstone Alternative Investment Advisors LLC, seeks to achieve the Fund’s objective by allocating the Fund’s assets among a variety of non-traditional or “alternative” investment strategies. As noted above, the Adviser allocates the Fund’s assets among Sub-Advisers, which have experience managing alternative investment strategies, and among Investment Funds and may also manage a portion of the Fund’s assets directly. The main strategies of the Sub-Advisers and Investment Funds may include:

•

Fundamental Strategies, which employ processes designed to identify attractive opportunities in securities of companies that are undervalued/overvalued or expected to experience high/low levels of growth, including bottom-up analysis of a company’s financial statements.

•

Global Macro Strategies, which focus on macroeconomic fundamentals in developing investment theses. Monetary policy shifts, fiscal policy shifts, gross domestic product growth or inflation all may be considered in developing a market view.

•	Opportunistic Trading Strategies, which employ processes designed to identify short-term or long-term trading opportunities, including analyzing supply/demand imbalances.

•

Quantitative Strategies, which employ quantitative techniques that seek gains from anticipated price movements, including models based on valuation, events, statistics, economic fundamentals, changes in economic environments, and changes in market sentiment.

•	Managed Futures Strategies, which seek to profit from movements in the global financial, commodity, and currency markets by investing in futures, options, and forward contracts.

•	Multi-Strategy Strategies, which employ a wide variety of strategies, including some or all of those described above, based upon analysis of macroeconomic variables.

The Adviser determines the allocations of the Fund’s assets and expects to allocate a majority of the Fund’s assets among a number of affiliated and unaffiliated Sub-Advisers with expertise in alternative investment strategies. The Adviser is responsible for selecting the strategies, for identifying and retaining Sub-Advisers with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each Sub-Adviser. The Adviser may adjust allocations from time to time among strategies or Sub-Advisers. The Adviser reviews a number of quantitative and qualitative factors as part of its process for selecting and monitoring Sub-Advisers, as described in “More on Fund Management – Selection of Sub-Advisers.”

Each Sub-Adviser is responsible for the day-to-day management of the assets that the Adviser allocates to it. The Adviser has the ultimate responsibility to oversee each Sub-Adviser, subject to the oversight of the Fund’s Board of Trustees. The Adviser is also responsible for recommending the hiring, termination, and replacement of Sub-Advisers.

The Adviser intends to hire and terminate Sub-Advisers in accordance with the terms of an exemptive order that the Fund and the Adviser have obtained from the SEC. This order permits the Adviser, subject to supervision and approval by the Board of Trustees, to enter into, and to amend in material respects, sub-advisory agreements without seeking the approval of the Fund’s shareholders. The Fund will furnish shareholders with information about a new Sub-Adviser within 90 days of hiring the Sub-Adviser.

The Adviser has currently entered into sub-advisory agreements with, and may allocate the Fund’s assets to, the following Sub-Advisers:

Sub-Adviser	Strategy
AlphaParity, LLC	Quantitative Strategies
Bayview Asset Management, LLC	Fundamental Strategies
Boussard & Gavaudan Investment Management, LLP	Multi-Strategy Strategies
BTG Pactual Asset Management US, LLC	Global Macro Strategies
Caspian Capital LP	Opportunistic Trading Strategies
Cerberus Sub-Advisory I, LLC	Opportunistic Trading Strategies
Chatham Asset Management, LLC	Opportunistic Trading Strategies
Credit Suisse Hedging-Griffo Serviços Internacionais S.A.	Global Macro Strategies
EMSO Partners Limited	Fundamental Strategies
Good Hill Partners LP	Fundamental Strategies
GS Investment Strategies, LLC	Fundamental Strategies
HealthCor Management, L.P.	Fundamental Strategies
Two Sigma Advisers, LLC	Quantitative Strategies
Union Point Advisors, LLC	Fundamental Strategies

14	BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	AUGUST 29, 2014

Sub-Adviser	Strategy
Waterfall Asset Management, LLC	Fundamental Strategies
Wellington Management Company, LLP	Fundamental Strategies

The Adviser manages Fund assets not allocated to the Sub-Advisers. The Adviser expects to allocate at least 65% of the Fund’s assets to the Sub-Advisers but may manage up to 35% of the Fund’s assets directly. The Adviser may invest up to 25% of the Fund’s assets in Investment Funds, which include unaffiliated hedge funds, funds traded publicly on foreign exchanges, UCITS funds, and open-end and closed-end management investment companies. A portion of the Investment Funds (no more than 15% of the Fund’s assets, taken together with any other illiquid assets held by the Fund) is expected to be “illiquid” (i.e., holdings that the Fund would not be able to sell or dispose of in the ordinary course of business within seven calendar days). The Investment Funds in which the Fund invests are not subject to the investment policies of the Fund and may have different or contrary investment policies.

The Fund’s assets may be invested in its three wholly-owned and controlled Subsidiaries, each of which has the same investment objective as the Fund. The Fund’s Cayman Subsidiary is formed as an exempted company under the laws of the Cayman Islands and the Fund’s two Domestic Subsidiaries are formed as limited liability companies under the laws of the State of Delaware. The Cayman Subsidiary is expected to invest, directly or indirectly through the use of derivatives, in securities and commodity interests. The Domestic Subsidiaries are expected to invest, directly or indirectly through the use of derivatives, almost entirely in securities (with only de minimis exposure to commodity interests). Each of the Fund and the Cayman Subsidiary is expected to be a commodity pool subject to regulation by the Commodity Futures Trading Commission (“CFTC”). The pool operator of the Domestic Subsidiaries is expected to be exempt from registration as such with the CFTC with respect to the Domestic Subsidiaries. The Fund does not expect to invest more than 25% of its assets in the Cayman Subsidiary.

The Adviser will advise the Subsidiaries and may select one or more Sub-Advisers to manage the assets of the Fund or of a Subsidiary, depending on the nature of each Sub-Adviser’s investment strategy. As with the Fund, the Adviser is responsible for each Subsidiary’s day to day business pursuant to an investment advisory agreement with the Subsidiary. Under an investment management agreement with each Subsidiary, the Adviser provides each Subsidiary with the same type of management services as the Adviser provides to the Fund. The Adviser receives compensation for providing such services. The Fund does not currently intend to sell or transfer all or any portion of its ownership interests in a Subsidiary.

In addition, the Adviser may obtain for the Fund synthetic exposure to investment strategies through the use of one or more total return swaps through which the Fund or a Subsidiary makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives, or commodity interests representing a particular index sponsored by a third-party investment manager identified by the Adviser. The total return swap, and fees and expenses relating to the swap (including administrative and other fees charged by the counterparty and management and/or performance fees associated with the index), typically would be based on a notional amount. The Fund would not bear any fees or expenses relating to a total return swap directly; instead, those fees and expenses will reduce the return that the Fund earns from investing in the total return swap.

The Fund will have investment exposure, directly or indirectly through the Subsidiaries or Investment Funds, to a broad range of instruments, markets, and asset classes economically tied to U.S. and foreign markets. (Unless indicated otherwise, references to the investment exposure or risks of the Fund should be understood to refer to the Fund’s direct investment exposure and risks and its indirect investment exposure and risks through the Subsidiaries or Investment Funds.) Investments may include, but are not limited to, equity securities, fixed income securities, and derivative and commodity instruments. The Fund may take both long and short positions in all of its investments. There is no limit on the amount of exposure the Fund may have to any specific asset class, market sector, or instrument. The Fund may purchase securities in private placements. The Fund may have significant investment leverage as a result of its use of derivatives or its investments in Investment Funds. Additionally, the Fund may lend its portfolio securities, and may use the collateral it receives for the securities on loan to purchase any investment, which may result in investment leverage. See “Leverage Risk” below.

The equity securities in which the Fund may invest include equity securities of companies of any market capitalization throughout the world (including the U.S.), which may include common stocks, preferred stocks, convertible securities, depositary receipts, ETFs, REITs, royalty trusts, and partnership interests.

The fixed income securities in which the Fund may invest include debt securities of governments throughout the world (including the U.S.) as well as their agencies and/or instrumentalities, debt securities of corporations throughout the world (including the U.S.), debt securities of any credit rating (including below investment grade debt securities (commonly known as “junk bonds”)) or debt securities that are unrated, commercial and residential mortgage-backed securities, asset-backed securities (including those backed by consumer assets), bank loans, loan assignments and loan participations, and bankruptcy or trade claims.

The derivative instruments in which the Fund may invest include futures and forward contracts (including mortgage TBAs); swaps, such as credit default swaps, total return swaps, interest rate swaps (including constant maturity swaps) and/or contracts for difference; call and put options including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts; and warrants and rights. The Fund may invest in foreign currency futures, forwards, or exchange contracts. Any of these derivatives may be used in an effort to gain economic exposure to one or more alternative investment strategies, to enhance returns, or to hedge the Fund’s positions by managing or adjusting the risk profile of the Fund or its individual positions. The Adviser will monitor the

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	AUGUST 29, 2014	15

credit quality of derivatives counterparties in order to assure they maintain what the Adviser believes to be sufficient financial resources to meet their obligations to the Fund or Subsidiary. In addition to derivative instruments, the Fund may also invest in repurchase agreements.

The Fund is non-diversified, which means it may invest in fewer securities than a “diversified” fund.

Temporary Investments

The Fund may, from time to time, take temporary defensive positions in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, the Fund may invest all or some of its total assets in U.S. government securities, commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks, corporate bonds, money market instruments, cash, cash equivalents and ETFs tracking the performance of high yield and investment grade bond indexes. When the Fund’s assets are invested in these instruments, the Fund may not achieve its investment objective.

Risks

An investment in the Fund should be considered a speculative investment that entails substantial risks; you may lose part or all of your investment or your investment may not perform as well as other similar investments. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful. The following is a description of the risks of investing in the Fund, including the indirect risks associated with the Fund’s investments in Investment Funds and the Subsidiaries. The SAI contains additional information about the risks of investing the Fund.

As applicable, references to the “Fund” shall mean any one or more of the Fund, Subsidiaries, and Investment Funds, and references to a “manager” shall mean any one or more of the Adviser, the Sub-Advisers and the advisors to the Investment Funds.

Principal Investment Risks

Activist Strategies Risk. The Fund may purchase securities of a company that is the subject of a proxy contest or which activist investors (including, potentially, a manager) are attempting to influence, in the expectation that new management or a change in business strategies will be able to improve the company’s performance or effect a sale or liquidation of its assets so that the price of the company’s securities will increase. If the incumbent management of the company is not defeated, or if new management is unable to improve the company’s performance or sell or liquidate the company, the market price of the company’s securities will typically fall, which may cause the Fund to suffer a loss.

In addition, where an acquisition or restructuring transaction or proxy fight is opposed by the subject company’s management, the transaction often becomes the subject of litigation. Such litigation involves substantial uncertainties and may impose substantial cost and expense on the Fund.

Allocation Risk. The Fund’s ability to achieve its investment goal depends upon the Adviser’s skill in determining the Fund’s allocation to alternative investment strategies and in selecting the best mix of Sub-Advisers, Investment Funds, and other investments. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, manager, Investment Fund, or other issuer is incorrect. There is no assurance as to the amount of the Fund’s assets that the Adviser may allocate to any investment strategy, Sub-Adviser, Subsidiary, or Investment Fund from time to time.

Arbitrage Strategies Risk. The Fund may purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer, and substantially above the prices at which such securities traded immediately prior to announcement of the merger, exchange offer or cash tender offer. If the proposed transaction appears likely not to be consummated or is delayed, the market price of the security to be tendered or exchanged may be expected to decline sharply, which would result in a loss to the Fund. In addition, if the manager determines that the offer is likely to be increased, either by the original bidder or by another party, the Fund may purchase securities above the offer price; such purchases are subject to a high degree of risk.

The consummation of mergers and tender and exchange offers can be prevented or delayed by a variety of factors, including opposition by the management or shareholders of the target company, private litigation or litigation involving regulatory agencies, and approval or non-action of regulatory agencies. The likelihood of occurrence of these and other factors, and their impact on an investment, can be very difficult to evaluate.

Bank Debt Risk. The Fund may invest in bank loans and participations. Risks associated with these obligations include, but are not limited to: inadequate perfection of the security interest granted under the loan documents; inadequate collateral; the possible invalidation or compromise of a loan transaction as a fraudulent conveyance or preference under relevant creditors’ rights laws; the validity and seniority of bank claims and guarantees; environmental liability that may arise with respect to collateral securing the obligations; adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; long and less certain settlement periods; limitations on the ability of the Fund to directly enforce its rights with respect to participations and illiquidity in the market for the resale of such loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loan, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a loan, the Fund may become a member of the syndicate.

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If a loan is acquired through an assignment, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If a loan is acquired through a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Bankruptcy Process Risk. The Fund may purchase bankruptcy claims. There are a number of significant risks inherent in the bankruptcy process. The effect of a bankruptcy filing on a company may adversely and permanently affect the company by causing it to lose its market position and key employees and otherwise become incapable of restoring itself as a viable business. Many events in a bankruptcy are the product of contested matters and adversarial proceedings and are beyond the control of the creditors. The duration of a bankruptcy proceeding is difficult to predict and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors, confirmed by the bankruptcy court, and until it ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and are paid out of the debtor’s estate before any return to creditors. Furthermore, bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a bankruptcy reorganization. Because the standard for classification is vague, there exists the risk that the Fund’s influence with respect to the class of securities it owns can be impaired as a result of increases in the number and amount of claims in that class or by different classification and treatment of that class. Finally, amounts previously paid to the Fund may be challenged as fraudulent conveyances or preferences as part of a bankruptcy proceeding.

Below Investment-Grade Instruments Risk. The Fund may invest and transact in unrated or lower-rated fixed income securities and other instruments, sometimes referred to as “high yield” or “junk” bonds. Lower-rated securities may include securities that have the lowest rating or are in default. Investing in lower-rated or unrated securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities, including a high degree of credit risk. Lower-rated or unrated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated or unrated securities may be more complex than for issuers/issues of higher quality debt securities. Lower-rated or unrated securities may be more susceptible to losses and real or perceived adverse economic and competitive industry conditions than higher-grade securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, and to be unlikely to have the capacity to pay interest and repay principal. The secondary markets on which lower-rated or unrated securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the value of such investments. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated or unrated securities, especially in a thinly traded market. It is possible that a major economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities. Furthermore, with respect to certain residential and commercial mortgage-backed securities, it is difficult to obtain current reliable information regarding delinquency rates, prepayment rates, servicing records, as well as updated cash flows. The use of credit ratings as the sole method of evaluating lower-rated or unrated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. In addition, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was rated.

Borrowing Risk. The Fund may borrow money (or engage in transactions that are economically similar to borrowing money) to fund investments, to satisfy redemptions, or to obtain investment exposure to various markets or investment styles, which may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its repayment obligations. The Fund maintains a line of credit with State Street Bank and Trust Company. The Fund pays a commitment fee to maintain the line of credit in addition to the stated interest rate.

Collateralized Debt Obligations Risk. Collateralized debt obligations are subject to credit, interest rate, valuation, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.

Commodities-Related Investments Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may also change.

Conflicts of Interest Risk. The Adviser and Sub-Advisers will have conflicts of interest which could interfere with their management of the Fund. For example, the Adviser or Sub-Adviser (or its affiliates) may manage other investment funds or have other clients that may be similar to, or overlap with, the investment objective and strategy of the Fund, creating potential conflicts of interest in investment decisions regarding investments that may be appropriate for the Fund and the Adviser’s or Sub-Advisers’ other clients. These

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conflicts of interest may be exacerbated to the extent that the Adviser’s or Sub-Advisers’ other clients pay them higher fees or performance-based fees. In addition, the activities in which the Adviser or Sub-Advisers and their affiliates are involved may limit or preclude the flexibility that the Fund may otherwise have to participate in certain investments. The advisors to the Investment Funds may have similar, or other, conflicts of interest. Further information regarding conflicts of interest is available in the SAI.

Contracts for Difference Risk. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. If the short basket outperforms the long basket, the Fund will realize a loss – even in circumstances when the securities in both the long and short baskets appreciate in value.

Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. “Mandatory” convertible bonds, which must be converted into common stock by a certain date, may be more exposed to the risks of the underlying common stock.

Counterparty Credit Risk. The stability and liquidity of repurchase agreements, swap transactions, forwards and over-the-counter derivative transactions depend in large part on the creditworthiness of the parties to the transactions. It is expected that the relevant manager will monitor the creditworthiness of firms with which it will cause the Fund to enter into repurchase agreements, interest rate swaps, caps, floors, collars or over-the-counter derivatives. If there is a default by the counterparty to such a transaction, the relevant manager will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the value of the Fund being less than if the transaction had not been entered into. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of such vehicle’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Fund may use counterparties located in jurisdictions outside the United States. Such local counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Fund and its assets. Shareholders should assume that the insolvency of any counterparty would result in a loss to the Fund, which could be material.

If the Fund obtains exposure to one or more Investment Funds indirectly through the use of one or more total return swaps, those investments will be subject to counterparty risk.

Debt Securities Risk. Debt securities, such as bonds and certain asset-backed securities, involve certain risks, which include:

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Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

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Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

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Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to future changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than the value of shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

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Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. The Fund may take steps to attempt to reduce the exposure of its portfolio to interest rate changes; however, there can be no guarantee that the Fund will take such actions or that the Fund will be successful in reducing the impact of interest rate changes on the portfolio. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.

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•

Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

•	Variable and Floating Rate Instrument Risk. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

Defensive Investing Risk. For defensive purposes, the Fund may, as part of its risk management process, allocate assets into cash or short-term fixed income securities without limitation. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Fund holds cash uninvested it will be subject to the credit risk of the depositary institution holding the cash.

Derivatives Risk. The Fund may use derivatives for hedging and non-hedging purposes. Derivatives can be volatile and illiquid, can be subject to counterparty credit risk and may entail investment exposure greater than their notional amount. Recent legislation calls for new regulation of the derivatives markets. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the “over-the-counter” or “OTC” market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

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Futures. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the trader. Moreover, futures positions are marked to market each day and variation margin payment must be paid to or by a trader.

Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts.

Although the Fund typically enters into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, the Fund could be prevented from promptly liquidating unfavorable positions and thus be subjected to substantial losses.

In addition, the CFTC and various exchanges impose speculative position limits on the number of positions a person or group may hold or control in particular commodities. For purposes of complying with speculative position limits, the Fund’s outright positions (i.e., those that are not bona fide hedge positions or spread positions specifically exempted from speculative limits) may be aggregated with positions of certain related persons and, as a result, the Fund may be unable to take positions in particular futures contracts or may be forced to liquidate positions in particular futures contracts.

When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss.

Unlike trading on domestic futures exchanges, trading on non-U.S. futures exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non-U.S. exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

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Forwards. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward contracts may also include mortgage to be announced securities (“TBAs”) in which the exact securities to be delivered to the buyer are chosen just before delivery rather than at the time of the original trade. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Fund due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Fund would

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otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, the Fund may be exposed to credit risks with regard to counterparties with whom the Fund trades as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund. Some counterparties with whom the Fund transacts may not be rated investment grade.

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Options. Options trading involves certain additional risks. Specific market movements of the option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, the Fund might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the futures contract underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss.

Equity, foreign currency, or index options that may be purchased or sold by the Fund may include options not traded on a securities exchange. The risk of nonperformance by the obligor on such an option may be greater and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an option may be less than in the case of an exchange traded option.

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Swap Agreements. The Fund may use equity, credit default, interest rate, total return, and currency swap agreements. The Fund may from time to time, and certain Subsidiaries will, achieve investment exposure to an investment strategy managed by a third-party investment manager identified by the Adviser through the use of one or more total return swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. Interest rate swaps, for example, do not typically involve the delivery of securities, other underlying assets or principal. Accordingly, the market risk of loss with respect to an interest rate swap is often limited to the amount of interest payments that the relevant manager is contractually obligated to make on a net basis. The Fund’s use of swaps could create significant investment leverage—see “Leverage Risk” below.

Distressed Securities Risk. The Fund may purchase distressed securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations. Since there is typically substantial uncertainty concerning the outcome of transactions involving business enterprises in these situations, there is a high degree of risk of loss, including loss of the entire investment.

In bankruptcy, there can be considerable delay in reaching accord on a restructuring plan acceptable to a bankrupt company’s lenders, bondholders and other creditors and then obtaining the approval of the bankruptcy court. Such delays could result in substantial losses to the investments in such company’s securities or obligations. Moreover, there is no assurance that a plan favorable to the class of securities held by the Fund will be adopted or that the subject company might not eventually be liquidated rather than reorganized. See “Bankruptcy Process Risk.”

In liquidations (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price of the security in respect of which such distribution is received. It may be difficult to obtain accurate information concerning a company in financial distress, with the result that the analysis and valuation are especially difficult. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts.

Equity Securities Risk. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The prices of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Event-Driven Trading Risk. The Fund may engage in event-driven investing. Event-driven investing requires the relevant manager to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies, a meaningful change in management or the sale of a division or other significant assets by a company may not be valued as highly by the market as the manager had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors.

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Foreign Investments and Emerging Markets Risk. The Fund may invest in non-U.S. securities. Non-U.S. securities involve certain factors not typically associated with investing in U.S. securities including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Fund’s portfolio securities will be denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; (iii) certain economic and political risks, including potential exchange control regulations and potential restrictions on non-U.S. investment and repatriation of capital; and (iv) with respect to certain countries, the possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds or other assets of the Fund, political or social instability or diplomatic developments that could affect investments in those countries.

The non-U.S. securities in which the Fund invests may include securities of companies based in emerging countries or issued by the governments of such countries. Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict the Fund’s investment opportunities; and problems that may arise in connection with the clearance and settlement of trades. In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation, generally, of the securities markets in emerging countries than there is in more developed countries. Placing securities with a custodian in an emerging country may also present considerable risks.

A number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. These events could negatively affect the value and liquidity of the Fund’s investments.

Government Issued Securities Risk. The Fund may invest in U.S. government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities also include Treasury receipts and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently. These securities are subject to market and interest rate risk. The Fund may also invest in zero coupon U.S. Treasury securities, in zero coupon securities issued by governmental agencies and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury or governmental agency securities. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Hedging Transactions Risk. The Fund may invest in securities and utilize financial instruments, including but not limited to, forward contracts, currency options and interest rate swaps, caps and floors both for investment purposes and hedging purposes in order to: (i) protect against possible changes in the market value of portfolio positions resulting from fluctuations in the securities markets and changes in interest rates, (ii) protect the unrealized gains in the value of portfolio positions, (iii) facilitate the sale of any such investments, (iv) enhance or preserve returns, spreads or gains on any investment in a portfolio, (v) hedge the interest rate or currency exchange rate on any liabilities or assets, (vi) protect against any increase in the price of any securities which purchase is anticipated at a later date or (vii) for any other reason that the Fund deems appropriate.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus moderating the decline in the portfolio positions’ value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. Moreover, it may not be possible for the Fund to hedge against an exchange rate, interest rate or security price fluctuation that is so generally anticipated that the Fund is not able to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations.

The Fund is not required to attempt to hedge portfolio positions and, for various reasons, may determine not to do so. Furthermore, the Fund may not anticipate a particular risk so as to hedge against it. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if the Fund had not engaged in any such

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hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. For a variety of reasons, the Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Fund’s portfolio holdings. Moreover, it should be noted that a portfolio will always be exposed to certain risks that cannot be hedged, such as credit risk (relating both to particular securities and counterparties), “liquidity risk” and “widening” risk.

High Portfolio Turnover Risk. Certain of the Fund’s strategies, typically those that involve actively trading securities, may result in a high portfolio turnover rate, which can increase transaction costs (thus lowering performance) and taxable distributions. A high fund portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. The portfolio turnover rate of the Fund may vary from year to year, as well as within a year.

Investment Company and ETF Risk. The Fund may invest in shares of investment companies and ETFs, which invest in a wide range of instruments designed to track the price, performance and dividend yield of a particular commodity, security, securities market index (or sector of an index). The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company and ETF invests. When the Fund invests in investment company securities or ETFs, shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an investment company or ETF could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company or ETF) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company or ETF. The trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted.

Investment Strategy Risk. The Adviser and certain Sub-Advisers manage another series of the Trust with strategies similar to those of the Fund. Additionally, Sub-Advisers or their affiliates may offer strategies to other funds and/or accounts that are similar to the strategies implemented for the Fund. Although the strategies employed by the Adviser and Sub-Advisers for the Fund and other funds and/or accounts may be described in similar general terms, there may be differences in such strategies. The resulting portfolio compositions and performance results will differ across the Fund and such other funds and/or accounts.

Large Redemption Risk. Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the Adviser or Sub-Advisers would otherwise decide to do so. Large redemptions in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transaction costs. The Fund may be used as an investment in asset allocation programs sponsored by financial intermediaries. The Fund may have all or a large percentage of its shares owned by such asset allocation programs or other large shareholders from time to time. Should such financial intermediary or other large shareholder change investment strategies or investment allocations such that fewer assets are invested in the Fund or the Fund is no longer used as an investment, the Fund could experience large redemptions of its shares, potentially requiring the Fund to dispose of its assets at disadvantageous prices.

Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives or lending portfolio securities and using the collateral to purchase any investment, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. Futures contracts, options on futures contracts, and forward contracts allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. In addition, a total return swap on an investment account or vehicle managed by a third party could represent investment exposure by the Fund that far exceeds the fixed amount that the Fund is required to pay the counterparty, creating significant investment leverage. Use of leverage can produce volatility and may increase the risk that the Fund will lose more than it has invested.

Limited Operating History Risk. The Fund and the Subsidiaries commenced operations on June 16, 2014 and thus have a limited operating history. While the Adviser and certain Sub-Advisers may have experience in investment-related activities and in managing private investment funds, the Adviser and the Sub-Advisers have limited experience as a manager of a registered investment company.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s investments must be liquid at the time of investment, the Fund may invest, to some extent, in restricted, distressed, non-exchange traded, and/or privately placed securities, as well as in illiquid Investment Funds. In addition, liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for an investment, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Macro Strategy Risk. The profitability of any macro program depends primarily on the ability of its manager to predict derivative contract price movements to implement investment theses regarding macroeconomic trends. Price movements for commodity interests are influenced by, among other things: changes in interest rates; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; weather and climate conditions; natural disasters, such as hurricanes; changing supply and demand

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relationships; changes in balances of payments and trade; U.S. and international rates of inflation and deflation; currency devaluations and revaluations; U.S. and international political and economic events; and changes in philosophies and emotions of market participants. The manager’s trading methods may not take all of these factors into account.

The global macro programs to which the Fund’s investments are exposed typically use derivative financial instruments that are actively traded using a variety of strategies and investment techniques that involve significant risks. The derivative financial instruments traded include commodities, currencies, futures, options and forward contracts and other derivative instruments that have inherent leverage and price volatility that result in greater risk than instruments used by typical mutual funds, and the systematic programs used to trade them may rely on proprietary investment strategies that are not fully disclosed, which may in turn result in risks that are not anticipated.

Market Capitalization Risk (Small-, Mid- and Large-Cap Stocks Risk). To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of smaller companies, often with lower volatility. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks.

Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. While a manager may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Such market environment changes may adversely affect the performance of a model and amplify losses. Selection risk is the risk that the securities held by the Fund will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Model and Technology Risk. Managers (such as certain Sub-Advisers) may use investment programs that are fundamentally dependent on proprietary or licensed technology through such manager’s use of, among other things, certain hardware, software, model-based strategies, data gathering systems, order execution, and trade allocation systems, and/or risk management systems. These strategies may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. Any such errors, imperfections or limitations in a model could affect the ability of the manager to implement strategies. Despite testing, monitoring and independent safeguards, these errors may result in, among other things, execution and allocation failures and failures to properly gather and organize data – all of which may have a negative effect on the Fund. Such errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. A manager (and/or the licensor of the models or technology) may detect certain errors that it chooses, in its sole discretion, not to address or fix. By necessity, models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Moreover, an increasing number of market participants may rely on models that are similar to those used by a manager (or an affiliate of a manager), which may result in a substantial number of market participants taking the same action with respect to an investment. Should one or more of these other market participants begin to divest themselves of one or more portfolio investments, the Fund could suffer losses.

Mortgage- and Asset-Backed Securities Risk. Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment risk than residential mortgage-backed securities (“RMBS”), each of RMBS, CMBS and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks. See “Debt Securities Risk” above.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and would include agency derivative indices, such as Markit IOS, and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary

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inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

The mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of real-estate values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

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Residential Mortgage-Backed Securities Risk. The Fund may invest in RMBS. Holders of RMBS bear various risks, including credit, market, interest rate, structural, and legal risks. RMBS represent interests in pools of residential mortgage loans secured by one to four family residential mortgage loans. RMBS are particularly susceptible to prepayment risks, as they generally do not contain prepayment penalties and a reduction in interest rates will increase the prepayments on the RMBS.

The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s equity in the mortgaged property, and the financial circumstances of the borrower. Certain mortgage loans may be of sub-prime credit quality (i.e., do not meet the customary credit standards of Fannie Mae and Freddie Mac). Delinquencies and liquidation proceedings are more likely with sub-prime mortgage loans than with mortgage loans that satisfy customary credit standards. If a portfolio of RMBS is backed by loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions in the United States, residential mortgage loans may be more susceptible to geographic risks relating to such areas. Violation of laws, public policies, and principles designed to protect consumers may limit the servicer’s ability to collect all or part of the principal or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it, or subject the servicer to damages and administrative enforcement. Any such violation could also result in cash flow delays and losses on the related issue of RMBS. It is not expected that RMBS will be guaranteed or insured by any U.S. governmental agency or instrumentality or by any other person. Distributions on RMBS will depend solely upon the amount and timing of payments and other collections on the related underlying mortgage loans.

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Non-Investment-Grade RMBS Risk. The Fund may invest in RMBS that are non-investment grade, which means that major rating agencies rate them below the top four investment-grade rating categories (i.e., “AAA” through “BBB”). Non-investment grade RMBS tend to be less liquid, may have a higher risk of default, and may be more difficult to value than investment grade bonds. Recessions or poor economic or pricing conditions in the markets associated with RMBS may cause defaults or losses on loans underlying such securities. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not certain, which may impair the Fund’s performance and reduce the return on its investments.

Multi-Manager Risk. The multi-manager strategy employed by the Fund involves special risks, which include:

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Offsetting Positions. Managers may make investment decisions which conflict with each other; for example, at any particular time, one manager may be purchasing shares of an issuer whose shares are being sold by another manager. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

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Proprietary Investment Strategy Risk. Managers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board of Trustees or the Adviser. Moreover, consistent with the Fund’s investment objectives, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems that rely on patterns inferred from historical prices and other financial data in evaluating prospective investments, may be changed or refined over time. A manager (or the licensor of the strategies used by the manager) may make certain changes to the strategies the manager has previously used, may not use such strategies at all (or the manager’s license may be revoked), may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board of Trustees or the Adviser. For example, managers that develop or license quantitative models may, in their discretion, modify various programmable settings within these models (e.g., investment and execution analytics, weightings and risk parameters).These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

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Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

Non-Exchange Traded Securities Risk. The Fund may invest in non-exchange traded securities, which are subject to liquidity and valuation risks. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange.

Privately Placed Securities Risk. Securities that are purchased in private placements may be illiquid. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, the Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price. Disposing of privately-placed securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. The privately placed securities purchased may be “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration.

Regulatory Risk. Legal, tax, and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. There has been an increase in governmental, as well as self-regulatory, scrutiny of the investment industry in general and the alternative investment industry in particular. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of the Fund or Subsidiaries to trade in securities or commodities or the ability of the Fund to employ, or brokers and other counterparties to extend, credit in their trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund’s performance.

The Fund and its managers may also be subject to regulation in jurisdictions in which they engage in business, which, in turn, could have a material adverse impact on the value of the investments of the Fund. Shareholders should understand that the Fund’s business is dynamic and is expected to change over time. Therefore, the Fund may be subject to new or additional regulatory constraints in the future. This Prospectus cannot address or anticipate every possible current or future regulation that may affect the Board of Trustees, the Adviser, the Sub-Advisers, the Fund, the Investment Funds, or the businesses of each. Such regulations may have a significant impact on shareholders or the operations of the Fund, including, without limitation, restricting the types of investments the Fund may make, preventing the Fund from exercising its voting rights with regard to certain financial instruments, requiring the Fund to disclose the identity of its investors or otherwise. The Board of Trustees may, in its sole discretion, cause the Fund to be subject to such regulations if it believes that an investment or business activity is in the Fund’s interest, even if such regulations may have a detrimental effect on one or more shareholders. Prospective investors are encouraged to consult their own advisors regarding an investment in the Fund.

REIT Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action such as the exercise of eminent domain; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.

Reliance on Data Risk. The Fund may use investment strategies, such as quantitative strategies, that are highly reliant on the gathering, cleaning, culling, and analysis of large amounts of data from third parties and other external sources. It is not possible or practicable, however, for a manager to factor all relevant, available data into quantitative model forecasts and/or trading decisions. Quantitative managers (and/or affiliated licensors of such data) will use their discretion to determine what data to gather with respect to an investment strategy and what subset of that data the models will take into account to produce forecasts that may have an impact on ultimate trading decisions. Shareholders should be aware that there is no guarantee that a quantitative manager will use any specific data or type of data in generating forecasts or making trading decisions on behalf of the Fund, nor is there any guarantee that the data actually utilized in generating forecasts or making trading decisions on behalf of the Fund will be (i) the most accurate data available or (ii) free from errors.

Royalty Trusts Risk. Royalty trusts are investment trusts whose securities are listed on a stock exchange or are privately traded and typically control underlying companies whose business relates to, without limitation, the acquisition, exploitation, production, and sale of oil and natural gas. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

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Sector Risk. The Fund’s investing approach may dictate an emphasis on certain sectors, industries, or sub-sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector, industry, or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Securities Lending Risk. The Fund may make secured loans of its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that represents a portion of the Fund’s earnings on the collateral or that represents a finance charge on the value of the collateral. Because the Fund may use collateral to purchase any investments in accordance with its investment objective, the Fund’s securities lending transactions may result in investment leverage. The Fund bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund may have the right to call loans at any time on reasonable notice, and it will do so in order for the securities to be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the Fund’s investment. However, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. A manager may retain lending agents on behalf of the Fund that are compensated based on a percentage of the Fund’s return on its securities lending. The Fund may also pay various fees in connection with securities loans, including shipping fees and custodian fees.

Short Sales Risk. The Fund may engage in short sales. Selling securities short creates the risk of losing an amount greater than the amount invested. Short selling is subject to the theoretically unlimited risk of loss because there is no limit on how much the price of a stock may appreciate before the short position is closed out. A short sale may result in a sudden and substantial loss if, for example, an acquisition proposal is made for the subject company at a substantial premium over the market price. Irrespective of the risk control objectives of the Fund’s multi-asset, multi-manager approach, such a high degree of leverage necessarily entails a high degree of risk. In the event that the Fund utilizes leverage in its investment program, the Fund may be subject to claims by financial intermediaries that extended “margin” loans in respect of such managed account. The risks involved in the use of leverage are increased to the extent that the Fund itself leverages its capital. An increasing number of jurisdictions are limiting the ability of market participants to engage in short selling in respect of certain securities. In some cases, these rules may also limit the ability of market participants to enter into a short position through a credit default swap or other similar derivatives contract. These rules may limit or preclude the Fund from entering into short sales or otherwise taking short positions that the applicable manager believes could be advantageous to the Fund. The Fund may also incur expenses relating to short sales, such as divided expense (paying the value of dividends to the person that loaned the security to the Fund so that the Fund could sell it short; this expense is typically, but not necessarily, substantially offset by market value gains after the dividends are announced) and interest expense (the Fund may owe interest on its use of short sale proceeds to purchase other investments; a portion of this expense may, but is not necessarily, offset by stock lending rebates).

Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Structured Products Risk. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.

Subsidiary Risk. By investing in the Subsidiaries, the Fund is indirectly exposed to the risks associated with the Subsidiaries’ investments. The instruments held by each Subsidiary are in many respects similar to those that are permitted to be held by the Fund

26	BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	AUGUST 29, 2014

and subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of each Subsidiary will be achieved. The Subsidiaries are not registered under the 1940 Act and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Cayman Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. In addition, in late July 2011, the IRS suspended the issuance of private letter rulings relating to the tax treatment of income and gain generated by investments in commodity-linked notes and income generated by investments in controlled foreign corporations, such as the Cayman Subsidiary, that invest in commodity-linked derivative instruments.

Tax Risk. The extent of the Fund’s investments in each of the instruments, markets and asset classes described herein and the manner in which the Fund achieves such investments are limited by the Fund’s intention to qualify for taxation as a RIC under Subchapter M of the Code. If the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s treatment as a RIC may be jeopardized. In particular, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income from specified sources (such income, “qualifying income”). Income from direct investments in commodities and certain commodity-related derivatives is not qualifying income. The IRS has indicated in a revenue ruling that income from certain commodity-linked instruments, such as certain structured notes, can potentially constitute “qualifying income,” and the IRS has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes “qualifying income.” The IRS formerly issued private letter rulings concluding that income derived by a RIC from a wholly owned subsidiary, such as the Cayman Subsidiary, that invests in commodities and commodity-linked derivatives constitutes “qualifying income,” but the IRS has suspended the issuance of such rulings and is reviewing its policy in this area. Moreover, each of the private letter rulings it issued applies only to the taxpayer that received it and may not be used or cited as precedent. The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings. It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items do or will not constitute “qualifying income.” The tax treatment of the Fund’s investment in the Cayman Subsidiary could also be adversely affected by future legislation or Treasury regulations. If income derived by the Fund from its investments in the Cayman Subsidiary were not to constitute “qualifying income,” the Fund would likely not qualify as a RIC under the Code. In addition, the Fund’s investments in and through underlying entities such as the Cayman Subsidiary and other investment vehicles may make it difficult for the Fund to meet the RIC qualification requirements regarding the diversification of its assets. Further, the U.S. tax treatment of certain of the Fund’s investments is uncertain, including under Subchapter M; an adverse determination by the IRS regarding the timing, character or amount of the Fund’s income or gains could cause the Fund to fail to meet the requirements for treatment as a RIC.

If the Fund were ineligible to or otherwise did not cure any failure to qualify for treatment as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. The Fund’s failure to qualify for treatment as a RIC could therefore significantly reduce shareholders’ returns on their investments in the Fund. In addition, if any income earned by the Cayman Subsidiary or by an underlying investment vehicle in which the Cayman Subsidiary invests were treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income” or “ECI”), such income would be subject to both a federal income tax at the rates applicable to U.S. corporations and a so-called “branch profits tax” of 30%, at the entity level. If, for U.S. federal income tax purposes, the Cayman Subsidiary were to earn ECI in connection with its direct investment activities, or were deemed to earn ECI in respect of the activities of an underlying investment vehicle, a portion or all of the Cayman Subsidiary’s income could be subject to these U.S. taxes. The imposition of U.S. taxes on ECI, at either the Cayman Subsidiary level or the level of an underlying investment vehicle in which the Cayman Subsidiary invests, could significantly reduce shareholders’ returns on their investments in the Fund. Also, changes in legislation, regulations or other legally binding authority could affect the character, timing and amount of the Fund’s taxable income or gains and distributions, potentially affecting the Fund’s ability to pursue its investment strategy in the manner described herein, and potentially resulting in reduced returns to shareholders.

TBA Risk. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. The Fund relies on the seller to complete the transaction, and the seller’s failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. In addition, the Fund bears the risk of loss in the event of the default or bankruptcy of the seller.

Trade Claims Risk. The Fund may also purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings, which include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims may be illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. The markets in trade claims are not regulated by U.S. federal securities laws or the SEC.

Valuation Risk. Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	AUGUST 29, 2014	27

illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the Fund determines its net asset value.

Warrants and Rights Risk. The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Risks Specific to Investments in Investment Funds. Investment Funds often involve special risks not present in direct investments. These risks include:

•

Duplicative Fees and Expenses. It is expected that investors in the Fund will bear two layers of asset-based management fees (directly at the Fund level and indirectly at the Investment Fund level, including with respect to UCITS funds) and a single layer of incentive fees (at both the Investment Fund). The Fund does not pay an incentive fee. Expenses exist at the Fund level and the Investment Fund level.

•

Estimates. The Fund’s investments in Investment Funds will be priced, in the absence of readily available market values, based on estimates of fair value, which may prove to be inaccurate; these valuations will be used to calculate fees payable to the Adviser and the net asset value of the Fund’s shares. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if readily available market values were available for all of the Fund’s investments.

•

Exemption from 1940 Act. Investment Funds generally will not be registered as investment companies under the 1940 Act, and therefore, the Fund will not be able to avail itself of the protections of the 1940 Act with respect to such investments.

•

Illiquid Securities Risk. Certain Investment Funds, including unaffiliated hedge funds and UCITS funds, are expected to be subject to transfer or redemption restrictions that will impair the liquidity of these investments. Additionally, some Investment Funds may suspend the withdrawal rights of their shareholders, including the Fund, from time to time. Investment Funds are generally permitted to make payment to withdrawing investors in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest from an Investment Fund, the Fund may receive an in-kind distribution of investments that are illiquid or difficult to value. Illiquid investments could prevent the Fund from liquidating unfavorable positions promptly and subject the Fund to substantial losses. Furthermore, the valuation of illiquid investments is complex and uncertain, and there can be no assurance that the Adviser’s valuation will accurately reflect the value that will be realized by the Fund upon the eventual disposition of such investment. Disposition of such illiquid investments may also result in distributions in kind to the Fund. Liquid investments may become illiquid after purchase, particularly during periods of market turmoil.

•

Limited Information Rights. The Adviser will be dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect the Adviser’s ability to accurately value the Fund’s shares. In most cases where the Fund holds investments in unaffiliated Investment Funds, the Adviser has little or no means of independently verifying this information. In addition, shareholders of the Fund will have no right to receive information about unaffiliated Investment Funds or their managers, and will have no recourse against unaffiliated Investments Funds or their managers.

•

Performance Fees. Incentive fees charged by advisors of Investment Funds may create incentives for such advisors to make investments that are riskier or more speculative than in the absence of these fees. Because these fees are often based on both realized as well as unrealized appreciation, the fee may be greater than if it were based only on realized gains. In addition, the advisors of Investment Funds may receive compensation for positive performance of an Investment Fund even if the Fund’s overall returns are negative. Performance fee arrangements may differ among Investment Funds. Very generally, Investment Funds typically charge performance fees that range from 10-20% annually of realized and unrealized appreciation. However, the Fund may invest in Investment Funds that charge performance fees that are higher or lower than this typical range.

•

Special Situation Investments. Special situation investments, also known as “side pockets,” are investments in securities or other instruments that an Investment Fund determines to be illiquid or lacking a readily ascertainable fair value and which the Investment Fund designates as special situation investments. To the extent an Investment Fund invests in a special situation investment, the Fund’s ownership interest with respect to such special situation investment generally may not be withdrawn until the special situation investment, or a portion thereof, is realized or deemed realized.

•

Waiver of Voting Rights. The Fund intends to purchase non-voting securities of, or to contractually forego irrevocably the right to vote in respect of, Investment Funds in order to prevent the Fund from becoming an “affiliated person” of the Investment Fund for purposes of the 1940 Act and becoming subject to the prohibitions on transactions with affiliated persons contained in the 1940 Act. Consequently, the Fund will not be able to vote to the full extent of its economic interest on matters that require approval of investors in each Investment Fund, including matters that could adversely affect the Fund’s investment. The Fund intends to waive

28	BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	AUGUST 29, 2014

its voting rights of Investment Funds only pursuant to a negotiated, contractual agreement. The Adviser will make the determination to waive voting rights pursuant to policies adopted by the Board of Trustees, and will not consider its own interests or the interests of its other clients when it does so. Entering into voting waivers is expected to allow the Fund to purchase interests in Investment Funds that represent attractive investment opportunities, which the Fund might otherwise be restricted from holding pursuant to the prohibitions on transactions with affiliated persons under the 1940 Act. It is possible that relationships between affiliates of the Fund and an Investment Fund may be such that the Fund will be subject to prohibitions on transactions with affiliated persons regardless of any waiver of voting rights by the Fund.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters. The Fund’s full portfolio holdings are published semi-annually in reports sent to shareholders and filed with the SEC on Form N-CSR and the Fund’s Annual and Semi-Annual Reports are made available on the Fund’s website, generally within 60 days after the end of each semi-annual period.

PERFORMANCE INFORMATION FOR SIMILAR FUNDS

The Fund commenced operations on June 16, 2014 and thus has a limited operating history. Set forth below is the limited performance record of Blackstone Alternative Multi-Manager Fund (“Multi-Manager Fund”), a series of the Trust managed by the Adviser that has investment objectives, policies, and strategies that are substantially similar to those of the Fund. Multi-Manager Fund’s performance information is not the performance record of the Fund and should not be considered a substitute for the Fund’s own performance. Past returns are not indicative of future performance. This Prospectus does not offer shares of Multi-Manager Fund.

The table below shows the average annual total returns for Multi-Manager Fund and broad-based securities market indices from Multi-Manager Fund’s commencement of operations on August 6, 2013 through June 30, 2014. Multi-Manager Fund has a limited operating history and past performance (before and after taxes) that does not indicate how Multi-Manager Fund will perform in the future. Multi-Manager Fund is not subject to the same expenses to which the Fund is subject and although Multi-Manager Fund and the Fund have substantially similar investment programs, they may have different allocations, will be available through different channels, and may not necessarily make the same investments, so the investment performance of Multi-Manager Fund and the Fund will differ in the future. This information is provided to illustrate the past performance of the Adviser in managing substantially similar funds; it does not represent the performance of the Fund.

Inception (August 6, 2013) through June 30, 2014

Return Before Taxes	8.60%
Return After Taxes on Distributions	8.44%
Return After Taxes on Distributions and Sale of Fund Shares	4.88%
MSCI World Index	16.51%
Barclays U.S. Aggregate Bond Index	4.37%
HFRX Absolute Return Index	3.17%

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

The Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents that characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance.

The volatility of the indices presented above may be materially different from that of the Fund and Multi-Manager Fund. In addition, the indices employ different investment guidelines and criteria than the Fund and Multi-Manager Fund; as a result, the holdings in the Fund and Multi-Manager Fund may differ significantly from the securities that comprise the indices. The indices allow for comparison of the Fund’s and Multi-Manager Fund’s performance with that of well-known, appropriate, and widely recognized market indices; the market indices are not intended to be reflective or indicative of the Fund’s or Multi-Manager Fund’s performance.

The average annual total returns are shown above on a before- and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	AUGUST 29, 2014	29

MORE ON FUND MANAGEMENT

Adviser and Sub-Advisers

Adviser

Blackstone Alternative Investment Advisors LLC (“BAIA” or the “Adviser”) is the Fund’s investment adviser. BAIA, a registered investment adviser located at 345 Park Avenue, 28th Floor, New York, New York 10154, is an affiliate of Blackstone Alternative Asset Management L.P. (“BAAM”), a registered investment adviser with approximately $62 billion in assets under management as of August 1, 2014 and an indirect wholly-owned subsidiary of The Blackstone Group L.P., a publicly traded master limited partnership that has units that trade on the New York Stock Exchange under the symbol “BX.”

The Fund will pay the Adviser a management fee (the “Management Fee”) at an annual rate based on the Fund’s average daily net assets, excluding the net assets of the Subsidiaries. The Adviser receives additional compensation at an annual rate based on each Subsidiary’s average daily net assets for providing management services to the Subsidiaries. For collective net assets of the Fund and Subsidiaries up to $2.5 billion, the Management Fee is calculated at a rate of 1.95%, and for collective net assets greater than or equal to $2.5 billion, the Management Fee is calculated at a rate of 1.80%. The Subsidiaries have also entered into separate contracts for the provision of custody, transfer agency, and audit services, and each will bear the fees and expenses it incurs in connection with these services.

A discussion regarding the basis for the approval of the Fund’s investment advisory and sub-advisory agreements by the Board of Trustees will be available in the Fund’s initial shareholder report.

The Adviser has delegated certain SEC and CFTC recordkeeping requirements with respect to the maintenance of the Fund’s books and records to the Fund’s Sub-Advisers and to the Fund’s administrator, State Street Bank and Trust Company (One Lincoln Street, Boston, MA 02111).

Portfolio Managers

The portfolio managers of the Fund have day-to-day management responsibilities for the Fund. BAIA’s Investment Committee reviews and approves investments made by the Fund but is not primarily responsible for the day-to-day management of the Fund’s portfolio. Information regarding the portfolio managers is set forth below.

Name	Since	Title and Recent Biography
Stephen Sullens	2014	2006-Present: Senior Managing Director and Head of Portfolio Management for Hedge Fund Solutions, The Blackstone Group L.P. (“Blackstone”)
Richard Scarinci	2014	2013-Present: Managing Director, Blackstone (Hedge Fund Solutions) 2008-2012: Vice President, Blackstone (Hedge Fund Solutions)
Alberto Santulin	2014	2005-Present: Managing Director, Blackstone (Hedge Fund Solutions)

Further information regarding the portfolio managers of the Fund, including compensation, other accounts managed, and ownership of securities in the Fund, is available in the SAI.

Sub-Advisers

The Adviser engages the following entities as Sub-Advisers to provide investment management services to the Fund or to one or more Subsidiaries:

•

AlphaParity, LLC (“AlphaParity”), located at 450 Park Avenue, Suite 1901, New York, NY 10022, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using a Quantitative Strategy. Founded in 2012, AlphaParity had approximately $236 million in assets under management as of July 1, 2014.

•

Bayview Asset Management, LLC (“Bayview”), located at 4425 Ponce de Leon Boulevard, 5th Floor, Coral Gables, Florida 33146, an investment adviser registered with the SEC and a commodity trading adviser registered with the CFTC, manages a portion of the Fund’s assets using a Fundamental Strategy. The principals of Bayview began its predecessor business (BV Legacy, L.P., formerly known as Bayview Financial, L.P.) in 1993, and Bayview was established in 2008 to serve as the parent company of the loan acquisition, servicing and asset management business previously owned by BV Legacy. Bayview had approximately $6.06 billion in assets under management as of March 31, 2014. Because Bayview may be deemed to be an affiliate of BAIA, in accordance with the terms of the exemptive order issued by the SEC (see “Multi-Manager Structure” below), Bayview’s fees are being disclosed. The Adviser will pay Bayview a sub-management fee at an annual rate of 0.80% of the portion of the Fund’s daily net assets that are allocated to Bayview.

•

Boussard & Gavaudan Investment Management, LLP (“BGIM”), located at 9-10 Savile Row London W1S 3PF, United Kingdom, a recently-formed investment adviser registered with the SEC, manages a portion of the Fund’s assets using a Multi-Strategy Strategy. BGIM’s predecessor (Boussard & Gavaudan Asset Management, LP) was founded in 2002 and had approximately $2.1 billion in assets under management as of May 1, 2014.

•

BTG Pactual Asset Management US, LLC, located at 601 Lexington Avenue, 57th Floor, New York, NY 10022, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using a Global Macro Strategy. BTG Pactual Asset Management US, LLC is an affiliate of the BTG Pactual Group. Founded in 2009, BTG Pactual Group had approximately $80.8 billion in assets under management as of December 31, 2013.

30	BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	AUGUST 29, 2014

•

Caspian Capital LP (“Caspian”), located at 767 Fifth Avenue, New York, NY 10153, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using an Opportunistic Trading Strategy. Formed in 2010, Caspian had approximately $4.0 billion in assets under management as of March 31, 2014.

•

Cerberus Sub-Advisory I, LLC (“Cerberus Sub-Advisory”), located at 875 Third Avenue, New York, NY 10022, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using an Opportunistic Trading Strategy. Cerberus Sub-Advisory, a recently formed entity, is an affiliate of Cerberus Capital Management, L.P. (“CCM”). Founded in 1992, CCM had approximately $27.3 billion in assets under management as of January 1, 2014.

•

Chatham Asset Management, LLC (“Chatham”), located at 26 Main Street, Suite 204, Chatham, NJ 07928, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using an Opportunistic Trading Strategy. Founded in 2003, Chatham had approximately $1.601 billion in assets under management as of December 31, 2013.

•

Credit Suisse Hedging-Griffo Serviços Internacionais S.A. (“CSHG”), located at Rua Leopoldo Couto de Magalhães Junior, 700, 11 Floor, Itaim Bibi, 04542-000, São Paulo, Brazil, an investment adviser registered with the SEC and a commodity trading advisor registered with the CFTC, manages a portion of the Fund’s assets using a Global Macro Strategy. Founded in 2004, CSHG had approximately $3.2 billion in assets under management as of March 31, 2014.

•

EMSO Partners Limited (“EMSO”), located at 21-24 Grosvenor Place, London, SW1X 7HF, United Kingdom, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using a Fundamental Strategy. Founded in 2000, EMSO had approximately $1.8 billion in assets under management as of March 31, 2014.

•

Good Hill Partners LP (“Good Hill”), located at 1599 Post Road East, Westport, CT 06880, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using a Fundamental Strategy. Founded in 2006, Good Hill managed approximately $850 million in discretionary assets and $35.8 million in non-discretionary assets as of January 31, 2014.

•

GS Investment Strategies, LLC (“GSIS”), located at 200 West Street, New York, NY 10282, an investment adviser registered with the SEC and a commodity trading advisor registered with the CFTC, manages a portion of the Fund’s assets using a Fundamental Strategy. Founded in 2007, GSIS had approximately $5.2 billion in assets under management as of December 31, 2013.

•

HealthCor Management, L.P. (“HealthCor”), located at 152 West 57th Street, 43rd Floor, Carnegie Hall Tower, New York, NY 10019, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using a Fundamental Strategy. Founded in 2005, HealthCor had approximately $1.9 billion in assets under management as of May 1, 2014.

•

Two Sigma Advisers, LLC (“Two Sigma”), located at 100 Avenue of the Americas, 16th Floor, New York, NY 10013, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using a Quantitative Strategy. Two Sigma, along with its affiliate Two Sigma Investments, LLC, which was founded in 2001, had approximately $19 billion in assets under management as of May 1, 2014.

•

Union Point Advisors, LLC (“Union Point”), located at 155 Bovet Road, Suite 500, San Mateo, CA 94402, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using a Fundamental Strategy. Founded in 2013, Union Point had approximately $373 million in assets under management as of July 1, 2014.

•

Waterfall Asset Management, LLC (“Waterfall”), located at 1140 Avenue of the Americas, New York, NY 10036, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using a Fundamental Strategy. Founded in 2005, Waterfall had approximately $3.1 billion in assets under management as of April 1, 2014.

•

Wellington Management Company, LLP (“Wellington Management”), located at 280 Congress Street, Boston, MA 02210, an investment adviser registered with the SEC and a commodity trading advisor registered with the CFTC, manages a portion of the Fund’s assets using a Fundamental Strategy. Founded in 1933, Wellington had approximately $869 billion in assets under management as of March 31, 2014.

The Sub-Advisers that provide investment services to a Subsidiary do not provide services to the Fund. The Adviser compensates the Sub-Advisers out of the Management Fee it receives from the Fund or a Subsidiary. Each Sub-Adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Adviser. The Adviser oversees the Sub-Advisers for compliance with the Fund or Subsidiary’s investment objective, policies, strategies, and restrictions, and monitors each Sub-Adviser’s adherence to its investment style. In allocating the Fund’s assets, the Adviser has discretion to not allocate any assets to one or more Sub-Advisers at any time.

Selection of Sub-Advisers

The Adviser currently intends to generally consider the following factors as part of its Sub-Adviser screening process, although the factors considered from time to time or with respect to any one Sub-Adviser may vary and may include only some or none of the factors listed below or other factors that are not listed below:

•

Attractive Long-Term Risk-Adjusted Investment Performance: The Adviser seeks to choose non-traditional Sub-Advisers that it believes will produce attractive long-term risk-adjusted returns over a full market cycle.

•

Skilled Application of Non-Traditional Investment Techniques: The Adviser believes that attractive risk-adjusted investment returns can sometimes be found outside traditional investment strategies that rely on relative performance against public market

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	AUGUST 29, 2014	31

equity and fixed income benchmarks. The Adviser may seek to choose Sub-Advisers who use “non-traditional” investment approaches, which often seek to take advantage of market inefficiencies and other factors in order to outperform the underlying markets of their investments.

•

Opportunistic Approach to Investing: Among the Sub-Advisers sought out by the Adviser may be “opportunistic” Sub-Advisers who are willing to make substantial investments based on the direction the Sub-Adviser anticipates a particular market, markets or individual securities will take. These Sub-Advisers may make “directional investments” and frequently use leverage to attempt to produce attractive returns. It is possible that the Adviser may make only relatively short-term allocations to Sub-Advisers that specialize in opportunistic trades.

•

Management Stability and Committed Investment Professionals: The Adviser believes the ability to generate attractive risk-adjusted returns over a full market cycle, especially when the application of sophisticated non-traditional techniques is involved, is dependent upon the performance of committed investment professionals. No matter how appealing the investment concept, the Adviser believes that attractive risk-adjusted returns can only be generated by committed people operating in a stable environment.

•

Ongoing Monitoring: Once selected, the performance of each Sub-Adviser is regularly reviewed, and new Sub-Advisers are identified and considered on an on-going basis. In addition, the allocation of the Fund’s assets among Sub-Advisers, approaches, and styles will be regularly monitored and may be adjusted in response to performance results or changing economic conditions.

Multi-Manager Structure

The Adviser has ultimate responsibility to oversee the Sub-Advisers, subject to the oversight of the Fund’s Board of Trustees. The Adviser is also responsible for recommending the hiring, termination, and replacement of the Sub-Advisers (as defined below). The Fund has obtained an exemptive order from the SEC that permits the Adviser to hire Permitted Sub-Advisers (as defined below) by entering into sub-advisory agreements with them, and to make material amendments to those sub-advisory agreements without seeking the approval of the Fund’s shareholders. The Adviser expects to hire and terminate Permitted Sub-Advisers in reliance on the exemptive order. The Fund will furnish shareholders with information about new Permitted Sub-Advisers retained in reliance on the exemptive order within 90 days of the hiring of a new Permitted Sub-Adviser. The initial sole shareholder of the Fund has approved the Fund’s use of this exemptive order and the Fund and the Adviser intend to rely on the exemptive order without seeking additional shareholder approval. The term “Permitted Sub-Adviser” means any Sub-Adviser that is either unaffiliated with the Adviser or that is a directly or indirectly wholly-owned subsidiary of The Blackstone Group L.P.

With the exception of Bayview, which is an affiliate of the Adviser, the Sub-Advisers named above are Permitted Sub-Advisers. The Adviser manages assets not allocated to a Sub-Adviser and may do so directly or through a Subsidiary.

Expense Limitation Undertaking

BAIA has voluntarily entered into an “Expense Limitation and Reimbursement Agreement” with the Fund to limit the amount of the Fund’s “Specified Expenses” (as described below) to an amount not to exceed 2.40% (for Class D, I, and Y Shares) and 2.55% (for Class R Shares) per annum of the Fund’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund with the exception of: (i) distribution or servicing fees, (ii) acquired fund fees and expenses, (iii) brokerage and trading costs, (iv) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund), (v) taxes, (vi) dividends and interest on short positions, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser). To the extent that Specified Expenses for the Fund for any month exceed the Expense Cap, BAIA will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. BAIA may discontinue its obligations under the Expense Limitation and Reimbursement Agreement at any time in its sole discretion after May 31, 2016 upon appropriate notice to the Fund. This arrangement cannot be terminated prior to May 31, 2016 without the Board of Trustees’ consent.

The Fund has agreed to repay the amounts borne by BAIA under the Expense Limitation and Reimbursement Agreement within the three year period after BAIA bears the expense, when and if requested by BAIA, but only if and to the extent that the Specified Expenses of the Fund are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Specified Expenses. BAIA is permitted to receive such repayment from the Fund provided that the reimbursement amount does not raise the level of Specified Expenses of the Fund in the month the repayment is made to a level that exceeds the Expense Cap or any other expense limitation agreement then in effect with respect to the Specified Expenses.

SHAREHOLDER INFORMATION

Determination of Net Asset Value

The net asset value or “NAV” of each class of shares of the Fund is determined as of the close of regular trading on the NYSE, generally at 4:00 p.m. New York time. The NAV per share of a class of shares of the Fund is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities allocated to that share class, by the total number of outstanding shares of that class. NAV is not determined on any days when the NYSE is closed for business. The Fund may elect not to determine NAV on days when none of its shares are tendered for redemption and it accepts no orders to purchase its shares. Because the Fund may hold portfolio securities listed on non-U.S. exchanges that trade on days on which the NYSE is closed, the net asset value of the Fund’s shares may change significantly on days when shares cannot be redeemed.

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The value of the Fund’s investments is generally determined as follows:

Exchange-traded securities (other than exchange-traded bonds and exchange-traded options)

•	Last sale price or

•	Official settlement price or

•	Last available bid (securities held long) or last available ask (securities held short)

Exchange-traded bonds

•

Average of the bid and ask prices of the security if bid and ask both existed at the last moment of the regular trading session for such security or bid price at the close of trading on such exchange on such day

Exchange-traded options

•

Official settlement price of any security for which an official settlement price exists as of the last trading day of the applicable month, or if no official settlement price exists, at the average of the bid and ask prices of the security if bid and ask both existed at the last moment of the regular trading session for such a security, or at the bid price at the close of trading on such exchange on such day

Forwards

•	Forward currency contracts are valued at the current forward market prices obtained from brokers or from independent pricing sources

Over-the-counter (“OTC”) derivative contracts and fixed-income instruments

•	Such instruments are valued using independent market data providers, counterparty valuations or independent broker quotes. Average of prices obtained from brokers is used where applicable

Shares of other open-end registered investment companies

•	Most recent NAV

The values of non-U.S. securities quoted in non-U.S. currencies, non-U.S. currency balances and non-U.S. forward currency contracts are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 p.m. New York time, at then current exchange rates or at such other rates as the Board of Trustees, or persons acting at its direction may determine in computing net asset value.

Although the Adviser normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Adviser monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative pricing sources may be available for securities held by the Fund, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund.

Interests in Investment Funds

The Fund bases its net asset value on valuations of its interests in the Subsidiaries and Investment Funds as of the time of the Fund’s valuation. Valuations of the Investment Funds are reported to the Fund by the applicable managers and their agents, including their administrators, based on each Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. Typically, the fair value of the Fund’s interest in an Investment Fund represents the amount that the Fund could reasonably expect to receive from an Investment Fund were the Fund to withdraw its interest at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Managers typically have discretion to determine whether market prices or quotations fairly represent the value of particular assets held by the Investment Funds, and also typically are authorized to assign a value to these assets that differs from the market prices or quotations for such assets. As a result, information available to the Fund concerning the value of its interests in Investment Funds may not reflect market prices or quotations for the underlying assets held by such Investment Funds. With respect to Investment Funds that do not report a value to the Fund on a timely basis, the Fund determines the fair value of its interest in the Investment Fund based on the most recent value reported by the Investment Fund, together with any other relevant information available at the time the Fund values its portfolio.

There are uncertainties in the valuations reported by the manager or agent of an Investment Fund, upon which the Fund calculates its own net assets. As a result, the Fund’s net assets (and net asset value) may be subject to later adjustment, based on information reasonably available at such later time that shows earlier conclusions regarding the valuation of one or more Investment Funds were inaccurate. Valuation determinations that are later shown to be inaccurate may have an adverse effect on the Fund or individual shareholders by affecting the amount of fees paid by the Fund, causing purchasing or redeeming shareholders to pay or receive too little or too much for their shares and causing the interests of remaining shareholders to become overvalued or diluted.

For example, fiscal year-end net asset value calculations of the Investment Funds typically would be audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amounts received from the Fund by investors who redeemed their

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	AUGUST 29, 2014	33

shares before such adjustments. As a result, to the extent that subsequently adjusted valuations from the manager or agent of an Investment Fund or revisions to the net asset value of an Investment Fund adversely affect the Fund’s net asset value, the shares will be adversely affected by previous redemptions to the benefit of shareholders who redeemed their shares at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the then-outstanding shares and to the detriment of shareholders who previously redeemed their shares at a net asset value lower than the adjusted amount. The same principles apply to the purchase of shares.

“Fair Value” Pricing

For all other assets and securities, including derivatives, and in cases where market quotations are not readily available or circumstances make an existing methodology or procedure unreliable, the Fund’s investments are valued at “fair value,” as determined in good faith by the Board of Trustees or pursuant to procedures approved by the Fund’s Board of Trustees.

With respect to the Fund’s use of “fair value” pricing, you should note the following:

•

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker-dealer quotations), including where events occur after the close of the relevant market, but before the close of the NYSE, that materially affect the values of the Fund’s investments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available.

•

In some cases, a significant portion of the Fund’s assets may be “fair valued.” The values of assets that are fair valued are determined by the Board of Trustees or persons acting at the Board of Trustees’ direction pursuant to procedures approved by the Board of Trustees. Factors that may be considered in determining fair value include, among others, the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the of the relevant market and before the Fund’s net asset value is calculated, other news events, and significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). Because of the uncertainty inherent in fair value pricing, the fair value determined for a particular security may be materially different from the value realized upon its sale.

•

The Fund may also fair value securities that trade in securities markets that close prior to the close of the NYSE due to time zone differences. For example, the Fund may fair value its international equity holdings as a result of significant events that occur after the close of the relevant market and before the time the Fund’s net asset value is calculated. In these cases, the benchmark or index may use the local market closing price, while the Fund uses an adjusted fair value price.

•

The Fund’s use of fair value pricing may cause the Fund’s returns to differ from those of its benchmark or other comparative index more than would otherwise be the case. The use of fair value pricing may reduce the opportunity for arbitrageurs to profit from frequent trading in the Fund.

The Fund’s current net asset value per share is available on the Fund’s website at http://www.blackstone.com/bamsf.

Additional Information about the Purchase and Sale of Shares

The Fund currently offers four classes of shares, Class D Shares, Class I Shares, Class R Shares, and Class Y Shares, which are being offered by this Prospectus.

Shares of the Fund are continuously offered through the Distributor. In addition, certain intermediaries designated by the Fund may be authorized to accept, on behalf of the Fund, purchase and exchange orders and redemption requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders.

The Fund and the Distributor have the sole right to accept orders to purchase shares and may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Class D Shares are offered primarily through broker-dealers and other financial intermediaries with which the Distributor has an agreement for the use of the Fund in investment products, programs, or accounts such as mutual fund supermarkets or other no transaction fee platforms. Class D Shares are subject to distribution and/or service fees, which are paid to financial intermediaries to support the sale and distribution of Class D Shares and/or servicing activities. The minimum investment in Class D Shares of the Fund by an investor is $25,000, and the minimum subsequent investment in Class D Shares of the Fund by an investor is $5,000.

Class I Shares are offered for institutional investors (e.g., banks, insurance companies, corporations, and other financial institutions) and individuals who are clients of financial intermediaries, broker-dealers, financial institutions, or registered investment advisors that (a) may charge such clients fees for advisory, investment, consulting, or similar services; and (b) have entered into an arrangement approved by Blackstone Advisory Partners L.P. (the “Distributor”) to provide certain administrative services to investors in the Fund’s Class I Shares. Class I Shares may also be offered for investment by institutional investors and individuals who meet the minimum investment requirements and purchase directly from the Fund, including purchases by individuals through individual retirement accounts.

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Class Y Shares are offered for institutional investors and individuals (including through individual retirement accounts) who meet the minimum investment requirements and purchase directly from the Fund. Class Y Shares may also be offered for investment by employees, officers and directors/trustees of the Adviser, the Fund or their respective affiliates.

Class I Shares and Class Y Shares are not subject to distribution and/or service fees. The minimum investment in Class I Shares of the Fund by an investor is $1,000,000, and the minimum subsequent investment in Class I Shares of the Fund by an investor is $200,000. The minimum investment in Class Y Shares of the Fund by an investor is $5,000,000, and the minimum subsequent investment in Class Y Shares of the Fund by an investor is $1,000,000. Class Y Shares are expected to have lower sub-transfer agency and shareholder servicing expenses than Class I Shares.

Financial intermediaries that offer Class I Shares typically charge fees from their clients (e.g., fees for advisory, investment, consulting, or similar services) and/or offer the shares subject to policies (e.g., shareholder qualification requirements, minimum initial investment amounts) that are in addition to those described in this Prospectus. You should contact your financial intermediary for information regarding such fees and/or policies.

Class R Shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, tax-sheltered annuity, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans, and other specified benefit plans and accounts whereby the plan or the plan’s financial firm has an agreement with the Distributor or the Fund to utilize Class R Shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R Shares also are generally available only to specified benefit plans when Class R Shares are held on the books of the Fund through omnibus accounts. Class R Shares are not available to retail or non-specified benefit plan accounts, traditional and Roth IRAs (except through certain omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans. Class R Shares are not subject to distribution and/or service fees, but may be subject to certain recordkeeping and other administrative fees. Class R Shares do not have initial investment or subsequent investment minimums.

You may purchase or redeem shares of each class of shares of the Fund each day the NYSE is open, at the Fund’s net asset value per share of a class of shares determined after receipt of your request in good order.

The Fund, the Adviser or the Distributor may waive the minimum investment requirements for any share class from time to time in its sole discretion and may waive minimum investment requirements in Class D and/or Class I Shares for certain omnibus accounts or retirement plans.

Shares of the Fund may be held in an account at a financial intermediary in which case, generally, the intermediary will hold a shareholder’s shares in nominee or street name as the shareholder’s agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts at a financial intermediary, and a shareholder may obtain information about such accounts only through the financial intermediary.

Financial intermediaries and other retirement plans may impose additional minimum initial and subsequent investment amounts, which may be higher than those imposed by the Fund. Contact your financial intermediary or retirement plan for further information.

Buying Shares

The price to buy one share of a class of shares of the Fund is its NAV per share of that class. Each class of the Fund’s shares are sold without a sales charge by the Fund, the Distributor, or an authorized broker-dealer or financial intermediary.

The Fund has authorized the Distributor, and the Distributor may designate other broker-dealers or financial intermediaries, to receive purchase orders on behalf of the Fund. The Fund will be deemed to have received a purchase order when the Distributor or authorized broker-dealer or other financial intermediary receives the order.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The Fund may stop offering shares or a class of shares completely or may offer shares or a class of shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with a Fund and may be subject to additional investment minimums. Investors may be charged a fee for purchase transactions effectuated through certain financial intermediaries.

Redemption of Shares

The Fund has authorized the Distributor, and the Distributor may designate other broker-dealers or financial intermediaries, to receive redemption orders on behalf of the Fund. The Fund will be deemed to have received a redemption order when the Distributor or authorized broker-dealer or other financial intermediary receives the order.

Shares will be redeemed at the NAV next calculated after an order is received in proper form by the Fund, the Distributor, or an authorized broker-dealer or financial intermediary. Normally, redemptions will be processed by the next business day following the

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	AUGUST 29, 2014	35

day they are received in proper form, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the Fund or class of shares of the Fund.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Should any shareholder’s redemption exceed this limitation, a Fund can, at its sole option, redeem the excess in cash or in securities (which may include interests held in Investment Funds) or commodities contracts (or cash and securities and commodities contracts) (all together, “In Kind Redemptions”). In Kind Redemptions would be selected solely by the Fund and valued as in computing net asset value. In these circumstances a shareholder selling such In Kind Redemptions would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such In Kind Redemptions will not be less than the value used in computing net asset value for the purpose of such redemption.

When you terminate your relationship with your financial intermediary, your shares may be sold at the NAV next calculated, in which case your financial intermediary would send the redemption proceeds to you.

Federal anti-money laundering regulations require all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order to verify your identity in accordance with these regulations. Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld. The Fund has appointed an anti-money laundering compliance officer.

Exchanging Shares

The classes of shares offered by the Fund reflect different distribution and shareholder servicing arrangements and have different expense ratios and eligibility requirements. By purchasing shares of the Fund, you agree that the Fund may cause your shares to be exchanged for or converted into shares of another class of the Fund, provided that you are eligible to purchase shares of the other class, the exchange or conversion is not a taxable event, and at the time of the exchange or conversion the rights, privileges, and expenses of the other share class are no less favorable to you than the rights, privileges, and expenses of your original share class.

In addition, shares of one class of the Fund may be exchanged, at a shareholder’s option, for shares of another class of the Fund provided that the shareholder for whom the exchange is being requested is eligible to purchase shares of the class into which such shareholder seeks to exchange. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in a shareholder-requested exchange may be subject to higher or lower total expenses following such exchange. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes upon such an exchange, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. Shareholders should consult their tax advisors as to the federal, state, local, and non-U.S. tax consequences of an exchange.

Exchanges are subject to any minimum initial purchase requirements for each share class of the Fund. Shares of the Fund will be exchanged for shares of a different class of the Fund on the basis of their respective NAVs and no redemption fee will apply to the exchanges.

Orders for exchanges accepted prior to the close of regular trading on the NYSE on any day the Fund is open for business will be executed at the respective net asset values for each class of shares determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the NYSE on any business day will be executed at the respective net asset values for each class of shares determined at the close of the next business day.

An excessive number of exchanges may be disadvantageous to the Fund. Therefore, the Fund, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder that makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. The Fund reserves the right to modify or discontinue the exchange privilege at any time.

The Fund has no exchange privilege with any other fund.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of mutual fund shares may inhibit the efficient management of the Fund’s portfolio by the Adviser, increase portfolio transaction costs, and have a negative effect on the Fund’s long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Adviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance.

The Fund invests in foreign securities and may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”). In addition, if the Fund invests in certain smaller capitalization

36	BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	AUGUST 29, 2014

companies that are thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage and other potential pricing inefficiencies, potential remains for short-term arbitrage trades to dilute the value of the Fund’s shares.

Because of the potential harm to the Fund and its long term shareholders, the Board of Trustees has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional purchases of shares by shareholders who are believed by the Fund to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of shares. For this reason, the Board of Trustees has not adopted any specific restrictions on purchases and sales of shares, but the Fund reserves the right to reject any purchase of shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases of shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The Fund will assess the effectiveness of current policies and surveillance tools on an ongoing basis, and the Board of Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of shares, even when the trading is not for abusive purposes.

COST BASIS REPORTING

Upon the redemption or sale of your shares in the Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the IRS with cost basis information. Please see the Fund’s website at http://www.blackstone.com/bamsf, contact the Fund at 1-855-890-7725, or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. All references to Blackstone’s website are intended to allow public access to information regarding the Fund and do not, and are not intended to, incorporate Blackstone’s website into this Prospectus. Please consult your tax advisor to determine which available cost basis method is best for you.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The Fund normally pays dividends and capital gain distributions in December, but may make additional distributions at other times.

Your dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund or, if you elect, paid to you in cash.

Tax Considerations

The following tax discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Further, this discussion does not address tax consequences to specific types of shareholders such as tax-deferred retirement plans or foreign shareholders (defined below). The SAI provides more detailed information regarding the tax consequences of investing in the Fund.

Dividends paid out of the Fund’s investment income will generally be taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares. Distributions from the sale of investments that the Fund owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from the sale of investments that the Fund owned for one year or less are taxable to you as ordinary income.

Distributions reported by the Fund as derived from “qualified dividend income” (“QDI”) will be taxed to individual shareholders at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	AUGUST 29, 2014	37

In addition, if a portion of the Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund cannot predict at this time what portion, if any, of its dividends will be eligible for the dividends-received deduction or for treatment as QDI.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net gains recognized on the sale, redemption or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this tax on their investment in the Fund.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds its current and accumulated earnings and profits. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Fund shares; any such distribution in excess of your tax basis is treated as gain from a sale of your shares.

The tax treatment of your dividends and distributions will be the same regardless of whether they are paid to you in cash or reinvested in additional Fund shares. If you buy shares of the Fund when the Fund has unrealized gains that are subsequently realized, or realized but not yet distributed income or gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

Each year, we will notify you of the tax status of dividends and other distributions.

The Fund intends to elect to be treated as, and intends to qualify and be treated each year as, a “regulated investment company” (a “RIC”) under Subchapter M of the Code. In order to qualify and be treated as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income” as defined in the Code and meet requirements with respect to diversification of assets and distribution of income and gains. If the Fund qualifies for treatment as a RIC, it generally will not be required to pay federal income taxes on income and gains it distributes in a timely manner to shareholders. If the Fund were to fail to meet any of these requirements, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, the Fund would be subject to tax on its taxable income and gains at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

As noted above, the Fund intends to gain exposure to commodities and commodity-related instruments in whole or in part through investments in the Cayman Subsidiary. The Fund intends to take the position that income from its investments in commodity-linked notes and in the Cayman Subsidiary will constitute “qualifying income” for purposes of RIC qualification. However, under current law and in the absence of an IRS ruling or other guidance, this result is uncertain. It is possible that the IRS will take the position that all or a portion of the Fund’s income from its investments in commodity-linked notes or in the Cayman Subsidiary does not constitute qualifying income, including retroactively; if the IRS were successful in this position the Fund would likely not meet the 90% gross income requirement.

The Cayman Subsidiary is wholly owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Fund is a U.S. person that owns all of the stock of the Cayman Subsidiary, the Fund is a “U.S. Shareholder” with respect to the Cayman Subsidiary and the Cayman Subsidiary is a CFC. As a “U.S. Shareholder,” the Fund is required to include in gross income for U.S. federal income tax purposes all of the Cayman Subsidiary’s “subpart F income” (defined below), whether or not such income is distributed by the Cayman Subsidiary. It is expected that all of the Cayman Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. The Fund’s recognition of the Cayman Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Cayman Subsidiary. Distributions by the Cayman Subsidiary to the Fund will be tax-free, to the extent of the Cayman Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Cayman Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Cayman Subsidiary’s underlying income. Net losses incurred by the Cayman Subsidiary during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by the Cayman Subsidiary during a tax year generally cannot be carried forward by the Cayman Subsidiary to offset gains realized by it in subsequent tax years.

Further, if a net loss is realized by an Investment Fund or other investment vehicle that is treated as a corporation for U.S. federal income tax purposes, such net loss generally is not available to offset the income earned from other sources by the Fund or Subsidiary that invests in such investment vehicle.

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In addition, if any income earned by the Cayman Subsidiary or by an underlying investment vehicle in which the Cayman Subsidiary invests were treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income” or “ECI”), such income would be subject to both a so-called “branch profits tax” of 30% and a federal income tax at the rates applicable to U.S. corporations, at the entity level. If, for U.S. federal income tax purposes, the Cayman Subsidiary were to earn ECI in connection with its direct investment activities, or were deemed to earn ECI in respect of the activities of an underlying investment vehicle, a portion or all of the Cayman Subsidiary’s income would be subject to these U.S. taxes. The Fund expects that, in general, the activities of the Cayman Subsidiary will be conducted in such a manner that none of these entities will be treated as engaged in a U.S. trade or business, but there can be no assurance that none of these entities will recognize any effectively connected income. The imposition of U.S. taxes on ECI, at either the Cayman Subsidiary level or the level of an underlying investment vehicle in which the Cayman Subsidiary invests, could significantly reduce shareholders’ returns on their investments in the Fund.

The Domestic Subsidiaries are disregarded entities for U.S. federal tax purposes. As a result, in the case of each Domestic Subsidiary, (i) the Fund is treated as owning the Domestic Subsidiary’s assets directly; (ii) any income, gain, loss, deduction or other tax items arising in respect of the Domestic Subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund; and (iii) any distributions the Fund receives from the Domestic Subsidiary will have no effect on the Fund’s U.S. federal income tax liability.

Certain of the Fund’s investments, including certain debt instruments, derivatives, its investment in the Cayman Subsidiary, exchange-traded notes, commodity-related investments, foreign securities or foreign currencies and certain of the Cayman Subsidiary’s investments, could affect the amount, timing and character of distributions you receive or could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate investments, including when it is not advantageous to do so, in order to make required distributions). The timing and character of income or gains arising from such investments can be uncertain. Further, the application of the requirements for treatment as a RIC under the Code can be unclear with respect to certain of these investments. As a result, the extent to which or manner in which the Fund makes such investments can be limited by tax considerations and there can be no assurance that the Fund will be able to maintain its status as a RIC.

Certain dividends and other distributions received by the Fund from sources outside the United States may be subject to withholding taxes imposed by countries outside the U.S. This may reduce the return on your investment. In the event that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may make an election to pass through to its shareholders the amount of foreign income taxes paid by it. If the Fund is eligible and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal U.S. income tax return, subject to certain limitations.

The Fund’s investments in foreign securities (other than equity securities) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

If you sell or redeem your Fund shares, you may realize a capital gain or loss (provided the shares are held as a capital asset) which will be long-term or short-term, depending generally on your holding period for the shares. See “Cost Basis Reporting” above for a description of reporting rules relating to redemptions of Fund shares.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate is 28%.

Investments through tax-qualified retirement plans and other tax-advantaged investors are generally not subject to current federal income tax, although certain real estate-related income may be subject to special rules, including potential taxation and reporting requirements; in addition, a shareholder that invests through a tax-qualified retirement plan or other tax-advantage account generally will be taxed upon withdrawal of monies from such plan or account. Shareholders should consult their tax advisers to determine the precise effect of an investment in a Fund on their particular tax situation.

Fund distributions also may be subject to state and local taxes. You should consult with your own tax Adviser regarding the particular consequences of investing in the Fund.

Absent a specific statutory exemption, dividends other than capital gain dividends paid to a shareholder that is not a “United States person” within the meaning of the Code (a “non-U.S. shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Capital gain dividends paid to foreign shareholders are generally not subject to such withholding. Effective for distributions with respect to taxable years of a RIC beginning before January 1, 2014, a RIC was not required to have withheld any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to U.S. federal income tax if it had been earned directly by an individual foreign shareholder, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent the RIC properly reported such distributions in a written notice to shareholders. These exemptions from withholding have expired for distributions with respect to taxable years of a RIC beginning on or after January 1, 2014. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2014, or what the terms of any such an extension would be, including whether such extension would have retroactive effect.

BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	AUGUST 29, 2014	39

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including capital gain dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as July 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Please see the SAI for more detailed tax information.

DISTRIBUTION ARRANGEMENTS

Blackstone Advisory Partners L.P. distributes the Fund’s shares. The Distributor may designate other broker-dealers or financial intermediaries to receive purchase and redemption orders and provide certain administrative services on the Fund’s behalf. In addition, the Adviser or the Distributor may use their own resources to pay the Distributor or other broker-dealers or financial intermediaries in connection with providing services intended to result in the sale of shares of the Fund and/or for administrative, networking, recordkeeping, sub-transfer agency and/or shareholder support services. The Adviser or the Distributor may pay significant amounts to intermediaries, including, but not limited to, retirement plan sponsors, service-providers, and administrators that provide those services. Payments by the Distributor or the Adviser may create an incentive for an intermediary, or its representatives, to recommend or offer shares of the Fund to its customers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus and the related SAI do not constitute an offer by the Fund or by the Distributor to sell shares of the Fund to or to buy shares of the Fund from any person to whom it is unlawful to make such offer.

No sales loads are charged on the classes of shares currently offered by the Fund.

The Fund has adopted a Distribution and Service Plan that allows the Fund to pay distribution and other fees for the sale of its Class D Shares and for services provided to shareholders of Class D Shares. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Pursuant to the Distribution and Service Plan, Class D Shares bear distribution and/or service fees at an annual rate of 0.25% of the average net assets of the Fund attributable to Class D Shares. Payments of the distribution and/or service fee will be used to compensate the Distributor for any distribution and sales and support services provided in connection with the offering and sale of Class D Shares and for personal services and/or the maintenance of shareholder accounts services provided to shareholders of Class D Shares. The Distributor may pay all or a portion of the distribution and/or service fee to brokers, dealers, selling agents, other financial institutions, or other industry professionals (collectively, “intermediaries”) for distribution services, sales support services, personal services, and/or the maintenance of shareholder account services provided and related expenses incurred by such intermediaries. Payments of the distribution and/or service fee may be made without regard to expenses actually incurred.

BAIA and/or its affiliates may pay additional compensation, out of its own assets and not as an additional charge to the Fund, to intermediaries in connection with the sale and/or distribution of shares or the retention and/or servicing of shareholder accounts. The level of such payments may be substantial and may be different for different intermediaries. These payments may create incentives on the part of an intermediary to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments.

FINANCIAL HIGHLIGHTS

The Fund commenced operations on June 16, 2014, so it has no financial highlights to report.

40	BLACKSTONE ALTERNATIVE MULTI-STRATEGY FUND	AUGUST 29, 2014

PRIVACY POLICY

This privacy policy sets forth BAIA’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by BAIA (collectively, “Investors”). These policies apply to individuals only and are subject to change.

BAIA collects nonpublic personal information about Investors from the information it receives in subscription agreements and information relating to an Investor’s transactions with BAIA.

BAIA does not disclose any nonpublic personal information about the Investors to anyone other than (i) fund administrators and other service providers as necessary in order to service each BAIA Investor’s investment with BAIA, (ii) The Blackstone Group L.P. and its affiliates (collectively, “TBG”) in order to determine the Investor’s eligibility for services offered by TBG, and (iii) as permitted by law.

By calling 1-855-890-7725, an Investor may limit the extent to which BAIA shares the Investor’s personal information with TBG in order to determine the Investor’s eligibility for investment services offered by TBG. However, BAIA still may share such personal information with TBG as necessary to service such Investor’s investment with BAIA or under other circumstances permitted by law. TBG also may market investment services to Investors where TBG has its own relationship with an Investor. Once an Investor has informed BAIA about his or her privacy preferences, they will remain in effect until the Investor notifies BAIA otherwise.

It also may be necessary under anti-money laundering and similar laws to disclose information about Investors in order to accept subscriptions from them. BAIA also will release information about Investors if compelled to do so by law in connection with any government request or investigation, or if any Investors direct BAIA to do so.

Information Safeguarding Policy

Except as otherwise expressly provided above, BAIA restricts access to nonpublic personal information about Investors to its employees and agents who need to know the information to enable BAIA to service the Investors. BAIA maintains physical, electronic and procedural safeguards to guard each Investor’s nonpublic personal information.

Blackstone

Blackstone Alternative Multi-Strategy Fund

You may visit the Fund’s website at http://www.blackstone.com/bamsf for a free copy of the Prospectus, SAI, or an Annual or Semi-Annual Report.

Shareholder Reports. Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports to shareholders. Once available, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund sends only one report to a household if more than one account has the same last name and same address. Contact your service agent or the Fund if you do not want this policy to apply to you.

Statement of Additional Information. The SAI provides more detailed information about the Fund and is incorporated by reference into (and is legally a part of) this Prospectus.

You can make inquiries about the Fund or obtain shareholder reports or the SAI (without charge) by contacting your service agent or by calling the Fund at 1-855-890-7725, or by writing to the Fund at 345 Park Avenue, 28th Floor, New York, NY 10154.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information. Neither the Fund nor the distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

File Number: 811-22743

STATEMENT OF ADDITIONAL INFORMATION

August 29, 2014

BLACKSTONE ALTERNATIVE

MULTI-STRATEGY FUND

345 Park Avenue

28th Floor

New York, New York 10154

212-583-5000

Class D Shares – BXMDX

Class I Shares – BXMIX

Class R Shares – BXMRX

Class Y Shares – BXMYX

The prospectus of Blackstone Alternative Multi-Strategy Fund (the “Fund”), a series of Blackstone Alternative Investment Funds (the “Trust”), dated August 29, 2014 (the “Prospectus”), provides the basic information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus. You may request a copy of the Prospectus or this SAI free of charge by contacting the Fund at the address or telephone number provided above.

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-ii-

DESCRIPTION OF THE FUND

The Trust was organized as a Massachusetts business trust on August 27, 2012 under the name Blackstone Investor Solutions Funds. On September 10, 2012, the Trust was renamed Blackstone Alternative Investment Funds. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest, which may be divided into different series and classes. The Fund is one of two series of the Trust. The Fund is non-diversified. The Fund currently offers four classes of shares: Class D Shares, Class I Shares, Class R Shares, and Class Y Shares.

INVESTMENT POLICIES AND RESTRICTIONS

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional related information is provided below. The various investment funds (“Investment Funds”) in which the Fund invests are not subject to the investment policies of the Fund and may have different or contrary investment policies.

Organization and Management of the Wholly-Owned Subsidiaries

The Fund’s assets may be invested in wholly-owned and controlled subsidiaries (the “Subsidiaries”) of the Fund, one of which is an exempted company with limited liability formed under the laws of the Cayman Islands (the “Cayman Subsidiary”) and two of which are limited liability companies disregarded for tax purposes and formed under the laws of the State of Delaware (the “Domestic Subsidiaries”). Each Subsidiary is advised by Blackstone Alternative Investment Funds LLC (the “Adviser” or “BAIA”) and has the same investment objective as the Fund. The Cayman Subsidiary has a board of directors and each Domestic Subsidiary has a board of managers. The Fund looks through each Subsidiary for the purposes of compliance with its investment policies and the applicable provisions of the 1940 Act relating to the capital structure, affiliated transactions and custody. Each Subsidiary has an eligible custodian under Section 17 of the 1940 Act. The Adviser may retain one or more Sub-Advisers to invest each Subsidiary’s assets or the Adviser may invest the Subsidiaries’ assets. Each of the Fund and the Cayman Subsidiary is expected to be a commodity pool subject to regulation by the U.S. Commodity Futures Trading Commission (“CFTC”). The pool operator of the Domestic Subsidiaries is expected to be exempt from registration as such with the CFTC with respect to the Domestic Subsidiaries.

Fundamental Investment Restrictions

The Fund is subject to the following fundamental investment restrictions. The Fund may (except as noted below):

(1)    Borrow money, make loans, or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder, or applicable orders of the Securities and Exchange Commission (the “SEC”), as such statute, rules, regulations, or orders may be amended from time to time.

(2)    Not invest 25% or more of its total assets in a particular industry or group of industries. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not considered to represent an industry.

(3)    Underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder, or applicable orders of the SEC, as such statute, rules, regulations, or orders may be amended from time to time.

(4)    Purchase or sell commodities, commodities contracts, futures contracts and related options, options, forward contracts, or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder, or applicable orders of the SEC, as such statute, rules, regulations, or orders may be amended from time to time.

The fundamental investment limitations set forth above restrict the ability of the Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by the Fund, to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder, or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations, or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no shareholder vote will be required or sought.

Fundamental Investment Restriction (1). Under the 1940 Act, the Fund may only borrow up to one-third of the value of its total assets less liabilities (other than liabilities representing senior securities). Borrowing by a fund allows it to leverage its portfolio, which exposes it to certain risks. Leveraging increases the effect of any increase or decrease in the value of portfolio securities on a fund’s net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the return from the securities purchased with borrowed funds. A fund may use borrowed money for any purpose permitted by the 1940 Act.

The 1940 Act also restricts the ability of any mutual fund to lend. Under the 1940 Act, the Fund may only make loans if expressly permitted to do so by its investment policies, and the Fund may not make loans to persons who control or are under common control with the Fund. Thus, the 1940 Act effectively prohibits the Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Fund may, however, make other loans which, if made, would expose shareholders to additional risks, such as the failure of the other party to repay the loan. The Fund retains the flexibility to make loans to the extent permitted by its investment policies.

The ability of a mutual fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, credit default swaps, total return swaps, futures contracts, dollar rolls, the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, such instruments will not be considered a “senior security” by the Fund and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Although this SAI describes certain permitted methods of segregating assets or otherwise “covering” such transactions for these purposes, such descriptions are not complete. The fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the fund.

Under the 1940 Act, a “senior security” does not include (i) any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed or (ii) any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

Fundamental Investment Restriction (2). If the Fund were to invest 25% or more of its total assets in a particular industry or group of industries, investors would be exposed to greater risks because the performance of the Fund would be largely dependent on the performance of that industry or industries. For purposes of this fundamental investment policy, Investment Funds, Subsidiaries, and investment companies are not considered part of any industry or group of industries. In addition, the Fund does not consider futures or swaps clearinghouses or securities clearinghouses, where the Fund has exposure to such clearinghouses in the course of making investments in futures and securities, to be part of any industry. Notwithstanding anything herein to the contrary, nothing in Fundamental Investment Restriction (2) will limit the ability of the Fund to invest in an Investment Fund or a Subsidiary. For purposes of determining compliance with Fundamental Investment Restriction (2), the Fund will not consider portfolio investments held by the Investment Funds, except to the extent that an Investment Fund provides timely and sufficient information about its portfolio investments.

Fundamental Investment Restriction (4). This restriction permits investment in commodities, commodities contracts (e.g., futures contracts or related options), options, forward contracts or real estate to the extent permitted under the 1940 Act. Commodities, as opposed to commodity futures, represent the actual underlying bulk goods, such as grains, metals and foodstuffs. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings, and such instruments are generally sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.

The restrictions listed above are fundamental policies of the Fund. Except as described herein, the Fund, as a fundamental policy, may not alter these policies without the approval of the holders of a majority of its outstanding shares. For purposes of the foregoing, “a majority of the outstanding shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Unless otherwise indicated, all limitations applicable to the investments (as stated above and elsewhere in this SAI and the Prospectus) of the Fund apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by the Adviser to be of comparable quality), or change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment. In the event that rating agencies assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, the Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities the Adviser believes to be consistent with the Fund’s best interests. During a period in which the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE

FUND AND RELATED RISKS

Additional information regarding the types of securities and financial instruments in which the Fund may invest, directly or indirectly through its investments in Investment Funds, and certain of the investment techniques that may be used by the Adviser, Sub-Advisers, or the managers of the Investment Funds, are set forth below. Any decision to invest in the Fund should take into account that the Fund may make virtually any kind of investment, and be subject to related risks, which can be substantial.

Unless indicated otherwise, references to the investment exposure or risks of the Fund should be understood to refer to the Fund’s direct investment exposure and risks and its investment exposure and risks through the Subsidiaries or Investment Funds. As applicable, references to the “Fund” shall mean any one or more of the Fund, Subsidiaries, and Investment Funds, and references to a “manager” shall mean any one or more of the Adviser, Sub-Advisers and advisors to the Investment Funds.

Risks of Foreign Investments

General. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund in respect of its foreign securities will reduce the Fund’s yield. See “Taxes” below for more information about these and other special tax considerations applicable to investments in securities of foreign issuers and securities principally traded outside the United States.

In addition, the tax laws of some foreign jurisdictions in which the Fund may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), the Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce the Fund’s net asset value at the time accrued, even though, in some cases, the Fund ultimately will not pay the related tax liabilities. Conversely, the Fund’s net asset value will be increased by any tax accruals that are ultimately reversed.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. The Fund also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the Fund will satisfy applicable foreign reporting requirements at all times.

Emerging Countries. The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.

Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.

Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce the Fund’s income from investments in securities or debt instruments of emerging country issuers.

Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging countries.

Depositary Receipts

The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) or other similar securities representing ownership of foreign securities (collectively, “Depositary Receipts”). Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency as the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a domestic corporation.

Because the value of a Depositary Receipt is dependent upon the market price of an underlying foreign security, Depositary Receipts are subject to most of the risks associated with investing in foreign securities directly. Depositary Receipts may be issued as sponsored or unsponsored programs. See “Risks of Foreign Investments.” Depositary Receipts also may be subject to liquidity risk.

Convertible Securities

A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Some convertible securities are “mandatory,” meaning that they must be converted into common stock of the issuer on or before a certain date. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying security, and tends to increase as the market price rises and decrease as the market price declines.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, as in the case of “broken” or “busted” convertibles, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third-party.

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity or fixed income securities.

Investment in preferred stocks involves certain risks. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. government securities.

Warrants and Rights

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. The Fund typically uses warrants and rights in a manner similar to their use of options on securities, as described in “Options and Futures” below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Non-Standard Warrants. The Fund may use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”) and participatory notes (“P-Notes”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, LEPOs and P-Notes entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO or P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Counterparty Credit Risk” in the Prospectus. Additionally, while LEPOs or P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO or P-Note will be willing to repurchase such instrument when the Fund wishes to sell it.

Options and Futures

The Fund may use options and futures for various purposes, including for investment purposes and as a means to hedge other investments. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while the Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect the Fund’s performance. The Fund and the Cayman Subsidiary expect to meet the definition of the term “commodity pool” under the Commodity Exchange Act and the rules of the CFTC, therefore, the Adviser will be subject to regulation as a pool operator under the Commodity Exchange Act with respect to the Cayman Subsidiary and the Fund.

Options on Securities and Indices. The Fund may purchase and sell put and call options on equity, fixed income, or other securities or indices in standardized exchange-traded contracts. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

Purchasing Options on Securities and Indices. Among other reasons, the Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit.

By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by the Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

Among other reasons, the Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by the Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices. Because the Fund receives a premium for writing a put or call option, the Fund may seek to increase its return by writing call or put options on securities or indices. The premium the Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium the Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

The Fund may write a call option on a security or other instrument held by the Fund (commonly known as “writing a covered call option”). In such case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, the Fund may write a call option on securities in which it may invest but that are not currently held by the Fund (commonly known as “writing a naked call option”). During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase the Fund’s income with minimal capital risk. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that the Fund does not own are riskier than calls written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

The Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options. The Fund may also invest in American style (options that may be exercised at any time before the expiration date) and European style (options that may be exercised only on the expiration date) over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The view of the SEC staff is that generally OTC options and assets used to cover such OTC options are considered illiquid. However, pursuant to the Fund’s policies, certain OTC options and assets used to cover such OTC options may be considered liquid (for example, OTC options purchased from a creditworthy counterparty under which the Fund has the contractual right to terminate the option within seven days).

Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, the Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. The Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, if the Fund has written an option, it may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. The Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If the Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security. There can be no assurance, however, that a closing purchase or sale can be effected when the Fund desires to do so.

An OTC option may be closed only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

No guarantee exists that the Fund will be able to effect a closing purchase or an offsetting closing sale with respect to a specific option at any particular time.

Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The value of options written by the Fund will be affected by many factors, including changes in the value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

The Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund was unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, the Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. If the Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, the Fund might not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

The Exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, the Adviser, and other clients of the Adviser may constitute such a group. These limits could restrict the Fund’s ability to purchase or sell options on a particular security.

An OTC option may be closed only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty; however, the exposure to counterparty risk may differ. See “Swap Contracts and Other Two-Party Contracts—Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below for a discussion of counterparty risk and other risks associated with investing in OTC options.

Currency Options. The Fund may purchase and sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. (See “Foreign Currency Transactions” below for more information on the Fund’s use of currency options.)

Futures. The Fund may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and commodities or commodities indices. Futures contracts on securities indices are referred to herein as “Index Futures.” The purchase and sale of futures contracts may be used for speculative purposes.

Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.

Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities, or other underlying instrument, in most cases, futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.

In the United States, futures contracts are traded only on commodity exchanges or boards of trade—known as “contract markets”—approved by the CFTC, and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. The Fund may also purchase futures contracts on foreign exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets. (See “Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges” below.)

Index Futures. The Fund may close open positions on an exchange on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Interest Rate Futures. The Fund may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.

Inflation Linked Futures. The Fund may engage in transactions involving inflation linked futures, including Consumer Price Index (“CPI”) futures, which are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. Inflation linked futures may be used by the Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds) thereby creating “synthetic” inflation indexed bonds. The Fund also may combine inflation linked futures with U.S. Treasury futures contracts to create “synthetic” inflation indexed bonds issued by the U.S. Treasury. See “Indexed Investments—Inflation Indexed Bonds” below for a discussion of inflation indexed bonds.

Currency Futures. The Fund may buy and sell futures contracts on currencies. (See “Foreign Currency Transactions” below for a description of the Fund’s use of currency futures.)

Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American style option) or on the expiration date (in the case of European style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. In addition, the Fund may purchase and sell interest rate options on U.S. Treasury or Eurodollar futures to take a long or short position on interest rate fluctuations. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. (See “Foreign Currency Transactions” below for a description of the Fund’s use of options on currency futures.)

The Fund also typically will be required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.

Commodity Futures and Options on Commodity Futures. The Fund may have exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures. A futures contract on a commodity is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures.

Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the case of Index Futures and futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be hedged, the Fund may realize a loss on the futures contract at the same time the Fund is realizing a loss on the portfolio position intended to be hedged. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract. The successful use of transactions in futures and related options for hedging also depends on the direction and extent of exchange rate, interest rate and asset price movements within a given time frame. For example, to the extent equity prices remain stable during the period in which a futures contract or option is held by the Fund investing in equity securities (or such prices move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction, which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

All participants in the futures market are subject to margin deposit and maintenance requirements. Instead of meeting margin calls, investors may close futures contracts through offsetting transactions, which could distort normal correlations. The margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, allowing for more speculators who may cause temporary price distortions. Trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

The Fund may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The Fund’s ability to engage in the futures and options on futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that the Fund will be able to utilize these instruments at all or that their use will be effective. In addition, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or option on a futures contract position, and the Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short (and long) positions in Index Futures or futures on commodities indices may be closed only by purchasing (or selling) a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.

As discussed above, if Fund purchases or sells a futures contract, it is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. The Fund’s net assets will generally fluctuate with the value of the security or other instrument underlying a futures contract as if it were already in the Fund’s portfolio. Futures transactions can have the effect of investment leverage. Furthermore, if the Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

In addition, if the Fund’s futures brokers become bankrupt or insolvent, or otherwise default on their obligations to the Fund, the Fund may not receive all amounts owing to it in respect of its trading, despite the futures clearinghouse fully discharging all of its obligations. Furthermore, in the event of the bankruptcy of a futures broker, the Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s combined customer accounts, even though certain property specifically traceable to the Fund was held by the futures broker.

The Fund’s ability to engage in futures and options on futures transactions may be limited by tax considerations.

Additional Risk Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.

Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change correspondingly.

Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when a manager reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

Additional Economic Factors. The value of the commodities underlying commodity futures contracts may be subject to additional economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

See also “Commodity-Related Investments” below for more discussion of the special risks of investing in commodity futures, options on commodity futures, and related types of derivatives.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, the Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, the Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent the Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. The Fund thus assumes the risk that it may be unable to obtain payments owed under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless the Fund hedges against fluctuations in the exchange rate between the currencies in which trading is done on foreign exchanges and other currencies, any profits that the Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Risks of Foreign Investments” above).

Swap Contracts and Other Two-Party Contracts

The Fund may use swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options and futures.

Swap Contracts. The Fund may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, and other types of available swap agreements. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.

Swap contracts are privately negotiated in the over-the-counter market or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names.

The Fund may enter into swaps on securities, derivatives, commodities, or indices, or baskets of securities derivatives, commodities, or indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index).

Additionally, the Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. The Fund may use such swaps to gain investment exposure to the underlying strategy or instrument where direct ownership is either not legally possible or is economically unattractive. For example, the Fund may engage in a total return swap in which the Fund or a Subsidiary would make payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives, or commodity interests representing a particular index sponsored by a third-party investment manager identified by a manager. The total return swap, and fees and expenses relating to the swap, typically would be based on a notional amount. The swap would depend on the performance of the index, calculated by the counterparty or affiliate of the counterparty, and would reflect fees payable to the counterparty as well as management and performance fees of the index sponsor.

In addition, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, the Fund may enter into a currency swap between the U.S. dollar and the Japanese yen in order to increase or decrease its exposure to each such currency.

The Fund may use inflation swaps (including inflation swaps tied to the CPI), which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as LIBOR. Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury. See “Indexed Investments—Inflation Indexed Bonds” below.

In addition, the Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate or sovereign issuer of fixed income securities (including asset-backed securities). In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, the Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. The Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk—the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event) (see “Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. The Fund may also invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps.

The Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and would have no payment obligations. For credit default swap agreements on asset-backed securities, an event of default may result from various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, an event of default may result from such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

The Fund may use variance swap agreements, which involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund may have indirect exposure to commodity swaps on one or more broad-based commodities indices (e.g., the Dow Jones-UBS Commodity Index), as well as commodity swaps on individual commodities or baskets of commodities. See “Commodity-Related Investments” below for more discussion of the Fund’s use of commodity swap contracts and other related types of derivatives.

Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. If the short basket outperforms the long basket, the Fund will realize a loss – even in circumstances when the securities in both the long and short baskets appreciate in value. In addition, the Fund may use contracts for differences that are based on the relative performance of two different groups or baskets of commodities. Often, one or both baskets is a commodities index. Contracts for differences on commodities operate in a similar manner to contracts for differences on securities described above. Contracts for difference may also be structured based on the relative performance of individual securities.

Interest Rate Caps, Floors, and Collars. The Fund may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks. See “Options and Futures—Risk Factors in Options Transactions” and “—Risk Factors in Futures and Futures Options Transactions” above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount and are generally individually negotiated with a specific counterparty. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.

Swaptions. An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.

Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts. The Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. Counterparty risk is greater with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent the Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. The Fund, therefore, assumes the risk that it may be unable to obtain payments a manager believes are owed under an OTC derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

The credit rating of a counterparty may be adversely affected by greater-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.

The Fund’s ability to enter into these transactions may be affected by tax considerations.

Additional Risk Factors in OTC Derivatives Transactions. Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and, therefore, OTC derivatives generally expose the Fund to greater counterparty risk than exchange-traded derivatives.

Among other trading agreements, the Fund may be party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations.

Foreign Currency Transactions

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the currency exchange markets, trade balances, the relative merits of investments in different countries, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, or by currency or exchange controls or political and economic developments in the U.S. or abroad. Currencies in which the Fund’s assets are denominated, or in which the Fund has taken a long position, may be devalued against other currencies, resulting in a loss to the Fund. Similarly, currencies in which the Fund has taken a short position may increase in value relative to other currencies, resulting in a loss to the Fund.

In addition, some currencies are illiquid (e.g., emerging country currencies), and the Fund may not be able to covert these currencies into U.S. dollars, in which case a manager may decide to purchase U.S. dollars in a parallel market where the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., emerging country currencies) are particularly affected by exchange control regulations.

The Fund may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. The Fund may use such currency instruments for hedging, investment, and/or currency risk management. Currency risk management may include taking overweighted or underweighted currency positions relative to both the securities portfolio of the Fund and the Fund’s performance benchmark or index. The Fund also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency-denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce the Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate because of independent factors not related to currency fluctuations. If a forward foreign currency contract is used for hedging, an imperfect correlation between movements in the price of the forward foreign currency contract and the price of the currency or other investment being hedged creates risk.

Forward foreign currency contracts involve a number of the same characteristics and risks as currency futures contracts (discussed below) but there also are several differences. Forward foreign currency contracts are not market traded, and are not necessarily marked to market on a daily basis. They settle only at the pre-determined settlement date. This can result in deviations between forward foreign currency prices and currency futures prices, especially in circumstances where interest rates and currency futures prices are positively correlated. Second, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward currency contracts. Accordingly, the parties are free to establish such settlement times and underlying amounts of a currency as desirable, which may vary from the standardized provisions available through any currency futures contract. Finally, forward foreign currency contracts, as two party obligations for which there is no secondary market, involve counterparty risk not present with currency futures contracts, discussed below.

The Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, the Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. (See “Options and Futures—Futures” above for more information on futures contracts and options on futures contracts.)

The Fund also may purchase or sell options on currencies. These give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using options. (See “Options and Futures—Currency Options” above for more information on currency options.)

Repurchase Agreements

The Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated or a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Debt and Other Fixed Income Securities Generally

Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this SAI as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). See “Adjustable Rate Securities” and “Indexed Investments” below. In addition, the Fund may create “synthetic” bonds which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to foreign withholding taxes). See, for example, “Options and Futures—Inflation-Linked Futures” above.

Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, the future income for the Fund from investments in floating rate fixed income securities cannot be predicted with certainty. The future income for the Fund from investments in indexed securities also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).

The Fund may invest in a wide range of debt and fixed income instruments, including, but not limited to, Brady bonds, Euro bonds and zero coupon securities, described below. Some of these investments may be treated as having been issued originally at a discount or as having “market discount” or “acquisition discount.” See “Taxes- Securities Issued or Purchased at a Discount.” In effect, the Fund may be subject to heightened credit risk as a result of the effective deferral of payments on these instruments. The Fund may potentially not ultimately receive cash equal to the income recognized by the Fund as a result of the obliger’s default. There may be a risk that the Adviser will have received fees from the Fund in respect of income recognized but not ultimately received by the Fund. Such instruments may also prove challenging to value in the event that judgments about the collectability of deferred payments must be made.

Cash and Other High Quality Investments

The Fund may invest a portion of its assets in cash or cash items pending other investments, for portfolio management purposes, or to maintain liquid assets required in connection with some of the Fund’s investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the United States Government and its agencies, bankers’ acceptances, commercial paper, bank certificates of deposit, and money market funds. If a custodian holds cash on behalf of the Fund, the Fund may be an unsecured creditor in the event of the insolvency of the custodian. In addition, the Fund will be subject to credit risk with respect to such a custodian, which may be heightened to the extent the Fund takes a temporary defensive position.

U.S. Government Securities and Foreign Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to satisfy their obligations to pay principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, and the Inter-American Development Bank.

As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. The Fund may also invest in Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are interests in separately traded interest and principal component parts of U.S. Treasury obligations that represent future interest payments, principal payments, or both, are direct obligations of the U.S. government, and are transferable through the federal reserve book-entry system. Certificates of accrual and similar instruments may be more volatile than other government securities.

Municipal Securities

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate. The two principal classifications of municipal obligations are “notes” and “bonds.”

Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. They are generally payable from specific revenues expected to be received at a future date or are issued in anticipation of long-term financing to be obtained in the market to provide for the repayment of the note.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds, the proceeds of which are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes, include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.

Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

Securities purchased for the Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations that have a specified maturity date but also are payable before maturity after notice by the holder. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds). The Fund may also invest in credit default swaps on municipal securities. See “Swap Contracts and Other Two-Party Contracts—Swap Contracts” above.

Auction Rate Securities

Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Real Estate Investment Trusts and Other Real Estate-Related Investments

The Fund may invest in pooled real estate investment funds (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in real estate values, changes in operations costs and property taxes, levels of occupancy, adequacy of rent to cover operating expenses, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition and other risks related to local and regional market conditions. The value of real-estate related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market price of their securities.

REITs are pooled investment funds that invest in real estate or real estate-related companies. The Fund may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry. REITs are also subject to the risk of fluctuations in income from underlying real estate assets, poor performance by the REIT’s manager and the manager’s inability to manage cash flows generated by the REIT’s assets, prepayments and defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs (as defined in “Taxes” below), the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and/or to maintain exempt status under the 1940 Act. See “Taxes” below for a discussion of special tax considerations relating to the Fund’s investment in U.S. REITs.

By investing in REITs indirectly through the Fund, investors will bear not only their proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to investors. Investments in REITs are subject to risks associated with the direct ownership of real estate.

Royalty Trusts

Royalty trusts are investment trusts whose securities are listed on a stock exchange or privately traded and typically control underlying companies whose business relates to, without limitation, the acquisition, exploitation, production, and sale of oil and natural gas. The royalty trusts then receive royalties and/or interest payments from their underlying companies, and distribute them as income to its unit holders. Units of the royalty trust represent an economic interest in the underlying assets of the trust.

A sustained decline in demand for crude oil, natural gas, and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Asset-Backed and Related Securities

An asset-backed security is a fixed income security that predominantly derives its creditworthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit-card receivables), collateralized mortgage obligations, and collateralized debt obligations, each of which is described in more detail below. Investments in asset-backed securities are subject to all of the market risks for fixed-income securities described elsewhere in this SAI.

Mortgage-Backed Securities. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities pass through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan’s scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans may result in early payment of the applicable mortgage-backed securities held by the Fund. The Fund may be unable to invest prepayments in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, further deterioration of worldwide economic and liquidity conditions, the location of the property underlying the mortgage, the age of the mortgage loan, governmental action, including legal impairment of underlying home loans, changes in demand for products financed by those loans, the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), and social and demographic conditions. During periods of falling interest rates, the rate of mortgage loan prepayments usually increases, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage loan prepayments usually decreases, which tends to increase the life of mortgage-backed securities.

Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Securities issued by private organizations may not be readily marketable, and since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed securities have been subject to greater liquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., subprime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed securities. Although liquidity of mortgage-backed securities has improved recently, there can be no assurance that in the future the market for mortgage-backed securities will continue to improve and become more liquid. In addition, mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations, and to certain other risks described in “Other Asset-Backed Securities” below. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages.

Mortgage-backed securities may include Adjustable Rate Securities as such term is defined in “Adjustable Rate Securities” below.

Residential Mortgage-Backed Securities. Residential Mortgage-Backed Securities (“RMBS”) represent interests in pools of residential mortgage loans secured by one to four family residential mortgage loans. Such loans may be prepaid at any time. Prepayments could reduce the yield received on the related issue of RMBS. RMBS are particularly susceptible to prepayment risks, as they generally do not contain prepayment penalties and a reduction in interest rates will increase the prepayments on the RMBS, resulting in a reduction in yield to maturity for holders of such securities.

Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity, although such loans may be securitized by government agencies and the securities issued are guaranteed. The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s equity in the mortgaged property, and the financial circumstances of the borrower. Certain mortgage loans may be of sub-prime credit quality (i.e., do not meet the customary credit standards of Fannie Mae and Freddie Mac). Delinquencies and liquidation proceedings are more likely with sub-prime mortgage loans than with mortgage loans that satisfy customary credit standards. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan may be a lengthy and difficult process, and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited.

At any one time, a portfolio of RMBS may be backed by residential mortgage loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions in the United States. As a result, the residential mortgage loans may be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations.

Residential mortgage loans in an issue of RMBS may be subject to various U.S. federal and state laws, public policies and principles of equity that protect consumers which, among other things, may regulate interest rates and other fees, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information, and regulate debt collection practices. In addition, a number of legislative proposals have been introduced in the United States at both the federal, state, and municipal level that are designed to discourage predatory lending practices. Violation of such laws, public policies, and principles may limit the servicer’s ability to collect all or part of the principal or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it, or subject the servicer to damages and administrative enforcement. Any such violation could also result in cash flow delays and losses on the related issue of RMBS.

It is not expected that RMBS will be guaranteed or insured by any U.S. governmental agency or instrumentality or by any other person. Distributions on RMBS will depend solely upon the amount and timing of payments and other collections on the related underlying mortgage loans.

Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit-card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately above. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., subprime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. Although liquidity of asset-backed securities has improved recently, there can be no assurance that in the future the market for asset-backed securities will continue to improve and become more liquid. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above.

Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the securities’ credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

The market value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The market value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in a decline in the value of the underlying assets as well as costs and delays.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit-card receivables are unsecured. In addition, the Fund may invest in securities backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans, many of which may be unsecured (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations” ) (see “Collateralized Debt Obligations” (“CDOs”) below). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit-card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit-cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit-card.

Collateralized Mortgage Obligations (“CMOs”); Strips and Residuals. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association (“Ginnie Mae”) and their income streams, and which also may include whole mortgage loans and private mortgage bonds.

CMOs are issued in multiple classes, often referred to as “tranches.” Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.

In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the “Collateral”). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities.

The Fund also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer’s management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer’s debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only (“IO/PO Strips”) on the underlying mortgages.

IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at an adjustable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.

Collateralized Debt Obligations (“CDOs”). The Fund may invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of fixed income securities. A CLO is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include domestic and foreign senior secured and unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity, and subordinate tranches, which bear some or all of the risk of default by the bonds or loans in the trust, and therefore protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults (including collateral default), the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.

The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which the Fund invests. The Fund may invest in any tranche of a CBO or CLO. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, the Fund may characterize its investments in CDOs as illiquid, unless an active dealer market for a particular CDO allows the CDO to be purchased and sold in Rule 144A transactions. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this SAI and the Prospectus, including interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates), default risk, prepayment risk, credit risk, liquidity risk, market risk, structural risk, and legal risk. Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) the possibility that the quality of the collateral may decline in value or default, due to factors such as the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets, (iii) market and liquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale, and (iv) if the particular structured product is invested in a security in which the Fund is also invested, this would tend to increase the Fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

Adjustable Rate Securities

Adjustable rate securities are securities that have interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, changes in market interest rates or changes in the issuer’s creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Below Investment Grade Securities

The Fund may invest some or all of their assets in securities or instruments rated below investment grade (that is, rated below Baa3/P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB-/A-2 by Standard & Poor’s (“S&P”) for a particular security/commercial paper, or securities unrated by Moody’s or S&P that are determined by a manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). In addition, the Fund may hold securities that are downgraded to below-investment-grade status after the time of purchase by the Fund. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be (i) in poor financial condition, (ii) experiencing poor operating results, (iii) having substantial capital needs or negative net worth or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. The Fund’s investments in Below Investment Grade Securities may be more dependent on the manager’s own credit analysis than its investments in higher quality bonds. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value and are more likely to be fair valued (see “Shareholder Information—Determination of Net Asset Value” in the Prospectus), particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Fund. Some Below Investment Grade Securities in which the Fund invests may be in poor standing or in default. Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics.

Distressed or Defaulted Instruments

The Fund may invest in securities, claims and obligations of U.S. and non-U.S. issuers which are experiencing significant financial or business difficulties (including companies involved in bankruptcy or other reorganization and liquidation proceedings). The Fund may purchase distressed securities and instruments of all kinds, subject to tax considerations, including equity and debt instruments and, in particular, loans, loan participations, claims held by trade or other creditors, bonds, notes, non-performing and sub- performing mortgage loans, beneficial interests in liquidating trusts or other similar types of trusts, fee interests and financial interests in real estate, partnership interests and similar financial instruments, executory contracts and participations therein, many of which are not publicly traded and which may involve a substantial degree of risk.

Investments in distressed or defaulted instruments generally are considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including adverse business, financial or economic conditions that can lead to defaulted payments and insolvency proceedings.

In particular, defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The amount of any recovery may be adversely affected by the relative priority of the Fund’s investment in the issuer’s capital structure. The ability to enforce obligations may be adversely affected by actions or omissions of predecessors in interest that give rise to counterclaims or defenses, including causes of action for equitable subordination or debt recharacterization. In addition, such investments, collateral securing such investments, and payments made in respect of such investments may be challenged as fraudulent conveyances or to be subject to avoidance as preferences under certain circumstances.

Investments in distressed securities inherently have more credit risk than do investments in similar securities and instruments of non-distressed companies, and the degree of risk associated with any particular distressed securities may be difficult or impossible for a manager to determine within reasonable standards of predictability. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed securities is unusually high.

If a manager’s evaluation of the eventual recovery value of a defaulted instrument should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than the Fund’s original investment.

Investments in financially distressed companies domiciled outside the United States involve additional risks. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

In addition, investments in distressed or defaulted instruments can present special tax issues for the Fund. See “Taxes” below for more information.

Arbitrage Transactions

Merger Arbitrage. The Fund may engage in merger arbitrage transactions, where the Fund will purchase securities at prices below a manager’s anticipated value of the cash, securities or other consideration to be paid or exchanged for such securities in a proposed merger, exchange offer, tender offer or other similar transaction. Such purchase price may be substantially in excess of the market price of the securities prior to the announcement of the merger, exchange offer, tender offer or other similar transaction. If the proposed merger, exchange offer, tender offer or other similar transaction later appears likely not to be consummated or in fact is not consummated or is delayed, the market price of the security purchased by the Fund may decline sharply and result in losses to the Fund if such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. There is typically asymmetry in the risk/reward payout of mergers—the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. For instance, mark-to-market losses can occur intra-month even if a particular deal is not breaking-up and such losses may or may not be recouped upon successful consummation of such deal. Further, the consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings and (vi) general market declines. Also, in certain transactions, the Fund may not hedge against market fluctuations. This can result in losses even if the proposed transaction is consummated. In addition, a security to be issued in a merger or exchange offer may be sold short by the Fund in the expectation that the short position will be covered by delivery of such security when issued. If the merger or exchange offer is not consummated, the Fund may be forced to cover its short position at a higher price than its short sale price, resulting in a loss.

Merger arbitrage strategies also depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions.

Capital Structure Arbitrage. Capital structure arbitrage involves establishing long and short positions in securities (or their derivatives) at different tiers within an issuer’s capital structure in ratios designed to maintain a generally neutral overall exposure to the issuer while exploiting a pricing inefficiency. Some issuers may also have more than one class of shares or an equivalent vehicle that trades in a different market (e.g., European equities and their American Depositary Receipt counterparts). This strategy profits from the disparity in prices between the various related securities in anticipation that over time all tiers and classes will become more efficiently priced relative to one another.

Convertible Bond Arbitrage. Convertible bond arbitrage is a strategy that seeks to profit from mispricings between a firm’s convertible securities and the underlying equity securities. A common convertible arbitrage approach matches a long position in a convertible security with a short position in the underlying common stock when an investor believes the convertible security is undervalued relative to the value of the underlying equity security. The Fund may seek to hedge the equity exposure of the position by selling short the equity or other related security in a ratio it believes is appropriate for the current convertible bond valuation and may seek to hedge the debt exposure of the position by selling short a related fixed income security. A convertible bond arbitrage strategy is constructed to achieve stable, absolute returns with low correlation to equity or debt market movements.

Arbitrage strategies are subject to the risk of overall market movements. To the extent that a general increase or decline in market values affects the securities involved in an arbitrage position differently, the position may be exposed to loss. At any given time, arbitrageurs can become improperly hedged by accident or in an effort to maximize risk-adjusted returns. This can lead to inadvertent market-related losses.

Brady Bonds

Brady bonds are securities created through the restructuring of commercial bank loans to public and private entities under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other emerging countries.

Brady bonds may be collateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in OTC secondary markets. U.S. dollar-denominated, collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

The valuation of a Brady bond typically depends on an evaluation of: (i) any collateralized repayments of principal at final maturity; (ii) any collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayments of principal at maturity (the uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady bonds and the history of prior defaults by the issuers of Brady bonds, investments in Brady bonds may be viewed as speculative.

Euro Bonds

Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in Eurodollars (i.e., U.S. dollars held in banks outside of the United States), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities. See “Debt and Other Fixed Income Securities Generally” above.

Zero Coupon Securities

The Fund’s investments in “zero coupon” fixed income securities accrue interest income at a fixed rate based on initial purchase price and length to maturity, but the securities do not pay interest in cash on a current basis. The Fund may be required to distribute the accrued income to its shareholders, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so). The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips and STRIPS.

Indexed Investments

The Fund may invest in various transactions and instruments that are designed to track the performance of an index (including, but not limited to, securities indices and credit default indices). Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, group of instruments, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.

While investments that track the performance of an index may increase the number, and thus the diversity, of the underlying assets to which the Fund is exposed, such investments are subject to many of the same risks of investing in the underlying assets that comprise the index discussed elsewhere in this section, as well as certain additional risks that are not typically associated with investments in such underlying assets. An investment that is designed to track the performance of an index may not replicate and maintain exactly the same composition and relative weightings of the assets in the index. Additionally, the liquidity of the market for such investments may be subject to the same conditions affecting liquidity in the underlying assets and markets and could be relatively less liquid in certain circumstances. The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Interest rate changes in the U.S. and abroad also may influence performance. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer’s creditworthiness.

Currency-Indexed Securities. Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.

Inverse Floating Obligations. Indexed securities in which the Fund may invest include so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically decline as the index or reference rates, typically short-term interest rates, increase and increase as index or reference rates decline. An inverse floating obligation may have the effect of investment leverage to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest. Generally, leverage will result in greater price volatility.

Inflation Indexed Bonds. The Fund may invest in inflation indexed bonds. The Fund may also invest in futures contracts on inflation indexed bonds. See “Options and Futures—Inflation Linked Futures” above for a discussion of inflation linked futures. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation indexed securities issued by the U.S. Treasury (or “TIPS”) have maturities of approximately five, ten or twenty years (thirty year TIPS are no longer offered), although it is possible that securities that have other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. The U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation) in the case of a TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase.

However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value.

Although inflation indexed bonds protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation indexed bonds do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).

The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond constitutes taxable ordinary income to the Fund, even though principal is not paid until maturity. In each case, the Fund may be required to distribute the accrued income to its shareholders, even though the Fund may not receive a corresponding amount of cash on a current basis. Thus, the Fund may have to sell other investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so).

Structured Notes

Similar to indexed securities, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the “reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

Firm Commitments and When-Issued Securities

The Fund may enter into firm commitments and similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, with respect to the Fund’s investments in fixed-income securities, the Fund may enter into a firm commitment agreement if a manager anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. The Fund generally does not earn income on the securities it has committed to purchase until after delivery. The Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Fund makes payment from then-available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Fund paid for them).

Loans (Including Bank Loans), Loan Participations, and Assignments

The Fund may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, including bank loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Such instruments may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. The Fund may acquire interests in loans either directly (by way of sale or assignment) or indirectly (by way of participation).

Purchases of loans and other forms of direct indebtedness, including promissory notes, depend primarily upon the creditworthiness of the borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Direct debt instruments may not be rated by any rating agency. In the event of non-payment of interest or principal, loans that are secured offer the Fund more protection than comparable unsecured loans. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower’s obligation. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in sovereign debt similarly involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due. The bank loans acquired by the Fund may be below investment-grade.

When investing in a loan participation, the Fund typically purchases participation interests in a portion of a lender’s or participant’s interest in a loan but has no direct contractual relationship with the borrower. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. The Fund must rely on the seller of the participation interest not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of principal, interest, or other payments due under the loan. This may subject the Fund to greater delays, expenses, and risks than if the Fund could enforce its rights directly against the borrower. In addition, the Fund generally will have no rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant. In addition, under the terms of a participation agreement, the Fund may be treated as a creditor of the seller of the participation interest (rather than of the borrower), thus exposing the Fund to the credit risk of the seller in addition to the credit risk of the borrower. Additional risks include inadequate perfection of a loan’s security interest, the possible invalidation or compromise of an investment transaction as a fraudulent conveyance or preference under relevant creditors’ rights laws, the validity and seniority of bank claims and guarantees, environmental liabilities that may arise with respect to collateral securing the obligations, and adverse consequences resulting from participating in such instruments through other institutions with lower credit quality.

Bank loans and participation interests may not be readily marketable and may be subject to restrictions on resale. There can be no assurance that future levels of supply and demand in loan or loan participation trading will provide an adequate degree of liquidity and no assurance that the market will not experience periods of significant illiquidity in the future.

The Fund may also invest in loans through novations. In a novation, the Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal, interest, and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Investments in loans through direct assignment of a lender’s interests may involve additional risks to the Fund. For example, if a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness the Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower.

A manager may, with respect to its management of investments in certain loans for the Fund, seek to remain flexible to purchase and sell other securities in the borrower’s capital structure, by remaining “public.” In such cases, a manager may seek to avoid receiving material, non-public information about the borrowers to which the Fund may lend (through assignments, participations or otherwise). A manager’s decision not to use material, non-public information about borrowers may place a manager at an information disadvantage relative to other lenders. Also, in instances where lenders are asked to grant amendments, waivers or consents in favor of the borrower, a manager’s ability to assess the significance of the amendment, waiver or consent or its desirability from the Fund’s point of view may be materially and adversely affected.

When a manager’s personnel do come into possession of material, non-public information about the issuers of loans that may be held by the Fund or other accounts managed by a manager (either intentionally or inadvertently), a manager’s ability to trade in other securities of the issuers of these loans for the account of a manager will be limited pursuant to applicable securities laws. Such limitations on a manager’s ability to trade could have an adverse effect on the Fund. In many instances, these trading restrictions could continue in effect for a substantial period of time.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so.

Trade Claims. The Fund may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims may be illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy proceeding. The markets in trade claims are not regulated by U.S. federal securities laws or the SEC.

Trade claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Trade claims are subject to risks not generally associated with standardized securities and instruments due to the idiosyncratic nature of the claims purchased. These risks include the risk that the debtor may contest the allowance of the claim due to disputes the debtor has with the original claimant or the inequitable conduct of the original claimant, or due to administrative errors in connection with the transfer of the claim. Recovery on allowed trade claims may also be impaired if the anticipated dividend payable on unsecured claims in the bankruptcy is not realized or if the timing of the bankruptcy distribution is delayed. As a result of the foregoing factors, trade claims are also subject to the risk that if the Fund does receive payment, it may be in an amount less than what the Fund paid for or otherwise expects to receive in respect of the claim.

In addition, because they are not negotiable instruments, trade claims are typically less liquid than negotiable instruments. Given these factors, trade claims often trade at a discount to other pari passu instruments.

Reverse Repurchase Agreements and Dollar Roll Agreements

The Fund may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may only be willing to pay $95 for a bond with a market value of $100). The Fund’s use of reverse repurchase agreements also subjects the Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Counterparty Credit Risk” in the Prospectus. When the Fund enters into a reverse repurchase agreement or dollar roll agreement, it will earmark or otherwise segregate liquid assets equal to the repurchase obligation or forward commitment, as applicable. Earmarking or otherwise segregating assets may limit the Fund’s ability to pursue other investment opportunities.

Commodity-Related Investments

The Fund may invest in a range of markets, including the commodity markets, which include a range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar). The Fund may obtain such exposure by investing in commodity-related derivatives (as defined below).

Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation may also impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

The Fund may invest in derivatives whose values are based on the value of a commodity, commodity index, or other readily-measurable economic variables dependent upon changes in the value of commodities or the commodities markets (“commodity-related derivatives”). The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.

Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities

The Fund may invest in illiquid securities.

A manager also may deem certain securities to be illiquid as a result of a manager’s receipt from time to time of material, non-public information about an issuer, which may limit a manager’s ability to trade such securities for the account of any of its clients, including the Fund. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Private Placements and Restricted Investments. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, securities issued by entities deemed to be affiliates of the Fund, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, the Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. If the Fund sells its securities in a registered offering, it may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.

At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing the Fund’s net assets. The judgment of a manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.

IPOs and Other Limited Opportunities. The Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Investments in Investment Companies or Other Pooled Investments

Subject to applicable regulatory requirements, the Fund may invest in shares of both open- and closed-end investment companies (including money market funds, and exchange-traded funds (“ETFs”)). Investing in another investment company exposes the Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. The Fund also may invest in private investment funds, vehicles, or structures.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs in which the Fund may invest typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. The Fund may also invest in actively-managed ETFs. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”), Vanguard ETFs, and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs, Vanguard ETFs, and iShares are predominantly listed on the NYSE Arca). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

Investments in UCITS Funds

UCITS funds are open-ended pooled or collective investment undertakings established in accordance with the UCITS Directive adopted by European Union member states. Similar to open-end investment companies, the underlying investments of a UCITS fund must be liquid enough to fulfill redemptions at the request of holders, either directly or indirectly out of the underlying investments. The assets themselves are entrusted to an independent custodian or depositary for safekeeping and must be held on a segregated basis. To the extent the Fund holds interests in a UCITS fund, it is expected that the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the UCITS fund level) and a single layer of incentive fees (at the UCITS fund level).

Short Sales

The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. If the Fund makes a short sale against the box, the Fund will not immediately deliver the securities or currencies sold and will not immediately receive the proceeds from the sale. Once the Fund closes out its short position by delivering the securities or currencies sold short, it will receive the proceeds of the sale. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

The Fund may make short sales of securities or currencies it does not own (i.e., short sales that are not against the box), in anticipation of a decline in the market value of that security or currency. To complete such a transaction, the Fund must borrow the security or currency (e.g., shares of an ETF) to make delivery to the buyer. The Fund then is obligated to replace the security or currency borrowed by purchasing it at the market price at or prior to termination of the loan. The price at such time may be more or less than the price at which the security or currency was sold by the Fund, and purchasing such security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. Until the security or currency is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security or currency, the Fund also may be required to pay a premium, which would increase the cost of the security or currency sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales that are not against the box.

The Fund will incur a loss as a result of a short sale if the price of the security or index or currency increases between the date of the short sale and the date on which the Fund replaces the borrowed security or currency. The Fund will realize a gain if the price of the security or currency declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale. Short sales that are not against the box involve a form of investment leverage, and the amount of the Fund’s loss on such a short sale is theoretically unlimited. Under adverse market conditions, the Fund may have difficulty purchasing securities or currencies to meet its short sale delivery obligations, and may have to sell portfolio securities or currencies to raise the capital necessary to meet its short sale obligations at a time when it would be unfavorable to do so. If a request for return of borrowed securities and/or currencies occurs at a time when other short sellers of the securities and/or currencies are receiving similar requests, a “short squeeze” can occur, and the Fund may be compelled to replace borrowed securities and/or currencies previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities and/or currencies short. In addition, the Fund may have difficulty purchasing securities and/or currencies to meet its delivery obligations in the case of less liquid securities and/or currencies sold short by the Fund such as certain emerging market country securities or securities of companies with smaller market capitalizations. The Fund may also take short positions in securities through various derivative products. These derivative products will typically expose the Fund to economic risks similar to those associated with shorting securities directly.

Non-Cash Income

Certain investments made by the Fund may give rise to taxable income in excess of the cash received by the Fund from those investments. In order to make distributions of its income, it is possible that the Fund will dispose of certain of its investments, including when it is not otherwise advantageous to do so. See “Taxes” below for further discussion of investments that may result in non-cash income.

Lack of Correlation Risk; Hedging

There can be no assurance that the short positions that the Fund holds will act as an effective hedge against its long positions. Any decrease in negative correlation or increase in positive correlation between the positions a manager anticipated would be offsetting (such as short and long positions in securities or currencies held by the Fund) could result in significant losses for the Fund.

To the extent a manager employs a hedging strategy for the Fund, the success of any such hedging strategy will depend, in part, upon a manager’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments being hedged.

Trading Restrictions

In the course of their business activities, there is a risk that the Adviser or a Sub-Adviser may receive material non-public information. The Adviser and/or Sub-Adviser may receive such information directly as a result of its investment advisory activities for the benefit of the Fund or some other account, or indirectly as a result of the Adviser’s or a Sub-Adviser’s relationship with an affiliated entity. In such event, the Adviser or Sub-Adviser may be restricted from trading certain securities regardless of whether the activities leading to the receipt of material non-public information were for the benefit of the Fund or otherwise. Such restrictions may have a material impact on the gains and losses of the Fund.

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur during the term of the Fund that may adversely affect the Fund. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Fund could be substantial and adverse.

A manager may be similarly disadvantaged, and may, as a result of legal, tax, or regulatory changes, be unable or unwilling to provide advisory services to the Fund or its Subsidiaries.

The CFTC and certain futures exchanges, as well as other regulators, have proposed rules to establish new limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts that, once adopted, would reinstate the position limit rules that were vacated by a U.S. federal court in 2012, with certain changes. Under the CFTC’s proposal, all positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by a manager and its affiliates may be aggregated for this purpose. If the CFTC’s proposed rules are adopted, the trading decisions of a manager may have to be modified and positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

The Adviser or a given Sub-Adviser may, in its sole discretion (as applicable), elect to cause the Fund to (i) refrain from entering into a transaction to purchase that it may otherwise have caused the Fund to enter into; or (ii) sell an instrument that the Fund presently holds, if such transaction or the continued ownership of such instrument would cause the Fund, the Adviser, the Sub-Adviser, and/or any of their affiliates to make a governmental or regulatory filing. Any such election may cause the Fund to (a) forego an investment opportunity that the Adviser or Sub-Adviser had determined may otherwise generate a profit for the Fund; and/or (b) incur additional expenses, including without limitation, brokerage and/or legal fees.

The SEC and other non-U.S. jurisdictions where the Fund may trade have adopted rules requiring reporting of all short positions above a certain de minimis threshold. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on a manager’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements may also limit a manager’s ability to access management and other personnel at certain companies where a manager seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy.

The SEC and regulatory authorities in other jurisdictions may adopt bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Certain federal regulations require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. If the Fund invests in loans, it could be adversely affected by the regulations.

Recent Events

A number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. These events could negatively affect the value and liquidity of the Fund’s investments.

Cyber Security Breaches and Identity Theft

Information and technology systems relied upon by the Fund, a manager, the Fund’s service providers (including, but not limited to, Fund accountants, custodians, transfer agents and administrators) and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors by their respective professionals, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the manager has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the operations of the Fund, a manager, a service provider and/or the issuer of a security in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the Fund’s, manager’s, service provider’s and/or issuer’s reputation, subject such entity and their respective affiliates to legal claims and otherwise affect their business and financial performance.

Limited Operating History

The Fund and the Subsidiaries commenced operations on June 16, 2014, and thus have a limited operating history. While the Adviser and certain Sub-Advisers may have experience in investment-related activities and in managing private investment funds, the Adviser and Sub-Advisers have limited experience as managers of a registered investment company. The past performance of other investment funds managed by affiliates of a manager cannot be relied upon as an indicator of the Fund’s potential success, in part because of the unique nature of the Fund’s investment strategy. An Investor in the Fund must rely upon the ability of the managers in identifying and implementing investments for the Fund. There can be no assurance that such personnel will be successful in identifying and implementing investment opportunities for the Fund.

MANAGEMENT

Board of Trustees’ Oversight Role in Management

The Board of Trustees of the Fund (the “Board of Trustees”) provides broad oversight over the operations and affairs of the Fund and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Board of Trustees exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. A majority of the Trustees of the Board of Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Trustees”). The trustees of the Board of Trustees (the “Trustees”) are not required to contribute to the capital of the Fund or to hold shares of the Fund.

Board of Trustees Composition and Fund Leadership Structure

The identity of the Trustees and officers of the Fund, and brief biographical information regarding each Trustee and officer during the past five years, is set forth below. Unless otherwise noted, the business address of each officer and Trustee is c/o Blackstone Alternative Investment Advisors LLC, 345 Park Avenue, 28th Floor, New York, New York 10154.

Independent Trustees:

Name and Year of Birth of Trustee	Position Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Trusteeships Held by Trustee During the Past Five Years
John M. Brown (1959)	Trustee	Since inception	Retired (2012 - Present) Independent Consultant (2010 - 2012) Principal, Aquiline Holdings (Private Equity) (2006 - 2010)	5	None

Frank J. Coates (1964)	Trustee	Since inception	CEO, Wheelhouse Analytics, LLC (2010 - Present) (Technology Solutions) CEO, Coates Analytics, LP (PNC Bank) (2005 - 2010) (Technology Solutions)	5	Member of Board of Managers of Evermore Global Advisors, LLC

Paul J. Lawler (1948)	Trustee	Since inception	Retired (2010 - Present) VP Investments & Chief Investment Officer, W.K. Kellogg Foundation and W.K. Kellogg Foundation Trust (1998 - 2010)	5	Custody Advisory Committee Member, The Bank of New York; Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Funds (8 portfolios); Trustee (Audit Committee and Finance Committee Member), American University in Cairo

Name and Year of Birth of Trustee	Position Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Trusteeships Held by Trustee During the Past Five Years
Kristen Leopold (1967)	Trustee	Since inception	CFO, KL Associates LLC (CFO Consulting) (2007 - Present) CFO, WFL Real Estate Services, LLC (2007 - Present)	5	Trustee, Central Park Group Multi Event Fund; Trustee, CPG JP Morgan Alternative Strategies Fund, LLC; Trustee, CPG Carlyle Private Equity Fund, LLC; Trustee, CPG Carlyle Private Equity Master Fund, LLC

Interested Trustee:

Name and Year of Birth of Trustee	Position Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Trusteeships Held by Trustee During the Past Five Years
Peter Koffler[3] (1956)	Trustee	Since inception	Senior Managing Director,[4] Blackstone Alternative Asset Management L.P. (“BAAM”) (2012 - Present) Chief Compliance Officer, The Blackstone Group L.P. (2013 - Present) General Counsel, BAAM (2010 - Present) Managing Director,[4] BAAM (2006 - 2012) Chief Compliance Officer, BAAM (2008 - 2012)	5	None

[1]

Term of office of each Trustee is indefinite until his or her resignation, removal, or death. Any Trustee of the Fund may be removed from office in accordance with the provisions of the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”) and Bylaws.

[2]

The “Fund Complex” consists of the Fund, Blackstone Alternative Multi-Manager Fund, Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, and Blackstone Alternative Alpha Master Fund.

[3]	Mr. Koffler is an “interested person” of the Fund, as defined in the 1940 Act, due to his position with the Adviser and its affiliates.
[4]	Executive title, not a board directorship.

Officers:

Name and Date of Birth of Officers	Position(s) Held with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen Buehler (1977)	Secretary	February 2014 to present	Managing Director,[2] BAAM (2014 - Present) Vice President, BAAM (2011 - 2013) Associate, BAAM (2010 - 2011) Associate, Merrill Lynch and Bank of America Merrill Lynch (2008 - 2010)

Brian F. Gavin (1969)	President (Principal Executive Officer)	February 2014 to present	Chief Operating Officer & Senior Managing Director,[2] BAAM (2007 - Present)

Hayley Stein (1977)	Chief Compliance Officer	February 2014 to present	Managing Director,[2] BAAM (2011 - Present) Chief Compliance Officer, BAIA and BAAM (2013 - Present) Vice President, BAAM (2006 - 2011)

Arthur Liao (1972)	Treasurer (Principal Financial and Accounting Officer)	February 2014 to present	Chief Financial Officer & Managing Director,[2] BAAM (2007 - Present)

Scott Sherman (1975)	Chief Legal Officer	February 2014 to present	Managing Director,[2] BAAM (2009 - Present) Vice President, BAAM (2007 - 2009)

[1]	Term of office of each officer is indefinite until his or her death, resignation, removal, or disqualification.
[2]	Executive title, not a board directorship.

For each Trustee, the following tables disclose the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund Complex as of January 1, 2014:

Name of Independent Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Fund Complex
John M. Brown	None	None
Frank J. Coates	None	Over $100,000
Paul J. Lawler	None	None
Kristen M. Leopold	None	None

Name of Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Fund Complex
Peter Koffler*	None	None

*	Deemed to be an “interested person” of the Fund, as defined in the 1940 Act.

For Independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of January 1, 2014:

Name of Independent Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
John M. Brown	N/A	N/A	N/A	N/A	N/A
Frank J. Coates	N/A	N/A	N/A	N/A	N/A
Paul J. Lawler	N/A	N/A	N/A	N/A	N/A
Kristen M. Leopold	N/A	N/A	N/A	N/A	N/A

Compensation of Trustees and Officers

The Fund pays no compensation to any of its officers or to the Trustees listed above who are interested persons of the Fund. The Independent Trustees are each paid by the Fund $22,500 per fiscal year in aggregate* for their services to the Fund, for which the Independent Trustees serve as trustees, and the Trustees are reimbursed by the Fund for their travel expenses related to Board of Trustees meetings. The Chairpersons of the Board of Trustees and the Audit Committee are paid an additional $1,500 per fiscal year in aggregate. The Trustees do not receive any pension or retirement benefits from the Fund. The following table sets forth information covering the total compensation payable by the Fund during its fiscal year ending March 31, 2015 to the persons who serve, and who are expected to continue serving, as Trustees of the Fund during such period:

Independent Trustee	Aggregate Compensation From Fund*	Total Compensation From Fund and Fund Complex**
John M. Brown	$24,000	$80,000
Frank J. Coates	$22,500	$75,000
Paul J. Lawler	$22,500	$75,000
Kristen M. Leopold	$24,000	$80,000

*	Because the Fund has not completed a full fiscal year since its organization, figures in the table for the Fund are based on estimates for the current fiscal year.
**	These amounts represent aggregate compensation for services of each Trustee to the Fund Complex, for which each Trustee serves as director.

Trustee Qualifications

The Board of Trustees has considered the following factors, among others, in concluding that the Trustees possess the requisite experience, qualifications, attributes and/or skills to serve as Board of Trustees members: his or her character and integrity; his or her professional experience; his or her willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. Koffler, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Fund. The Board of Trustees believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with BAIA, other service providers, counsel, and independent auditors, and to exercise effective business judgment in the performance of their duties, support its conclusion. In addition, the Board of Trustees has considered the following particular attributes as to the various individual Trustees:

Mr. Brown, investment management experience and experience as a board member and/or executive officer of various businesses and other organizations.

Mr. Coates, business and finance expertise and training as a Chartered Financial Analyst and experience as a chief executive officer, board member and/or executive officer of various registered investment companies and other businesses within the asset management industry.

Mr. Lawler, business, finance and investment management expertise, training as a Chartered Financial Analyst, and experience as a chief investment officer, board member and/or executive officer of various large independent universities, foundations, registered investment companies, businesses and other organizations.

Ms. Leopold, business, finance and accounting expertise and training as a Certified Public Accountant and experience as a chief financial officer and/or auditor and manager at an alternative asset management company and a multi-national accounting firm.

Mr. Koffler, professional training and experience as a business lawyer focusing on the investment management industry and his perspective on Board of Trustees matters as a senior executive of Blackstone Alternative Asset Management L.P., an affiliate of BAIA.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board of Trustees or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board of Trustees by reason thereof.

Board of Trustees Leadership Structure and Risk Oversight

The Board of Trustees is responsible for the general oversight of the Fund’s affairs and for ensuring that the Fund is managed in the best interests of its shareholders. The Board of Trustees will regularly review the Fund’s investment performance as well as the quality of services provided to the Fund and its shareholders by BAIA and its affiliates, by the Sub-Advisers, and by the Fund’s other service providers. Beginning in 2016, the Board of Trustees will review and evaluate, at least annually, the fees and operating expenses paid by the Fund for these services. In carrying out these responsibilities, the Board of Trustees will be assisted by the Fund’s auditors, independent counsel to the Independent Trustees, and other persons as appropriate, who are selected by and responsible to the Board of Trustees. In addition, the Fund’s Chief Compliance Officer reports directly to the Board of Trustees.

Currently, all but one of the Trustees are Independent Trustees. The Independent Trustees must vote separately to approve all financial arrangements and other agreements with the Fund’s investment adviser, BAIA, and other affiliated parties. The Independent Trustees will meet regularly as a group in executive session, which will not include representatives of BAIA, except by invitation. An Independent Trustee currently serves as Chairman of the Board of Trustees of the Fund.

Taking into account the number and complexity of the registered investment companies overseen by the Board of Trustees within the Fund Complex and the amount of assets under management in the Fund, the Board of Trustees has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board of Trustees. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board of Trustees as they deem appropriate. Each committee may utilize the resources of the Fund’s counsel and auditors as well as other persons. The committees meet from time to time, either in conjunction with regular meetings of the Board of Trustees or otherwise. The membership and chair of each committee consists exclusively of Independent Trustees.

The Board of Trustees oversees risk as part of its broader oversight of Fund’s affairs. While risk management is primarily the responsibility of the Fund’s investment adviser, BAIA, the Board of Trustees will regularly receive reports, including reports from BAIA and the Fund’s Chief Compliance Officer, regarding investment risks, compliance risks, and certain other risks applicable to the Fund. The Board committees may focus on different aspects of these risks within the scope of the committees’ authority.

The Board of Trustees recognizes that not all risks that may affect the Fund can be identified, that it will not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that reports received by the Trustees with respect to risk management matters typically will be summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board of Trustees and by the committees is subject to substantial limitations.

Standing Committees

The Board of Trustees has the authority to establish committees, which may exercise the power and authority of the Trustees to the extent the Board of Trustees determines. The committees assist the Board of Trustees in performing its functions and duties under the 1940 Act and Massachusetts law. The Board of Trustees currently has established two standing committees: the Audit Committee and the Nominating Committee.

Audit Committee

The Audit Committee of the Fund, which consists of Ms. Leopold and Messrs. Coates and Lawler, provides oversight with respect to the accounting and financial reporting policies and practices of the Fund and, among other things, considers the selection of an independent registered public accounting firm for the Fund and the scope of the audit, and approves all services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, BAIA and certain affiliates.

Nominating Committee

The Nominating Committee of the Fund, which consists of Messrs. Brown, Coates and Lawler, meets to select nominees for election as Trustees of the Fund and considers other matters of Board of Trustees policy, including reviewing and making recommendations to the Board of Trustees with respect to the compensation of the Independent Trustees. It is the policy of the Nominating Committee to consider nominees properly submitted by shareholders.

Other Accounts Managed by Portfolio Managers (as of April 30, 2014)

The table below identifies, for each named portfolio manager of the Fund, the number of accounts (other than the fund with respect to which information is provided) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Data for other investment companies is shown based on the specific portfolio managers that are named in the disclosure documents for other investment companies. Data for private pooled investment vehicles and other separate accounts is reported based on the Adviser’s practice of naming a particular individual to maintain oversight responsibility, in conjunction with the Adviser’s or its affiliates’ Investment Committee and with the support of a team of other individuals employed by the Adviser or its affiliates, for each account.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based	Beneficial Ownership of Equity Securities in the Fund
Stephen Sullens	Registered Investment Companies	1	$1.2 billion	$0	$0	$0
	Pooled Investment Vehicles	124	$54.3 billion	74	$30.1 billion	$0
	Other Accounts	0	$0	$0	$0	$0

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based	Beneficial Ownership of Equity Securities in the Fund
Richard Scarinci	Registered Investment Companies	1	$1.2 billion	$0	$0	$0
	Pooled Investment Vehicles	0	$0	$0	$0	$0
	Other Accounts	0	$0	$0	$0	$0

Alberto Santulin	Registered Investment Companies	4	$1.8 billion	$0	$0	$0
	Pooled Investment Vehicles	0	$0	$0	$0	$0
	Other Accounts	0	$0	$0	$0	$0

Compensation of Portfolio Managers

Each portfolio manager’s compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of stock or stock options of The Blackstone Group L.P. (“Blackstone”), the parent company of the Adviser, which stock options may be subject to certain vesting periods. The amount of a portfolio manager’s discretionary bonus, and the portion to be paid in shares or stock options of Blackstone, is determined by senior officers of the Adviser and/or Blackstone. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of Blackstone and its affiliates and subsidiaries; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the portfolio manager in assisting with managing the assets of the Adviser; and execution of managerial responsibilities, client interactions and support of colleagues. The bonus is not based on a precise formula, benchmark or other metric.

Securities Ownership of Portfolio Managers

The Fund commenced operations on June 16, 2014. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund as of the date of this SAI:

Portfolio Manager	Dollar Range of Shares Held in the Fund
Stephen Sullens	None
Richard Scarinci	None
Alberto Santulin	None

Potential Conflicts of Interest

Each portfolio manager’s compensation plan can give rise to potential conflicts of interest. Managing and providing research to multiple accounts can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple accounts. Securities selected for accounts other than the Fund may outperform the securities selected for the Fund.

The Fund may be subject to a number of actual and potential conflicts of interest. As applicable, references to a “manager” refer to any one or more of the Adviser, Sub-Advisers, and advisors to the Investment Funds.

Selection of Sub-Advisers

The Adviser compensates the Sub-Advisers out of the Management Fee it receives from the Fund. This could create an incentive for the Adviser to select Sub-Advisers with lower fee rates. Each sub-advisory agreement with the Sub-Advisers, and any material change thereto, will be approved by the Board of Trustees of the Fund, including a majority of Independent Trustees. Additionally, in relying on the exemptive order issued by the SEC in recommending the hiring, termination, and replacement of Permitted Sub-Advisers (“Manager of Managers Order”), the Adviser will provide the Board of Trustees with information showing the expected impact of any proposed Sub-Adviser hiring or termination on the profitability of the Adviser. Where a change is proposed for a Sub-Adviser affiliated with the Adviser, the Board of Trustees, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board of Trustees meeting minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Adviser or Sub-Adviser derives an inappropriate advantage.

Allocation of Investment Opportunities

If an investment opportunity is appropriate for the Fund and one or more other funds/accounts for which the Adviser (or one of its affiliates) acts as investment manager (collectively, “Other Blackstone Clients”), the Adviser may be required to choose between the affiliated entities in allocating the investment opportunity. For example, the Adviser may seek to invest, on behalf of the Fund and the Other Blackstone Clients, with one or more investment managers that limit the amount of assets or the number of accounts that they manage. The Adviser intends to allocate such opportunities in a fair and equitable manner, taking into account various investment criteria, such as the relative amounts of capital available for investments, relative exposure to market trends, investment objectives, liquidity, diversification, contractual restrictions and similar factors.

Sub-Advisers face similar conflicts of interest and generally address them through comparable allocation procedures.

Allocation of Models or Investment Techniques by Sub-Advisers that Employ Quantitative Strategies

If a model, strategy, or investment technique (an “Analytic”) is appropriate for the Fund and one or more other clients of a Sub-Adviser, a Sub-Adviser’s decision on how to allocate an Analytic among the Fund and such other clients (including the relative exposure the Fund and such other clients have to an Analytic) may vary for one or more reasons, including (i) the Analytic may have smaller capacity than can be optimally used for one or more of a Sub-Adviser’s clients; (ii) the Analytic involves asset classes outside the investment mandate of one or more of a Sub-Adviser’s clients; (iii) the Analytic is not appropriate for the investment regulatory restrictions applicable to one or more of a Sub-Adviser’s clients; (iv) the Analytic is hedged by taking smaller or larger exposures (as applicable) to certain style factors, sectors or other directional risks than that targeted by one or more of a Sub-Adviser’s clients; and/or (v) the Analytic involves greater liquidity risk than that targeted by one or more of a Sub-Adviser’s clients. The net result(s) could be that one or more of a Sub-Adviser’s clients, including the Fund, would not have access to certain Analytics that produce higher predicted rates of return, lower volatility or shorter trading horizons than those Analytics utilized (in degree and/or manner) by such clients.

A Sub-Adviser may have a greater financial interest in the performance of other clients than the performance of the Fund. These interests may give rise to conflicts of interest in allocating Analytics among the Fund and such other clients.

A Sub-Adviser may also license an Analytic from an affiliate or third party. A licensor may have complete discretion regarding which of its Analytics (including proprietary strategies and/or models and including newly developed Analytics that may meet the investment objectives of the Fund) its elects to license (and correspondingly withhold from) a Sub-Adviser. An affiliated or third-party licensor may revoke any or all licenses granted to a Sub-Adviser for any reason or no reason at all, including the fact that such a licensor has a greater financial interest in utilizing the full capacity available in an Analytic for itself or its clients.

Financial Interests in Managers

The Adviser and its affiliates have financial interests in investment vehicles and asset managers, which interests may give rise to conflicts of interest between the Fund and such other investment vehicles managed by such other asset managers. For example, affiliates of the Adviser have a significant ownership interest in Bayview Asset Management, LLC. The Adviser and its affiliates will endeavor to manage these potential conflicts in a fair and equitable manner, subject to legal, regulatory, contractual or other applicable considerations. These potential conflicts principally relate to the following:

Blackstone-Owned Managers. Affiliates of the Adviser currently (or in the future may) hold ownership interests in, or are (and in the future may be) otherwise affiliated with, various investment managers (each fund managed by such an investment manager, a “Blackstone Affiliated Fund”). The nature of the Adviser’s or its affiliates’ relationship with the Blackstone Affiliated Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund may not be able to invest in the Blackstone Affiliated Funds, even if the investment would be appropriate for the Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund) to benefit themselves to the detriment of the registered investment company and its shareholders. If an investment in a Blackstone Affiliated Fund is not prohibited under the 1940 Act, the Adviser may have an incentive to allocate the Fund’s assets to such Blackstone Affiliated Fund since affiliates of the Adviser have a direct or indirect financial interest in the success of such fund.

Strategic Alliance Fund. Blackstone Strategic Alliance Advisors L.L.C. (“BSAA”), an affiliate of the Adviser, has launched and manages certain funds (each, a “Strategic Alliance Fund”) that make seed investments in investment vehicles (“Emerging Manager Vehicles”) managed by emerging fund managers (“Emerging Managers”). In connection with such seed investment, the Strategic Alliance Fund generally receives economic participation from the Emerging Manager Vehicles in the form of profit sharing or equity interests, or other contractual means of participating in the business of the Emerging Manager Vehicle. The nature of the Adviser’s or its affiliates’ relationship with the Emerging Manager Vehicles, means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund typically will not be able to invest in the Emerging Manager Vehicles, even if the investment would be appropriate for the Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

To the extent permitted by the 1940 Act, the Adviser may hire an Emerging Manager to serve as a Sub-Adviser, provided that the nature of the Adviser’s relationship with the Emerging Manager may prevent the Adviser from relying on the Manager of Managers Order with respect to such hiring. In the event that an Emerging Manager is hired as a Sub-Adviser, there may be a conflict between the Adviser’s fiduciary obligation to the Fund, on the one hand, and the Adviser’s interest in the success of the Strategic Alliance Fund, on the other hand.

There is significant overlap between the Adviser’s and BSAA’s investment committees.

Blackstone Strategic Capital Advisors L.L.C. Blackstone Strategic Capital Advisors L.L.C. (“BSCA”), an affiliate of the Adviser, has launched and manages certain funds (the “BSCA Funds”) that will seek to make investments in established alternative asset managers (the “Strategic Capital Managers”). The nature of the Adviser’s or its affiliates’ relationship with the Strategic Capital Managers means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund may not be able to invest in funds managed by a Strategic Capital Manager, even if the investment would be appropriate for the Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund) to benefit themselves to the detriment of the registered investment company and its shareholders. To the extent that an investment by the Fund in a fund managed by a Strategic Capital Manager would not be prohibited under the 1940 Act, such investment generally would benefit the BSCA Funds and a withdrawal/redemption by the Fund from such fund generally would be detrimental to the BSCA Funds. Accordingly, there may be a conflict between the Adviser’s fiduciary obligation to the Fund, on the one hand, and the Adviser’s interest in the success of the BSCA Funds, on the other hand.

To the extent permitted by the 1940 Act, the Adviser may hire a Strategic Capital Manager to serve as a Sub-Adviser, provided that the nature of the Adviser’s relationship with the Strategic Capital Manager may prevent the Adviser from relying on the Manager of Managers Order with respect to such hiring. In the event that a Strategic Capital Manager is hired as a Sub-Adviser, there may be a conflict between the Adviser’s fiduciary obligation to the Fund, on the one hand, and the Adviser’s interest in the success of the BSCA Funds, on the other hand.

There is significant overlap between the Adviser’s and BSCA’s investment committees.

Blackstone Policies and Procedures

Specified policies and procedures implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Blackstone’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because Blackstone has many different asset management and advisory businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight, and subject to more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal, and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that may reduce the positive synergies that the Fund expects to utilize for purposes of finding attractive investments. For example, Blackstone may come into possession of material non-public information with respect to companies in which its private equity business may be considering making an investment or companies that are Blackstone advisory clients. As a consequence, that information, which could be of benefit to the Fund, might become restricted to those respective businesses and otherwise be unavailable to the Fund.

Blackstone Proprietary Funds

From time to time, Blackstone may hire or enter into a partnership or other arrangement with one or more investment professionals to form and manage private investment funds or separately managed accounts pursuing alternative investment strategies (“Proprietary Funds”). Blackstone generally receives a substantial portion of the revenues attributable to these Proprietary Funds, in most instances greater than the portion of the revenues it would receive from the Fund. Blackstone has formed several Proprietary Funds and expects to form additional Proprietary Funds in the future. The nature of the Adviser’s or its affiliates relationship with the Proprietary Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund will not be able to invest in the Proprietary Funds, even if the investment would be appropriate for the Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

Other Activities of Blackstone, the Adviser, the Sub-Advisers, and their Affiliates

The managers devote to the Fund as much time as is necessary or appropriate, in their judgment, to manage the Fund’s activities. Certain inherent conflicts of interest arise from the fact that the managers and their affiliates act on behalf of the Fund and carry on investment activities for a significant number of other clients (including other investment funds sponsored by Blackstone, the Sub-Advisers, or their affiliates) in which the Fund has no interest. In certain instances, the investment strategies and objectives of these other clients are similar to, or overlap with the investment objective and strategy of the Fund. These activities could be viewed as creating a conflict of interest in that the time of the managers will not be devoted exclusively to the business of the Fund but such time will be allocated among the Fund and the managers’ other clients.

Future investment activities by a manager, including the establishment of other investment funds, may give rise to additional conflicts of interest. In addition, the activities in which a manager or its affiliates are involved may limit or preclude the flexibility that the Fund may otherwise have to participate in investments. In connection with a manager’s management of the Fund and other registered investment companies, the Fund may be forced to waive voting rights with respect to an Investment Fund. The Fund also may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that a manager may have or transactions or investments a manager or its affiliates may make or have made. In addition, a manager may determine not to invest the Fund’s assets in an Investment Fund, or may withdraw all or a portion of an existing Fund investment in an Investment Fund, subject to applicable law, in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund and the manager’s other clients if that investment was made or maintained. To the extent that the adverse regulatory implications are attributable to the Fund’s investment, a manager may cause the Fund to withdraw prior to its other clients.

Investment activities by a manager, including the establishment of other investment funds and providing advisory services to discretionary or non-discretionary clients (see “Non-Discretionary/Advisory Clients” below), may give rise to additional conflicts of interest. A manager has no obligation to purchase or sell, or recommend for purchase or sale for the Fund, any investment that the manager or its affiliates may purchase or sell, or recommend for purchase or sale for their own accounts or for the account of any other client or investment fund. Situations may arise in which investment funds or accounts managed by a manager or its affiliates have made investments which would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. A manager may also engage in business activities unrelated to the Fund that create conflicts of interest. The managers, Blackstone, their affiliates and any of their respective officers, directors, retired partners, partners, members or employees, may invest for their own account in various investment opportunities, including in hedge funds and other investment vehicles, in which the Fund has no interest. A manager may determine that an investment opportunity in a particular investment is appropriate for a particular account, or for itself, but not for the Fund. Shareholders will not receive any benefit from any such investments.

A manager may engage an affiliate to service loans or to provide similar services to vehicles in which the Fund may invest, which may give rise to conflicts of interest.

Non-Discretionary/Advisory Clients

Certain affiliates of the Adviser provide advisory services, typically on a non-discretionary basis, regarding the hedge fund portfolios of certain clients. Such affiliates may communicate investment recommendations to such clients prior to the full implementation of such recommendations by the manager for the Fund or other discretionary clients. Accordingly, the Fund and the affiliates’ other discretionary clients may be seeking to obtain limited capacity from Investment Funds at the same time as such non-discretionary clients. Similarly, to the extent that an Investment Fund imposes withdrawal limitations, actions taken by non-discretionary clients may be adverse to the Fund or other discretionary accounts. In addition, non-discretionary clients may from time to time have access to or have the right to obtain information about investment decisions made for the Fund or other discretionary clients. Based on such information, the non-discretionary clients may take actions that are adverse to the Fund or other discretionary clients of the Fund.

Placement Agent Arrangements

Certain broker-dealer affiliates of the Adviser may enter into placement agent agreements or otherwise be retained as placement agent by a third-party manager. Under these placement agent agreements, to the extent permitted by applicable law, the manager may compensate the Adviser’s affiliates for referring investors (including the Fund) to the manager and such fees will not be shared with the Fund or the shareholders.

Service Providers and Financial Institutions as Investors

From time to time, Blackstone personnel may speak at conferences and programs for potential investors interested in investing in hedge funds, which are sponsored by investment firms that either provide services to the Fund or have a relationship with the Adviser and/or Blackstone. Through such “capital introduction” events, prospective investors in the Fund have the opportunity to meet with the Adviser or its affiliates. Neither the Adviser nor the Fund compensates the sponsors for organizing such events or for investments ultimately made by prospective investors attending such events. However, such events and other services (including, without limitation, capital introduction services) may influence Blackstone and the Adviser in deciding whether to do business with or employ the services of such investment firms consistent with their obligations to the Fund.

Investment banks or other financial institutions, as well as Blackstone employees, may also be investors in the Fund. These institutions and employees are a potential source of information and ideas that could benefit the Fund. The Adviser has procedures in place designed to prevent the inappropriate use of such information by the Fund.

Transactions Between the Fund and Other Blackstone Clients

The Adviser, to the extent permitted by applicable law, including the 1940 Act, may cause the Fund to purchase investments from, to sell investments to or to exchange investments with any of its or Blackstone’s affiliates. Any such purchases, sales, or exchanges generally will be effected based upon the net asset value of the investment and will be subject to the approval of the Adviser’s Chief Compliance Officer (among others).

CODES OF ETHICS

The Fund, the Adviser, the Sub-Advisers, and Blackstone Advisory Partners L.P. have each adopted a code of ethics (collectively, the “Codes of Ethics”) pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls.

Each of these Codes of Ethics is included as an exhibit to the Fund’s registration statements filed with the SEC and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. These Codes of Ethics are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund commenced operations with respect to Class I Shares of the Fund on June 16, 2014. As of August 1, 2014, the following entities owned beneficially or of record 5% or more of the Fund’s shares:

•	SEI Private Trust Company, located at 1 Freedom Valley Drive, Oaks, PA 19456, held approximately 65% of the outstanding shares

•	Ameriprise Financial, Inc., located at 737 Second Avenue South, Minneapolis, MN 55402, held approximately 15% of the outstanding shares

•	National Financial Services, LLC, located at 499 Washington Boulevard, Jersey City, NJ 07310, a subsidiary of Fidelity Investments, held approximately 13% of the outstanding shares

Any shareholder that beneficially owns more than 25% of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As of August 1, 2014, SunTrust Bank, located at 303 Peachtree Street, NE, Atlanta, GA 30308, through one or more of the entities listed above, held approximately 48% of the outstanding shares and would be deemed to control the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring approval of the shareholders of the Fund.

The Trustees and Officers, as a group, did not own any of the Fund’s shares as of August 1, 2014.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

As detailed in the Prospectus, Blackstone Alternative Investment Advisors LLC (“BAIA” or the “Adviser”) is the investment adviser of the Fund and as such, has responsibility for the management of the Fund’s affairs, under the supervision of the Board of Trustees. The Adviser, a registered investment adviser located at 345 Park Avenue, 28th Floor, New York, New York 10154, was founded in 2012 and is an affiliate of Blackstone Alternative Asset Management L.P. and an indirect wholly-owned subsidiary of The Blackstone Group L.P., a publicly traded master limited partnership that has common units that trade on the New York Stock Exchange under the symbol “BX.” Blackstone was founded in 1985 and is one of the world’s leading investment and advisory firms.

The Adviser determines the allocations of the Fund’s assets and is responsible for selecting the strategies, for identifying and retaining Sub-Advisers with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each Sub-Adviser. Subject to the control of the Trustees, the Adviser also manages, supervises, and conducts certain other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Adviser.

The Fund will pay the Adviser a management fee (the “Management Fee”) at an annual rate based on the Fund’s average daily net assets, excluding the net assets of the Subsidiaries. The Adviser receives additional compensation at an annual rate based on each Subsidiary’s average daily net assets for providing management services to the Subsidiaries. For collective net assets of the Fund and the Subsidiaries up to $2.5 billion, the Management Fee is calculated at a rate of 1.95%, and for collective net assets greater than or equal to $2.5 billion, the Management Fee is calculated at a rate of 1.80%.

The Sub-Advisers

•	AlphaParity, LLC. The principal owner of AlphaParity, LLC is Steve Gross through his controlling interest in AlphaParity Funding, LLC.

•

Bayview Asset Management, LLC (“Bayview”). The principal beneficial owners of Bayview are David Ertel, through his ownership interest in Bayview Financial Holdings, L.P. (managing member and majority owner of Bayview), and Blackstone RGIS Capital Partners V L.P., through its ownership interest in Biscayne One, LLC (minority owner of Bayview). Blackstone RGIS Capital Partners V L.P. is ultimately controlled by The Blackstone Group L.P. and Bayview is an affiliate of the Adviser on the basis that it is under common control with the Adviser. The Adviser will pay Bayview a sub-advisory fee, accrued daily and paid quarterly in arrears, at an annual rate of 0.80% of the average daily net assets of the Fund allocated to Bayview.

•	Boussard & Gavaudan Investment Management, LLP. The principal owners of Boussard & Gavaudan Investment Management, LLP are Emmanuel Boussard and Emmanuel Gavaudan.

•

BTG Pactual Asset Management US, LLC (“BTG”). BTG is a wholly-owned subsidiary of Banco BTG Pactual S.A., a Brazilian investment bank with shares that are publicly traded on the São Paulo Stock, Mercantile, and Futures Exchange and Euronext Amsterdam. Andre Santos Esteves is a controlling shareholder of Banco BTG Pactual S.A.

•	Caspian Capital LP. The principal owners of Caspian Capital LP are Adam S. Cohen and David N. Corleto.

•	Cerberus Sub-Advisory I, LLC. The principal owner of Cerberus Sub-Advisory I, LLC is Stephen A. Feinberg, who owns his interests indirectly through one or more intermediate entities.

•	Chatham Asset Management, LLC. Anthony Melchiorre is the founder and principal owner of Chatham Asset Management, LLC.

•

Credit Suisse Hedging-Griffo Serviços Internacionais S.A. (“CSHG”). CSHG is wholly-owned by Banco de Investimentos Credit Suisse (Brasil) S.A., which is ultimately owned by Credit Suisse Group AG, which is based in Zurich, Switzerland, and is traded on the New York Stock Exchange and the SIX Swiss Exchange.

•	EMSO Partners Limited (“EMSO”). EMSO is wholly-owned by its employees. Mark Franklin is the founder and principal owner.

•	Good Hill Partners LP. Franklin Collins IV and Brant Brooks are the principal owners of Good Hill Partners LP.

•	GS Investment Strategies, LLC (“GSIS”). The sole member and principal owner of GSIS is The Goldman Sachs Group, Inc.

•	HealthCor Management, L.P. Joseph Healey and Arthur Cohen are the principal owners of HealthCor Management, L.P.

•	Two Sigma Advisers, LLC. The principal beneficial owners of Two Sigma Advisers, LLC are John A. Overdeck and David M. Siegel.

•	Union Point Advisors, LLC. The principal owner of Union Point Advisors, LLC is Christopher Aristides, who owns his interests indirectly through one or more intermediate entities.

•	Waterfall Asset Management, LLC. The principal owners of Waterfall Asset Management, LLC are Thomas Capasse, Jack Ross, and Dyal Capital Partners (A), LP.

•	Wellington Management Company, LLP. The firm is a Massachusetts limited liability partnership. No single partner owns or has the right to vote more than 5% of the firm’s capital.

Additional information about each Sub-Adviser is available on the Investment Adviser Public Disclosure website (http://www.adviserinfo.sec.gov).

The Distributor

Blackstone Advisory Partners L.P., located at 345 Park Avenue, New York, NY 10154, an affiliate of the Adviser, acts as the distributor and principal underwriter of the shares of the Fund (the “Distributor”). The Distributor will offer shares of the Fund for sale on a continuous basis and will use all reasonable efforts in connection with distribution of shares of the Fund.

The Distributor may enter into agreements with intermediaries to provide administrative, sub-transfer agency, and other shareholder services to shareholders.

The Fund has adopted a Distribution and Service Plan that allows the Fund to pay distribution and other fees for the sale of its Class D Shares and for services provided to shareholders of Class D Shares. Pursuant to the Distribution and Service Plan, Class D Shares bear distribution and/or service fees at an annual rate of 0.25% of the average net assets of the Fund attributable to Class D Shares. Payments of the distribution and/or service fee will be used to compensate the Distributor for any distribution and sales and support services provided in connection with the offering and sale of Class D Shares and for personal services and/or the maintenance of shareholder accounts services provided to shareholders of Class D Shares. The Distributor may pay all or a portion of the distribution and/or service fee to brokers, dealers, selling agents, other financial institutions, or other industry professionals (collectively, “intermediaries”) for distribution services, sales support services, personal services, and/or the maintenance of shareholder account services provided and related expenses incurred by such intermediaries. Payments of the distribution and/or service fee may be made without regard to expenses actually incurred. The fees paid under the Distribution and Service Plan will not be used to finance the distribution or servicing of any class of shares of the Fund other than Class D Shares. Other than the Fund’s Distributor, no interested person of the Fund or Independent Trustee of the Fund has a direct or indirect financial interest in the operation of the Distribution and Service Plan or related agreements.

Administrator

State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, MA 02111, serves as the administrator to the Fund pursuant to an Administration Agreement between the Trust, on behalf of the Fund, and State Street (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street provides certain administrative and investor services to the Fund and furnishes at its own expense the personnel necessary to perform its obligations under the Administration Agreement. State Street is not required to pay the compensation of any employee of the Fund retained by the Board of Trustees to perform services on behalf of the Fund.

Transfer Agent

State Street, located at One Lincoln Street, Boston, MA 02111, serves as the transfer agent to the Fund pursuant to a Transfer Agency and Service Agreement between the Trust, on behalf of the Fund, and State Street.

Custodian

State Street, located at One Lincoln Street, Boston, MA 02111, serves as the custodian of the Fund’s assets and provides certain accounting and valuation services to the Fund pursuant to a Master Custodian Agreement between the Fund and the Custodian.

Independent Registered Public Accounting Firm

The Fund’s independent registered public accounting firm is Deloitte & Touche LLP, 30 Rockefeller Plaza, New York, NY 10112. Deloitte & Touche LLP conducts an annual audit of the Fund’s financial statements.

Legal Counsel

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600, serves as counsel to the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Registrant has adopted proxy voting procedures and has retained an independent proxy voting service to vote the Fund’s proxies in accordance with the Fund’s procedures. The proxy voting policies and procedures of the Adviser are attached as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available (1) without charge, upon request, by calling toll free 1-877-665-1287, and (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available on or about the following August 31.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Adviser

The Fund will bear any commissions or spreads in connection with its portfolio transactions, if any. In placing orders, it is the policy of the Fund to seek to obtain the best results, taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Adviser seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). Consistent with any guidelines established by the Board of Trustees of the Fund, as applicable, and Section 28(e) of the Exchange Act, the Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to its discretionary clients, including the Fund. In addition, the Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Distributor) and to take into account the sale of shares of the Fund if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms.

Investment Funds

Investment Funds will incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund’s investment in the Investment Funds. In view of the fact that the investment program of certain of the Investment Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Investment Funds may be substantially greater than the turnover rates of other types of investment funds. In addition, the order execution practices of the Investment Funds may not be transparent to the Fund. Each Investment Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Adviser will have no direct or indirect control over the brokerage or portfolio trading policies employed by the portfolio managers. The Adviser expects that each Investment Fund will generally select broker-dealers to effect transactions on the Investment Fund’s behalf substantially in the manner set forth below.

Each Investment Fund generally will seek reasonably competitive commission rates. However, Investment Funds will not necessarily pay the lowest commission available on each transaction, and may engage in transactions with broker-dealers based on different criteria than those that the Fund would consider. Investment Funds may not be subject to the same regulatory restrictions as the Fund on principal and agency transactions. The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Investment Funds.

No guarantee or assurance can be made that an Investment Fund’s brokerage transaction practices will be transparent or that the Investment Fund will establish, adhere to, or comply with its stated practices. Investment Funds may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the portfolio manager or its affiliates rather than the Investment Fund.

Sub-Advisers

The Sub-Advisory Agreements provide that each Sub-Adviser places orders for the purchase and sale of securities that are held in the Fund or a Subsidiary’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Sub-Adviser to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. Each Sub-Adviser shall consider all factors that it deems relevant when assessing best price and execution for the Fund or Subsidiary, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, each Sub-Adviser is authorized by the Board of Trustees to consider the “brokerage and research services” (as defined in Section 28(e) of the Exchange Act), provided by the broker. Each Sub-Adviser is also authorized to cause the Fund or Subsidiary to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. Each Sub-Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which each Sub-Adviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser. The Fund and Subsidiaries may purchase and sell portfolio securities through brokers who provide the Sub-Adviser with brokerage and research services.

The fees of each Sub-Adviser are not reduced by reason of its receipt of such brokerage and research services. Generally, a Sub-Adviser does not provide any services to the Fund or Subsidiary except portfolio investment management and related record-keeping services. The Adviser may request that a Sub-Adviser employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

The research services provided by brokers through which a Sub-Adviser executes transactions on behalf of the Fund may be used by a Sub-Adviser in servicing all of its accounts and not all of these services may be used by the Sub-Adviser in connection with the Fund. It is possible that certain of the services received by a Sub-Adviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Sub-Adviser.

PORTFOLIO TURNOVER

The annual rate of portfolio turnover may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of Fund portfolio securities during the fiscal year by the monthly average of the value of the Fund’s portfolio securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board of Trustees has adopted policies and procedures developed by the Adviser with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the Fund’s portfolio holdings is in the best interests of the Fund’s shareholders. As a consequence, any conflicts of interest between the interests of the Fund’s shareholders and those of the Adviser, the Distributor, or their affiliates in connection with the disclosure of portfolio holdings information would be addressed in a manner that places the interests of Fund shareholders first.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among Sub-Advisers, asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by Sub-Adviser, industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Fund’s website.

The policy provides that information regarding the Fund’s portfolio holdings may be shared with the Fund’s Adviser, Sub-Advisers and other affiliated parties involved in the management, administration or operations of the Fund (referred to as fund-affiliated personnel).

Disclosure of the Fund’s complete list of holdings (including the size of each position) is required to be made quarterly within 60 days of the end of each fiscal quarter (in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q). These reports are available, free of charge, on the EDGAR database on the SEC’s website at http://www.sec.gov.

In addition, the policy permits disclosure of a list of holdings (and related risk/performance analyses) that is made available to a shareholder of record upon request on the same basis to all record shareholders of the Fund upon request (or, to an appropriate fiduciary who is determined by the Fund’s Chief Compliance Officer, in consultation with Fund counsel, to be acting on behalf of the shareholder(s)).

The policy also permits the release of limited portfolio holdings information to investors, potential investors, third parties and personnel of the Adviser that are not fund-affiliated personnel in other circumstances, including:

(1)	The Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

(2)	The Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

(3)	A list of securities (that may include Fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

(4)	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

(5)	The Fund’s sector weightings, yield, performance attribution (e.g., analysis of the Fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

(6)	A small number of the Fund’s portfolio holdings (including information that the Fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the Fund and is not contrary to law.

(7)	The Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, the Fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, administrator, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. The Fund may enter into other ongoing arrangements for the release of portfolio holdings information for a legitimate business purpose with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the Fund, the Adviser or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Board of Trustees.

The approval of the Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy. Any exceptions from the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the Adviser’s legal department, as necessary. Exceptions from the policy are reported annually to the Board of Trustees.

Ongoing Arrangements

The Adviser has entered into ongoing agreements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

Type of Service Provider	Frequency	Delay Before Dissemination
Fund’s Transfer Agent	Daily	None
Fund’s Custodian	Daily	None
Fund’s Administrator	Daily	None
Fund’s Auditor	During annual audit	None
Independent rating agencies — Morningstar, Inc., Lipper Inc., S&P, Moody’s, Fitch	Upon request	None
Pricing Vendors — Markit, JP Morgan Pricing Direct, Super Derivatives, Reuters, IDC, BAML Price Serve, Bloomberg, State Street	Daily access to relevant information	None
Fund’s Sub-Adviser’s Administrator and licensed affiliates, if applicable	Daily access to relevant information	None
Institutional Shareholder Services Inc. for proxy voting guidance.	Daily	None
Fund’s Legal Counsel	For regulatory filings, board meetings, and other relevant legal issues.	None

DESCRIPTION OF SHARES

The Fund is one of two series of the Trust. The Trust’s Declaration of Trust permits the Trust’s Board of Trustees to authorize the Trust’s issuance of an unlimited number of full and fractional shares of beneficial interest (without par value), which may be divided into different series and classes without shareholder approval. Each share represents an equal proportionate interest in the series with each other share of the same series, none having priority or preference over another. Shares of each class may have such preferences and relative rights and privileges (including conversion rights, if any) as the Trustees may determine. The Fund currently offers four classes of shares: Class D Shares, Class I Shares, Class R Shares, and Class Y Shares. Additional series and classes may be added in the future. Shares have no preemptive rights and are non-assessable.

Each Class D Share, Class I Share, Class R Share, and Class Y Share of the Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of the Fund are borne at the same rate by each class of shares, except that fees under the Distribution and Service Plan are borne exclusively by Class D Shares, and administration/shareholder servicing fees and expenses are borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the IRS. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective administration/shareholder servicing and Distribution and Service Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share of a class of shares may differ depending upon the class of shares purchased.

It is possible that an intermediary may offer different classes of shares (i.e., Class D, Class I, Class R, and Class Y Shares) to its customers and thus receive different compensation with respect to different classes of shares of the Fund.

Shareholders of the Fund are entitled to vote, together with the holders of shares of any other series of the Trust, only for certain matters, as set forth in the Declaration of Trust. Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote are voted in the aggregate as a single class without regard to series or class of shares, except that (i) when required by the 1940 Act or when the Trustees determine that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class, and (ii) when the matter affects only the interests of one or more series or classes, only shareholders of such series or classes are entitled to vote thereon. Shares may be voted in person or by proxy.

Subject to the provisions of the 1940 Act, the Board of Trustees, in its sole discretion, may cause the Trust to redeem some or all of the shares of a shareholder at the net asset value of such shares under terms set by the Trustees. Except in limited circumstances, the Board of Trustees may, without any shareholder vote, amend or otherwise supplement the Declaration of Trust or authorize the Trust, or any series of the Trust, to merge, consolidate, or transfer all or a substantial portion of its assets. The Trust, any series of the Trust, or any class of any series, may be terminated at any time (i) by a vote of at least 66-2/3% of the shares of Trust or the relevant series or class, or (ii) by the Trustees upon written notice to the shareholders of the Trust or the relevant series or class.

The Trust is an entity commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides each shareholder and former shareholder with indemnification against losses arising from such liability.

TAXES

Taxation of the Fund

The Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (previously defined as the “Code”), and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in “qualified publicly traded partnerships” (as described below); (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in paragraph (i)(a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). For purposes of (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (ii) above.

If it qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). The Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. Moreover, it may be difficult for the Fund to meet the income, diversification or distribution test set forth in the second preceding paragraph. The amount, timing and character of the Fund’s income in respect of certain Fund investments is uncertain, including under Subchapter M. If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, disposing of certain assets, or making additional distributions. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as qualified dividend income in the case of individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Thus failure to qualify as a RIC would likely materially reduce the investment return to Fund shareholders.

The Fund intends to distribute substantially all of its investment company taxable income and all net realized long-term capital gain in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim such refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31, plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 generally are treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, each Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

The Fund may report certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund cannot predict at this time what portion, if any, of its dividends will be eligible for treatment as QDI.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Fund cannot predict at this time what portion, if any, of its dividends will be eligible for the dividends-received deduction.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Certain details of the implementation of this remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this tax on their investment in the Fund.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

If, in and with respect to any taxable year, the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year early in the succeeding year.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of the Fund are purchased, including by means of dividend reinvestments, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed. See the Fund’s Prospectus for more information.

Foreign Taxes

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. The Fund may be liable to foreign governments for taxes relating primarily to income from or dispositions of foreign securities. If at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations, the Fund will be permitted to make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Foreign governments are treated as foreign corporations for purposes of the 50% test described above.

Foreign Currency Transactions

Any transaction by the Fund in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign currency gains are generally treated as qualifying income for purposes of the 90% gross income test for RIC qualification described above. There is a remote possibility that the Secretary of the Treasury will issue contrary tax regulations with respect to foreign currency gains that are not directly related to a RIC’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), and such regulations could apply retroactively.

Options, Futures and Other Derivative Instruments

In general, any option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying securities or other assets, the Fund generally will recognize capital gain or loss equal to (i) the sum of the strike price and the option premium received by the Fund minus (ii) the Fund’s basis in the underlying securities or other assets. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying securities or other assets. If securities or other assets are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities or other assets purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by the Fund will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on

Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market,” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. The Fund’s direct or indirect investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes (“ETNs”) and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the fund’s ability to qualify for treatment as a RIC and to avoid a fund-level tax.

To the extent that, in order to achieve exposure to commodities, the fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement described above. In such a case, the fund’s investments in such entities could be limited by its intention to qualify as a RIC and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement and thus could adversely affect the fund’s ability to qualify as a RIC for a particular year. In addition, the diversification requirement described above for RIC qualification will limit the fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the close of each quarter of the fund’s taxable year.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to uncertainty with respect to their tax treatment, and to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). The aforementioned rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Multi-Manager Approach

The Fund employs a multi-manager approach in which the Adviser and one or more other managers each provide day-to-day portfolio management for a portion of the Fund’s or a Subsidiary’s assets. Due to this multi-manager approach, certain of the Fund’s investments may be more likely to be subject to one or more special tax rules (including, but not limited to, wash sale, constructive sale, short sale and straddle rules) that may affect the timing, character and/or amount of the Fund’s distributions to shareholders.

Securities Issued or Purchased at a Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Increases in the principal amount of an inflation indexed bond will be treated as OID. Decreases in the principal amount of an inflation indexed bond will reduce the amount of interest from the debt instrument that would otherwise be includible in income by the Fund.

If the Fund holds the foregoing kinds of debt instruments, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxable to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gain from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

At-Risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.

Municipal Obligations

The interest on municipal obligations is generally exempt from U.S. federal income tax. However, distributions from the Fund derived from interest on municipal obligations are taxable to shareholders of the Fund when received. In addition, gains realized by the Fund on the sale or exchange of municipal obligations are taxable to shareholders of the Fund.

Passive Foreign Investment Companies

Funds that invest in non-U.S. securities may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any “excess distribution” from such PFICs or gain from the disposition of such shares, the Fund may elect to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the PFIC provides the Fund with certain information, the Fund may alternatively elect to treat the PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and require the Fund to sell securities it would have otherwise continued to hold (including when it is not advantageous to do so) in order to make distributions to shareholders to avoid any Fund-level tax. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and “excess distribution” charges described above in some instances. Dividends paid by PFICs generally will not qualify for treatment as qualified dividend income.

Investments in REITs

Any investment by the Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“REITs”) may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Mortgage-Related Securities

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts, as noted under “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions): (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Investment in the Cayman Subsidiary

The Fund intends to gain exposure to commodities and commodity-related instruments in whole or in part through investments in the Cayman Subsidiary. As described above, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income each taxable year from sources treated as “qualifying income” under the Code. Investments in commodities and certain commodity-linked instruments generate income that is not “qualifying income” for purposes of meeting this 90% test. Although the Internal Revenue Service (the “IRS”) formerly issued a number of private letter rulings (“PLRs”) that indicated that certain income from a RIC’s investment in a controlled foreign corporation (see discussion below) would constitute “qualifying income” for purposes of the 90% gross income test, the IRS has suspended issuance of further PLRs pending a review of its position on the matter. If the IRS were to change its position with respect to the conclusions reached in the PLRs and assert that the income from the Fund’s investment in the Cayman Subsidiary might not be “qualifying income,” which change in position may be applied retroactively to the Fund, the Fund would likely not qualify as a RIC for one or more years, which would adversely affect the value of an investment in the Fund.

The Cayman Subsidiary is wholly owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Fund is a U.S. person that owns all of the stock of the Cayman Subsidiary, the Fund is a “U.S. Shareholder” with respect to the Cayman Subsidiary and the Cayman Subsidiary is a CFC. As a “U.S. Shareholder,” the Fund is required to include in gross income for U.S. federal income tax purposes all of the Cayman Subsidiary’s “subpart F income” (defined below), whether or not such income is distributed by the Cayman Subsidiary. It is expected that all of the Cayman Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. The Fund’s recognition of the Cayman Subsidiary’s “subpart F income” will increase the Fund’s tax basis in that Subsidiary. Distributions by the Cayman Subsidiary to the Fund will be tax-free, to the extent of the Cayman Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in that Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Cayman

Subsidiary’s underlying income. Net losses incurred by the Cayman Subsidiary during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by the Cayman Subsidiary during a tax year generally cannot be carried forward by the Subsidiary to offset gains realized by it in subsequent tax years. Further, if a net loss is realized by an investment vehicle that is treated as a corporation for U.S. federal income tax purposes, such net loss generally is not available to offset the income earned from other sources by the Cayman Subsidiary that invests in such investment vehicle.

In addition, if any income earned by the Cayman Subsidiary or by an underlying investment vehicle in which the Cayman Subsidiary invests were treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income” or “ECI”), such income would be subject to both a so-called “branch profits tax” of 30% and a federal income tax at the rates applicable to U.S. corporations, at the entity level. If, for U.S. federal income tax purposes, the Cayman Subsidiary were to earn ECI in connection with its direct investment activities, or were deemed to earn ECI in respect of the activities of an underlying investment vehicle, a portion or all of the Subsidiary’s or income would be subject to these U.S. taxes. The Fund expects that, in general, the activities of the Cayman Subsidiary will be conducted in such a manner that none of these entities will be treated as engaged in a U.S. trade or business, but there can be no assurance that none of these entities will recognize any effectively connected income. The imposition of U.S. taxes on ECI, at either the Cayman Subsidiary level or the level of an Investment Fund, could significantly reduce shareholders’ returns on their investments in the Fund.

Investment in the Domestic Subsidiaries

The Domestic Subsidiaries are disregarded entities for U.S. federal tax purposes. As a result, in the case of each Domestic Subsidiary, (i) the Fund is treated as owning the Domestic Subsidiary’s assets directly, (ii) any income, gain, loss, deduction or other tax items arising in respect of the Domestic Subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund, and (iii) any distributions the Fund receives from the Domestic Subsidiary will have no effect on the Fund’s U.S. federal income tax liability.

Investments in Other Regulated Investment Companies

The Fund’s investments in shares of an ETF or another company that qualifies as a RIC (for purposes of this section, each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

Investments in Partnerships

For U.S. federal income tax purposes, if the Fund invests in an investment company or other vehicle that is treated as a partnership for such purposes, the Fund generally will be allocated its share of the income, gains, losses, deductions, credits, and other tax items of the partnership so as to reflect the Fund’s interest in the partnership. As noted above, income derived from a partnership will be treated as qualifying income to the Fund only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. A partnership in which the Fund invests may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax regulations under Sections 704, 706, 708, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in the Fund, as a partner, receiving more or fewer items of income, gain, deduction, or loss (and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. The Fund will be required to include in its income its share of a partnership’s tax items, including gross income, gain, deduction, or loss, for any partnership taxable year ending within or with the Fund’s taxable year, regardless of whether or not the partnership distributes any cash to the Fund in such year.

In general, the Fund will not recognize its share of these tax items until the close of the partnership’s taxable year. However, absent the availability of an exception, the Fund will recognize its share of these tax items as they are recognized by the partnership for purposes of determining the Fund’s liability for the 4% excise tax (described above). If the Fund and the partnership have different taxable years, the Fund may be obligated to make distributions in excess of the net income and gains recognized from that partnership and yet be unable to avoid the 4% excise tax because it is without sufficient earnings and profits at the end of its taxable year.

In general, cash distributions to the Fund by a partnership in which it invests (including in partial or complete redemption of its interest in the partnership) will represent a nontaxable return of capital to the Fund up to the amount of the Fund’s adjusted tax basis in its interest in the partnership, with any amounts exceeding such basis treated as capital gain. Any loss may be recognized by the Fund only if it redeems its entire interest in the partnership for money.

If the Fund receives allocations of income from a partnership in which it invests that are eligible for qualified dividend treatment or the dividends-received deduction, then the Fund, in turn, may report a portion of its distributions as qualified dividend income or as eligible for the dividend-received deduction, as applicable, provided certain conditions are met.

More generally, as a result of the foregoing and certain other special rules, the Fund’s investment in investment companies that are partnerships for U.S. federal income tax purposes can cause the Fund’s distributions to shareholders to vary in terms of their timing, character, and/or amount from what that Fund’s distributions would have been had the Fund invested directly in the portfolio securities and other assets held by those underlying partnerships.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a RIC that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a RIC that recognizes excess inclusion income, then the RIC will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT or other shareholder and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt shareholders are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Backup Withholding

Backup withholding is generally required with respect to taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding rate is 28%. Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

Foreign Shareholders

Dividends properly reported as Capital Gain Dividends are generally not subject to withholding of federal income tax. Absent a specific statutory exemption, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding.

Effective for distributions with respect to taxable years of a RIC beginning before January 1, 2014, the RIC was not required to have withheld any amounts (i) with respect to distributions of U.S.-source interest income that would not have been subject to U.S. federal income tax if it had been earned directly by an individual foreign shareholder, and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, in each case to the extent the RIC properly reports such distributions in a written notice to shareholders.

In the case of shares held through an intermediary, the intermediary may have withheld even if the RIC had reported all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

The exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of a RIC beginning on or after January 1, 2014. Therefore, as of the date of this SAI, the Fund (or intermediary, as applicable) is currently required to withhold on distributions to foreign shareholders attributable to net interest or short-term capital gains that formerly would have been eligible for this withholding exemption. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2014, or what the terms of such an extension would be, including whether such extension would have retroactive effect. In the case of shares held through an intermediary, the intermediary may have withheld even if a RIC reported all or a portion of a payment as an interest-related or short-term capital gain dividend to investors. Foreign shareholders should contact their intermediaries with respect to the application of these rules.

Under U.S. federal tax law, a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests”

(“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholders received (see below).

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. Any effectively-connected dividends received by a foreign shareholder will generally be exempt from the 30% U.S. federal withholding tax, provided the shareholder satisfies applicable certification requirements. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Very generally, special tax rules apply if the Fund holds or, but for the operation of certain exceptions, would be treated as holding USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USPRIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to a foreign shareholder. Furthermore, the foreign shareholder may be required to file a U.S. tax return and pay tax on such distributions—and, in certain cases, gain realized on sale of Fund shares—at regular U.S. federal income tax rates. The Fund does not expect to invest in, or to be treated as investing in, but for the exceptions referred to above, a significant percentage of USRPIs, so these special tax rules are not likely to apply.

In order to qualify for an exemption from withholding described above, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard. Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax adviser regarding the applicability to them of both this reporting requirement.

Other Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as July 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Other Tax Matters

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions, possibly with retroactive effect.

Appendix A

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

PROXY VOTING POLICY

The Board of Trustees of Blackstone Alternative Investment Funds (the “Trust”) has delegated proxy voting authority relating to portfolio holdings of Blackstone Alternative Multi-Strategy Fund (the “Fund”) to Institutional Shareholder Services Inc. (“ISS”). ISS shall vote proxies pursuant to the ISS U.S. Proxy Voting Guidelines, as amended from time to time and attached hereto.

The appropriate officers of the Trust shall maintain, or cause ISS or another service provider of the Fund to maintain, a copy of the Fund’s proxy voting policies and procedures, and a copy of the proxy voting record for the Fund.

The Fund shall:

1.	File its complete proxy voting record with the Securities and Exchange Commission (the “Commission”) on an annual basis on Form N-PX.

2.	Disclose in its SAI the policies and procedures that it uses to vote proxies relating to portfolio securities.

3.	Make available to shareholders, either on its website or upon request, the record of how the Trust voted proxies relating to portfolio holdings.

4.	Disclose in its annual and semi-annual reports to shareholders and in its registration statement the methods by which shareholders may obtain information about the Fund’s proxy voting policies and procedures and the Fund’s proxy voting record.

Dated March 18, 2014

A-1

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2014 U.S. Proxy Voting Concise Guidelines

January 13, 2014

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

Transparency. Inclusiveness. Global Expertise.

ISS’ 2014 U.S. Proxy Voting Concise Guidelines

Updated: Jan. 13, 2014

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2014 proxy voting guidelines can be found at:

http://www.issgovernance.com/policy/2014/policy_information

Routine/Miscellaneous

Auditor Ratification

Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP, or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

1.	Accountability

2.	Responsiveness

3.	Composition

4.	Independence

Generally vote for director nominees, except under the following circumstances:

1. Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by-case) for the following:

[1]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[2]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

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•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee, and potentially the full board, if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud, misapplication of GAA; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee, and potentially the full board, if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

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•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;

1.18.	Failure to replace management as appropriate; or

1.19.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors, as appropriate, if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;

2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

[3]	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

3. Composition

Attendance at Board and Committee Meetings:

3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; or

3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[5].

4. Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

[4]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
[5]	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

4.4.	Independent directors make up less than a majority of the directors.

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best -practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and

•	Proposal-specific factors, including:

•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

•	The maximum proportion of directors that shareholders may nominate each year; and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections

Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates); and

•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

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Shareholder Rights & Defenses

Poison Pills- Management Proposals to Ratify Poison Pill

Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

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Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[6] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

[6]	“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Dual Class Structure

Generally vote against proposals to create a new class of common stock, unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

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•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process—Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain,

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and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to a pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

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Vote against an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

•	Magnitude of pay misalignment;

•	Contribution of non-performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[7] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment—the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years—i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

[7]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

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•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[8] compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

[8]	ISS research reports will include realizable pay for S&P1500 companies.

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Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

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Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote case-by-case on equity-based compensation plans. Vote against the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

•	A pay-for-performance misalignment is found;

•	The company’s three year burn rate exceeds the burn rate cap of its industry group;

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.

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Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and, in addition, the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Political Activities

Lobbying

Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

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Political Contributions

Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•

The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

8. Foreign Private Issuers Listed on U.S. Exchanges

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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Disclosure/Disclaimer

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2014 U.S. Proxy Voting Summary Guidelines

March 12, 2014

Institutional Shareholder Services Inc.

Copyright © 2014 by ISS

www.issgovernance.com

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published Dec. 19, 2013

Updated March 12, 2014

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1. Routine/Miscellaneous

Adjourn Meeting

Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Vote against proposals to approve other business when it appears as voting item.

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Audit-Related

Auditor Indemnification and Limitation of Liability

Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;

•	The motivation and rationale for establishing the agreements;

•	The quality of the company’s disclosure; and

•	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

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Shareholder Proposals Limiting Non-Audit Services

Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

1.	Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

2.	Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

3.	Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members.

4.	Independence: Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

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Generally vote for director nominees, except under the following circumstances:

1. Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non-shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A

[1]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[2]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

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1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

•	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.16.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;

1.17.	Failure to replace management as appropriate; or

1.18.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

[3]	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;

2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

3. Composition

Attendance at Board and Committee Meetings:

3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

[4]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

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Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; or

3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[5].

4. Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

4.4.	Independent directors make up less than a majority of the directors.

2014 ISS Categorization of Directors

1.	Inside Director (I)

1.1.	Current employee or current officer[i] of the company or one of its affiliatesii.

1.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

1.3.	Director named in the Summary Compensation Table (excluding former interim officers).

2.	Affiliated Outside Director (AO)

Board Attestation

2.1.	Board attestation that an outside director is not independent.

Former CEO/Interim Officer

2.2.	Former CEO of the companyiii,iv.

2.3.	Former CEO of an acquired company within the past five yearsiv.

[5]	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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2.4.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made[v].

Non-CEO Executives

2.5.	Former officer[i] of the company, an affiliateii or an acquired firm within the past five years.

2.6.	Officer[i] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.

2.7.	Officer[i], former officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.8.	Immediate family membervi of a current or former officer[i] of the company or its affiliatesii within the last five years.

2.9.

Immediate family membervi of a current employee of company or its affiliatesii where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10.

Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliateii of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliateii of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12.	Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).

2.13.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).

2.14.

Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliatesii .

Other Relationships

2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[x] .

2.17.	Founderxi of the company but not currently an employee.

2.18.	Any materialxii relationship with the company.

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3.	Independent Outside Director (IO)

3.1.	No materialxii connection to the company other than a board seat.

Footnotes:

i The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

ii “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

v ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

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viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

x Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi The operating involvement of the founder with the company will be considered. Little to no operating involvement ever may cause ISS to deem the founder as an independent outsider.

xii For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Other Board-Related Proposals

Age/Term Limits

Vote against management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

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Classification/Declassification of the Board

Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

•	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

Vote case-by-case on proposals on director and officer indemnification and liability protection.

Vote against proposals that would:

•	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.

•

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

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Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

Establish Other Board Committee Proposals

Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•	Level of disclosure regarding the issue for which board oversight is sought;

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector; and

•	The scope and structure of the proposal.

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Filling Vacancies/Removal of Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however, the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•	serves as liaison between the chairman and the independent directors;

•	approves information sent to the board;

•	approves meeting agendas for the board;

•	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	has the authority to call meetings of the independent directors;

•	if requested by major shareholders, ensures that he or she is available for consultation and direct communication;

•	Two-thirds independent board;

•	Fully independent key committees;

•	Established governance guidelines;

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

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•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•	Egregious compensation practices;

•	Multiple related-party transactions or other issues putting director independence at risk;

•	Corporate or management scandals;

•	Excessive problematic corporate governance provisions; or

•	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

Majority of Independent Directors/Establishment of Independent Committees

Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independent outsider. (See Categorization of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

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Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and

•	Proposal-specific factors, including:

•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

•	The maximum proportion of directors that shareholders may nominate each year; and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Require More Nominees than Open Seats

Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•

The company has an independent chairman or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Contests—Voting for Director Nominees in Contested Elections

Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Nominee qualifications and any compensatory arrangements;

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•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

Vote-No Campaigns

In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

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Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote for proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote for proposals to opt out of state disgorgement provisions.

Exclusive Venue

Vote case-by-case on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

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•	Whether the company has the following good governance features:

•	An annually elected board;

•	A majority vote standard in uncontested director elections; and

•	The absence of a poison pill, unless the pill was approved by shareholders.

Fair Price Provisions

Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Net Operating Loss (NOL) Protective Amendments

Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

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Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

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•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

•	The scope and structure of the proposal;

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The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

•	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

•	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

•	Any recent controversies or concerns related to the company’s proxy voting mechanics;

•	Any unintended consequences resulting from implementation of the proposal; and

•	Any other factors that may be relevant.

Reimbursing Proxy Solicitation Expenses

Vote case-by-case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

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Shareholder Ability to Act by Written Consent

Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[6] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

Shareholder Ability to Call Special Meetings

Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

[6]	“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Stakeholder Provisions

Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

•	Ownership structure;

•	Quorum requirements; and

•	Vote requirements.

4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

Vote for management proposals to eliminate par value.

Common Stock Authorization

Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

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Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Dual Class Structure

Generally vote against proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

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Preemptive Rights

Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.

Preferred Stock Authorization

Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Recapitalization Plans

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

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•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote against proposals when there is not a proportionate reduction of authorized shares, unless:

•	A stock exchange has provided notice to the company of a potential delisting; or

•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

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•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

Restructuring

Appraisal Rights

Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

Vote case-by-case on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.

Asset Sales

Vote case-by-case on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.

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Bundled Proposals

Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders’ positions;

•	Terms of the offer—discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•	Financial issues—company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•	Management’s efforts to pursue other alternatives;

•	Control issues—change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•	Conflict of interest—arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

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•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote case-by-case on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

•	Are all shareholders able to participate in the transaction?

•	Will there be a liquid market for remaining shareholders following the transaction?

•	Does the company have strong corporate governance?

•	Will insiders reap the gains of control following the proposed transaction?

•	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

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Joint Ventures

Vote case-by-case on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

Liquidations

Vote case-by-case on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process—Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

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Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

•

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

•

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

•	Financial issues:

•	The company’s financial condition;

•	Degree of need for capital;

•	Use of proceeds;

•	Effect of the financing on the company’s cost of capital;

•	Current and proposed cash burn rate;

•	Going concern viability and the state of the capital and credit markets.

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•

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

•	Control issues:

•	Change in management;

•	Change in control;

•	Guaranteed board and committee seats;

•	Standstill provisions;

•	Voting agreements;

•	Veto power over certain corporate actions; and

•	Minority versus majority ownership and corresponding minority discount or majority control premium

•	Conflicts of interest:

•	Conflicts of interest should be viewed from the perspective of the company and the investor.

•	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

•	Market reaction:

•	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

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Special Purpose Acquisition Corporations (SPACs)

Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

•

Valuation—Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•

Market reaction—How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing—A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process—What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest—How are sponsors benefiting from the transaction compared to IPO shareholders? Potential Conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements—Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

•	Governance—What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Spin-offs

Vote case-by-case on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

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•	Corporate governance changes;

•	Changes in the capital structure.

Value Maximization Shareholder Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;

•	Selling the company; or

•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management (such as the adoption of takeover defenses);

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	The company actively exploring its strategic options, including retaining a financial advisor.

5. COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

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5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote against an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

•	Magnitude of pay misalignment;

•	Contribution of non-performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[7] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment—the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years—i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[8] compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

[7]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.
[8]	ISS research reports will include realizable pay for S&P1500 companies.

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•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

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•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

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•	Single-trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote case-by-case on equity-based compensation plans. Vote against the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

•	A pay-for-performance misalignment is found;

•	The company’s three year burn rate exceeds the burn rate cap of its industry group;

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.

Each of these factors is described below:

Cost of Equity Plans

Generally, vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All

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award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote against OR withhold from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for-Performance Misalignment—Application to Equity Plans

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, ISS may recommend a vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to:

•	Magnitude of pay misalignment;

•	Contribution of non-performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote against equity plans for companies whose average three-year burn rates their burn rate caps.

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Burn rate caps are calculated as the greater of: (1) the mean (µ) plus one standard deviation (s) of the company’s GICS group segmented by Russell 3000 index and non-Russell 3000 index (per the Burn Rate Table published in December); and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate cap changes will be limited to a maximum of two (2) percentage points (plus or minus) the prior year’s burn-rate cap.

If a company fails to fulfill a burn rate commitment, vote against or withhold from the compensation committee.

In the absence of demonstrating reasonable use of equity awards under the first burn rate commitment, companies making consecutive burn rate commitments may not garner support on their proposed equity plan proposals.

Burn Rate Table for 2014

		Russell 3000				Non-Russell 3000
GICS	Description	Mean	Standard Deviation	2014 Burn Rate Cap*		Mean	Standard Deviation	2014 Burn Rate Cap*
1010	Energy	2.14%	2.16%	4.30%		2.66%	3.60%	7.46%*
1510	Materials	1.55%	1.30%	2.85%		3.20%	4.65%	7.85%
2010	Capital Goods	1.81%	1.39%	3.20%		3.28%	4.88%	8.16%
2020	Commercial & Professional Services	2.55%	1.82%	4.37%		3.68%	3.65%	7.33%
2030	Transportation	1.53%	1.80%	3.33%		1.71%	1.98%	3.69%
2510	Automobiles & Components	1.78%	2.03%	3.81%		2.74%	3.21%	5.95%
2520	Consumer Durables & Apparel	2.48%	1.80%	4.28%		3.37%	4.24%	7.61%
2530	Consumer Services	2.55%	1.61%	4.16%		2.16%	2.12%	4.28%
2540	Media	2.45%	1.98%	4.43%		3.23%	2.24%	5.47%
2550	Retailing	2.41%	1.75%	4.16%		3.39%	3.21%	6.60%
3010, 3020, 3030	Consumer Staples	1.59%	1.18%	2.77%		2.13%	2.32%	4.45%
3510	Health Care Equipment & Services	3.00%	1.82%	4.82%		4.81%	4.27%	9.08%
3520	Pharmaceuticals & Biotechnology	3.65%	2.26%	5.91%		4.87%	4.11%	8.98%
4010	Banks	1.48%	1.65%	3.13%		1.12%	1.67%	2.79%
4020	Diversified Financials	3.65%	5.09%	8.74%		2.74%	4.43%	7.56%*
4030	Insurance	1.75%	1.55%	3.30%		1.05%	1.53%	2.58%
4040	Real Estate	1.36%	1.50%	2.86%		1.12%	1.56%	2.68%
4510	Software & Services	4.56%	2.69%	7.25%		5.26%	3.88%	9.14%
4520	Technology Hardware & Equipment	3.50%	1.99%	5.49%		3.96%	4.95%	8.91%
4530	Semiconductor Equipment	4.34%	2.38%	6.72%		4.67%	5.08%	9.75%
5010	Telecommunication Services	2.59%	1.63%	4.22%		3.57%	3.97%	7.54%
5510	Utilities	0.82%	0.47%	2.00%	*	1.76%	1.90%	3.66%

The cap is generally the Mean + Standard Deviation, subject to minimum cap of 2% (de minimus allowance) and maximum +/- 2 percentage points relative to prior year burn rate cap for same industry/index group.

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A premium (multiplier) is applied on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Stock Price Volatility	Multiplier
54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

Liberal Definition of Change in Control

Generally vote against equity plans if the plan has a liberal definition of change in control (it provides for the acceleration of vesting of equity awards even though an actual change in control may not occur) and the equity awards would automatically vest upon such liberal definition of change-in-control. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Problematic Pay Practices

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

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Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Option Overhang Cost

Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider case-by-case a carve-out of a portion of cost attributable to overhang, considering the following criteria:

•

Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

•

Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company’s overhang. Specifically, the following disclosure would be required:

•	The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•

The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•	The general vesting provisions of option grants; and

•	The distribution of outstanding option grants with respect to the named executive officers;

•

Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company’s three-year average burn rate (or a burn- rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

•

Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

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Other Compensation Plans

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

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Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Generally vote for proposals to approve or amend executive incentive bonus plans if the proposal:

•	Is only to include administrative features;

•	Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);

•	Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or

•

Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote against such proposals if:

•	The compensation committee does not fully consist of independent outsiders, per ISS’ director classification; or

•	The plan contains excessive problematic provisions.

Vote case-by-case on such proposals if:

•

In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants). Evaluate the Shareholder Value Transfer in comparison with the company’s allowable cap; or

•

A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company’s initial public offering (IPO). Perform a full equity plan analysis, including consideration of total shareholder value transfer, burn rate (if applicable), repricing, and liberal change in control. Other factors such as pay-for-performance or problematic pay practices as related to Management Say-on-Pay may be considered if appropriate.

Option Exchange Programs/Repricing Options

Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the- money” over the near term;

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•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential against vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

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Vote case-by-case on one-time transfers. Vote for if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Equity Plans for Non-Employee Directors

Vote case-by-case on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

•	A minimum vesting of three years for stock options or restricted stock; or

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•	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

•	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non- employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Non-Employee Director Retirement Plans

Vote against retirement plans for non-employee directors.

Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote for shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

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Bonus Banking/Bonus Banking “Plus”

Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote against shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote against shareholder proposals requiring director fees be paid in stock only.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Golden Coffins/Executive Death Benefits

Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in

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force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	while employed and/or for two years following the termination of their employment ; or

•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•	Rigorous stock ownership guidelines;

•	A holding period requirement coupled with a significant long-term ownership requirement; or

•	A meaningful retention ratio;

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote case-by-case on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•	Rigorous stock ownership guidelines, or

•	A holding period requirement coupled with a significant long-term ownership requirement, or

•	A meaningful retention ratio,

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•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Non-Deductible Compensation

Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pay for Performance

Performance-Based Awards

Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance- based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

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Pay for Superior Performance

Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time- vested, equity awards;

•

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

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•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit CEOs from Serving on Compensation Committees

Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

•	If the company has adopted a formal recoupment policy;

•	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

•	Whether the company has chronic restatement history or material financial problems;

•	Whether the company’s policy substantially addresses the concerns raised by the proponent;

•	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

•	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

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Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Supplemental Executive Retirement Plans (SERPs)

Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals

Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

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The following factors will be considered:

•

The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

6. Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Animal Welfare

Animal Welfare Policies

Generally vote for proposals seeking a report on a company’s animal welfare standards, unless:

•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to industry peers; and

•	There are no recent, significant fines or litigation related to the company’s treatment of animals.

Animal Testing

Generally vote against proposals to phase out the use of animals in product testing, unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

•	The potential impact of such labeling on the company’s business;

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•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

•	Whether the company has adequately disclosed the financial risks of the products/practices in question;

•	Whether the company has been subject to violations of related laws or serious controversies; and

•	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	Existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential burden and scope of the requested report.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

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Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms;

•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

•	Whether restrictions on marketing to youth extend to foreign countries.

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Vote case-by-case on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

•	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

Generally vote for resolutions requesting that a company disclose information on the impact of climate change on its operations and investments, considering:

•

Whether the company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

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•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology; and

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Energy Efficiency

Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Diversity

Board Diversity

Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

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•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	Whether the company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

•	The company already publicly discloses comprehensive workforce diversity data; and

•	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Environment and Sustainability

Facility and Workplace Safety

Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

•	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

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•	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

•	Recent significant controversies, fines, or violations related to workplace health and safety; and

•	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;

•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	The scope of the resolution.

Hydraulic Fracturing

Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company’s current level of disclosure of relevant policies and oversight mechanisms;

•	The company’s current level of such disclosure relative to its industry peers;

•	Potential relevant local, state, or national regulatory developments; and

•	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

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Operations in Protected Areas

Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

•	The nature of the company’s business;

•	The current level of disclosure of the company’s existing related programs;

•	The timetable and methods of program implementation prescribed by the proposal;

•	The company’s ability to address the issues raised in the proposal; and

•	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

•	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

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•	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

•	The potential financial impact or risk to the company associated with water-related concerns or issues; and

•	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

•	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

•	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

•	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

•	Applicable market-specific laws or regulations that may be imposed on the company; and

•	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

•	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;

•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

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•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•	The company’s current level of disclosure regarding its environmental and social performance.

Generally vote against proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

•	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

•	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

•	Recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

•	Whether the proposal is unduly burdensome or overly prescriptive.

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Operations in High Risk Markets

Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.

Weapons and Military Sales

Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

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Political Activities

Lobbying

Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•

The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

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Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

7. Mutual Fund Proxies

Election of Directors

Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote case-by-case on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote case-by-case on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

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Investment Advisory Agreements

Vote case-by-case on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

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Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Vote case-by-case on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

Change in Fund’s Subclassification

Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

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•

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

•	The company has demonstrated responsible past use of share issuances by either:

•	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

•	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

Changes to the Charter Document

Vote case-by-case on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

Vote against any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

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Changing the Domicile of a Fund

Vote case-by-case on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

Vote case-by-case on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Mergers

Vote case-by-case on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.

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Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

8. Foreign Private Issuers Listed on U.S. Exchanges

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

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The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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U.S. Corporate Governance Policy

2014 Updates

November 21, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

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ISS’ U.S. Corporate Governance Policy

2014 Updates

Effective for Meetings on or after Feb. 1, 2014

Updated Nov. 21, 2013

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SUMMARY OF ISS’ POLICY FORMULATION PROCESS

Each year, ISS’ Global Policy Board conducts a robust, inclusive, and transparent global policy formulation process that produces the benchmark proxy voting guidelines that will be used during the upcoming year.

The policy review and update process begins with an internal review of emerging issues and notable trends across global markets. Based on data gathered throughout the year (particularly from client and issuer feedback), ISS forms policy committees by governance topics and markets. As part of this process, the policy team examines academic literature, other empirical research, and relevant commentary. ISS also conducts surveys, convenes roundtable discussions, and posts draft policies for review and comment. Based on this broad input, ISS’ Global Policy Board reviews and approves final drafts and policy updates for the following proxy year. Annual updated policies are announced in November and apply to meetings held on and after February 1 of the following year.

Also, as part of the process, ISS collaborates with clients with customized approaches to proxy voting. ISS helps these clients develop and implement policies based on their organizations’ specific mandates and requirements. In addition to the ISS regional benchmark (standard research) policies, ISS’ research analysts apply more than 400 specific policies, including specialty policies for Socially Responsible Investors, Taft-Hartley funds and managers, and Public Employee Pension Funds, as well as hundreds of fully customized policies that reflect clients’ unique corporate governance philosophies. The vote recommendations issued under these policies often differ from those issued under the ISS benchmark policies. ISS estimates that the majority of shares that are voted by ISS’ clients fall under ISS’ custom or specialty recommendations.

Key Strengths of ISS’ Policy Formulation Process

Industry-Leading Transparency: ISS promotes openness and transparency in the formulation of its proxy voting policies and the application of these policies in all global markets. A description of the policy formulation and application process, including specific guidelines and Frequently Asked Questions, appear on our website under the Policy Gateway section.

Robust Engagement Process with Industry Participants: Listening to diverse viewpoints is critical to an effective policy formulation and application process. ISS’ analysts routinely interact with company representatives, institutional investors, shareholder proposal proponents, and other parties to gain deeper insight into critical issues. This ongoing dialogue enriches our analysis and informs our recommendations to clients.

Global Expertise: ISS’ policy formulation process is rooted in global expertise. ISS’ network of global offices provides access to regional and local market experts for the Americas, EMEA (Europe/Middle East/Africa), and Asia-Pacific regions.

This document presents the changes being made to ISS’ Benchmark U.S. Corporate Governance Policies. The full text of the updates, detailed results from the Policy Survey, and comments received during the open comment period, are all available on ISS’ website under the Policy Gateway.

The ISS 2014 U.S. Policy Updates will be effective for meetings on or after February 1, 2014. In December 2013, ISS will release a complete set of updated policies (in full or summary form). For other updates, please refer to the Executive Summary of Key 2014 Updates and Process.

If you have any questions, please contact the Research Helpdesk at 301-556-0576 or usresearch@issgovernance.com.

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BOARD

Corporate Governance Issue:

Voting on Director Nominees in Uncontested Elections

Current Recommendation:

Board Responsiveness

Vote against or withhold from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act[1] on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

2.4.	The board failed to act on takeover offers where the majority of shares are tendered;

2.5.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote case-by-case on the entire board if:

2.7.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

•	The subject matter of the proposal;

•	The level of support and opposition provided to the resolution in past meetings;

[1]	Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:

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•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Actions taken by the board in response to its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

Key Changes:

•	Implementing one year of a majority of votes cast as the threshold for the policy application as announced last year;

•	Clarifying that the board’s rationale is a factor in the case-by-case analysis of less than full implementation of the proposal;

•	Changing the “Board Responsiveness” section from “Generally vote Against” to “ Case-by-case”; and

•	Incorporating the factors for examining responsiveness to majority-supported shareholder proposals into the policy itself rather than as a footnote.

New Recommendation:

Generally vote for director nominees, except under the following circumstances:

Board Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate;

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;

2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

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2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

Rationale for Update: The marketplace debate continues to evolve with respect to the issue of board responsiveness to majority-supported shareholder proposals with respect to both institutional investors’ expectations and issuers’ outreach and actions. In 2013, of the 84 shareholder proposals that received support from either a majority of shares outstanding or two years of a majority of votes cast, 73 have been partially or fully implemented by the board to date.

In 2013, ISS made three changes to its policy on board responsiveness to majority—supported shareholder proposals:

•

First, starting in 2014, ISS will review the responsiveness of a board to a shareholder proposal that receives one year of a majority of votes cast rather than the previous “triggers” of either two years of a majority of votes cast in a three-year period, or one year of a majority of shares outstanding;

•	Second, ISS adopted a case-by-case approach, including a list of factors for analysts to consider, for assessing implementation of majority vote proposals; and

•	Finally, ISS provided analysts with broader discretion when determining which directors to hold accountable in the event the level of responsiveness is found to be insufficient.

After soliciting and examining additional feedback from various constituencies via survey, roundtables, and public comment, ISS determined to fully implement the 2013 policy update with a couple of changes. First, ISS’ 2014 policy update clarifies that vote recommendations on director elections with respect to majority-supported shareholder proposals will be made on a fact-specific case-by-case basis. ISS also added “the board’s rationale as provided in the proxy statement” as one of the factors in our case-by-case analysis.

These clarifying changes respond to direct feedback received during the policy process. According to ISS’ 2013-14 policy survey results, 40 percent of institutional investor respondents indicated that the board should be free to exercise its discretion to respond in a manner that it believes is in the best interest of the company and to disclose the rationale for any actions it takes while 36 percent indicated that the board should implement a specific action to address the shareholder mandate. Comments from our roundtable discussions backed this comply-or-explain approach. Directors and investors generally agreed that boards should either implement a governance action based on a majority supported shareholder proposal or provide a rationale for less than full implementation. Accordingly, directors should communicate how they made the determination that the response they chose is in the best interest of shareholders.

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COMPENSATION

Corporate Governance Issue:

Executive Pay Evaluation: Advisory Votes on Executive Compensation—Management Proposals

Pay-for-Performance Evaluation

Current Methodology: ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[2] Alignment:

•	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

•	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment—the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years—i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay compared to grant pay; and

•	Any other factors deemed relevant.

Key Changes: Change the calculation of the first peer group alignment measure, the relative degree of alignment (RDA), from a 40/60 weighted average of 1- and 3-year RDA measures to a single, annualized RDA measure for the 3-year measurement period (or shorter period if pay and performance data are not available for all three years).

[2]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

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New Methodology: ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[3] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[4] compared to grant pay; and

•	Any other factors deemed relevant.

Rationale for Update:

A number of reasons are prompting this update:

•

Under the revised methodology, ISS will calculate the difference between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over a three-year period (or as many full fiscal years that the company has been publicly traded and disclosed pay data). The current relative degree of alignment (RDA) is the weighted average of two measures: the RDA

[3]	The peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.
[4]	Beginning with Feb. 1, 2014, meetings, ISS research reports will include realizable pay for S&P1500 companies.

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over a one-year period, and the RDA over a three- year period, weighted 40 percent and 60 percent respectively. Because the most recent year is included in both measures, the result is that this most recent year is the most heavily weighted. Under the new model, each year of TSR will be weighted equally and calculated to produce the annualized TSR for the measurement period, thus providing a smoother performance measure that does not over-emphasize any particular year during the measurement period. Relevant performance and pay in particular years will be addressed during the qualitative phase of ISS’ review, as applicable.

•

A single measure provides a better view on long-term pay and performance alignment and avoids being overwhelmed by periods of volatility and mean-reversion, especially. The revised formula also better addresses companies that have at least two years, but not three years of TSR data available; under the current model, only one year of pay and performance can be assessed in such cases.

•

The relative aspect of RDA better matches a single measure. This is best illustrated by an example: a company might experience significant declines in years 1 and 2 of a three-year period, then partially rebound in the final year. This apparent “strong” performance in the final year might be the 100th percentile relative to peers, and thus dominate the longer-term poor performance: even if three-year performance lagged all peers (0th percentile), the weighted arithmetic average performance rank under the current methodology would be at the 40th percentile. The new methodology would better reflect poor overall long-term performance. The same effect would be seen if the reverse is true—two years of high TSR followed by a year of significant decline in TSR.

•

Using a single three-year measure also diminishes certain issues relative to the timing of equity awards. Many companies grant equity early in the fiscal year, before the corresponding performance year. A longer-term “average” performance (matched to average pay) helps alleviate any potential timing mismatch.

•	A single measure, and its longer term, better aligns with our stated principles of evaluating long-term shareholder performance.

SOCIAL/ENVIRONMENTAL ISSUES

Corporate Governance Issue:

Lobbying

Current Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant policies and oversight mechanisms;

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities; and

•	The impact that the public policy issues in question may have on the company’s business operations, if specific public policy issues are addressed.

Key Changes: This update modifies the policy’s bullet points in order to enhance and better communicate how the proposals are evaluated and the factors that are considered in ISS’ analysis. Specifically, the first bullet is updated to reflect that executive level oversight of lobbying activity, in addition to that provided by the board, is

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considered. A new bullet is added to formally include trade association activity as a relevant factor. The last bullet in the current policy is deleted, as it is no longer relevant to our analysis and represents a legacy policy which was previously added in response to proposals that are no longer submitted.

New Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Rationale for update: During a review of the policy it was determined that clarification in the language would be beneficial. As a result, the current policy is being amended to better reflect the factors considered in ISS’ analysis. In addition, the amendment removes an outdated bullet point that addressed a shareholder resolution that is no longer filed by proponents.

Corporate Governance Issue:

Human Rights Risk Assessment

Current Recommendation: Case-by-case based on application of Global Approach.

Key Changes: A formal policy is being adopted.

New Recommendation: Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

•	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

•	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

•	Recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

•	Whether the proposal is unduly burdensome or overly prescriptive.

Rationale for update: During the 2013 proxy season, proponents filed new resolutions relating to a company’s assessment of its risks related to human rights issues. These resolutions asked for companies to either perform a human rights risk assessment or report on their human rights risk assessment process.

These resolutions differ from the human rights proposals that have been most frequently submitted by shareholder proponents in the past, which have typically sought a report on a company’s human rights policies or the amendment of a company’s human rights policies to bring them into greater conformity with international human rights standards and conventions.

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This addition to the current human rights policy is necessary to provide guidance, given that the existing policy does not address resolutions on human rights beyond policy disclosure or adoption, which require the consideration of different factors.

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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PART C. OTHER INFORMATION

Item 28.	Exhibits

a.1	Agreement and Declaration of Trust of Blackstone Investor Solutions Funds (the “Registrant”), dated August 27, 2012.[1]

a.2	Amendment No. 1 to Agreement and Declaration of Trust of the Registrant, dated September 10, 2012.[1]

a.3	Amendment No. 2 to Agreement and Declaration of Trust of the Registrant, dated September 18, 2013.[5]

b.	By-Laws of the Registrant, effective as of August 27, 2012, as amended September 10, 2012.[2]

c.	See Article III (Shares), Article IV (Trustees), Article V (Shareholders’ Voting Powers and Meetings), Article VIII (Indemnification) and Article IX (Miscellaneous) of the Declaration of Trust of the Registrant and Article 10 (Shareholders’ Powers and Meetings) of the Bylaws of the Registrant.

d.1	Investment Management Agreement between the Registrant, on behalf of Blackstone Alternative Multi-Manager Fund (“Multi-Manager Fund”), and Blackstone Alternative Investment Advisors LLC (“BAIA”).[3]

d.2	Investment Management Agreement between Blackstone Alternative Multi-Manager Sub Fund II Ltd., a wholly-owned subsidiary of Multi-Manager Fund, and BAIA.[3]

d.3	Investment Management Agreement between Blackstone Alternative Multi-Manager Sub Fund III L.L.C., a wholly-owned subsidiary of Multi-Manager Fund, and BAIA.[3]

d.4	Investment Management Agreement between Blackstone Alternative Multi-Manager Sub Fund IV L.L.C., a wholly-owned subsidiary of Multi-Manager Fund, and BAIA.[4]

d.5	Form of Investment Sub-Advisory Agreement between BAIA and Boussard & Gavaudan Asset Management, LP (“Boussard”) for services to Multi-Manager Fund.[4]

(i) Form of Amended and Restated Investment Sub-Advisory Agreement between BAIA and Boussard for services to Multi-Manager Fund.[6]

d.6	Form of Investment Sub-Advisory Agreement between BAIA and BTG Pactual Asset Management US, LLC (“BTG”) for services to Multi-Manager Fund.[4]

(i) Form of Amended and Restated Investment Sub-Advisory Agreement between BAIA and BTG for services to Multi-Manager Fund.[6]

d.7	Form of Investment Sub-Advisory Agreement between BAIA and Caspian Capital LP (“Caspian”) for services to Multi-Manager Fund.[4]

(i) Form of Amended and Restated Investment Sub-Advisory Agreement between BAIA and Caspian for services to Multi-Manager Fund.[6]

d.8	Form of Investment Sub-Advisory Agreement between BAIA and Cerberus Sub-Advisory I, LLC (“Cerberus”) for services to Multi-Manager Fund.[4]

(i) Form of Amended and Restated Investment Sub-Advisory Agreement between BAIA and Cerberus for services to Multi-Manager Fund.[6]

d.9	Form of Investment Sub-Advisory Agreement between BAIA and Chatham Asset Management, LLC (“Chatham”) for services to Multi-Manager Fund.[4]

(i) Form of Amended and Restated Investment Sub-Advisory Agreement between BAIA and Chatham for services to Multi-Manager Fund.[6]

d.10	Form of Investment Sub-Advisory Agreement between BAIA and Credit Suisse Hedging-Griffo Serviços Internacionais S.A. (“Hedging Griffo”) for services to Multi-Manager Fund.[4]

(i) Form of Amended and Restated Investment Sub-Advisory Agreement between BAIA and Hedging Griffo for services to Multi-Manager Fund.[6]

d.11	Form of Investment Sub-Advisory Agreement between BAIA and Good Hill Partners LP (“Good Hill”) for services to Multi-Manager Fund.[4]

(i) Form of Amended and Restated Investment Sub-Advisory Agreement between BAIA and Good Hill for services to Multi-Manager Fund.[6]

d.12	Form of Investment Sub-Advisory Agreement between BAIA and HealthCor Management, L.P. (“HealthCor”) for services to Multi-Manager Fund.[4]

(i) Form of Amended and Restated Investment Sub-Advisory Agreement between BAIA and HealthCor for services to Multi-Manager Fund.[6]

d.13	Form of Investment Sub-Advisory Agreement between BAIA and Nephila Capital Ltd. for services to Multi-Manager Fund.[4]

d.14	Form of Investment Sub-Advisory Agreement between BAIA and Two Sigma Advisers, LLC (“Two Sigma”) for services to Multi-Manager Fund.[4]

(i) Form of Amended and Restated Investment Sub-Advisory Agreement between BAIA and Two Sigma for services to Multi-Manager Fund.[6]

d.15	Form of Investment Sub-Advisory Agreement between BAIA and Wellington Management Company, LLP (“Wellington”) for services to Multi-Manager Fund.[4]

(i) Form of Amended and Restated Investment Sub-Advisory Agreement between BAIA and Wellington for services to Multi-Manager Fund.[6]

d.16	Form of Investment Sub-Advisory Agreement between BAIA and Bayview Asset Management, LLC (“Bayview”) for services to Multi-Manager Fund.[5]

d.17	Form of Investment Sub-Advisory Agreement between BAIA and AlphaParity, LLC (“AlphaParity”) for services to Multi-Manager Fund.[6]

d.18	Form of Investment Sub-Advisory Agreement between BAIA and Union Point Advisors, LLC (“Union Point”) for services to Multi-Manager Fund.[6]

d.19	Form of Investment Sub-Advisory Agreement between BAIA and GS Investment Strategies, LLC (“GSIS”) for services to Multi-Manager Fund.[6]

d.20	Form of Amended and Restated Investment Sub-Advisory Agreement between BAIA and EMSO Partners Limited (“EMSO”) for services to Multi-Manager Fund.[6]

d.21	Form of Investment Sub-Advisory Agreement between BAIA and Waterfall Asset Management, LLC (“Waterfall”) for services to Multi-Manager Fund.[6]

d.22	Investment Management Agreement between the Registrant, on behalf of Blackstone Alternative Multi-Strategy Fund (“Multi-Strategy Fund,” and together with Multi-Manager Fund, the “Funds”), and BAIA.[6]

(i) Form of Amendment No. 1 to the Investment Management Agreement between the Registrant, on behalf of Multi-Strategy Fund, and BAIA.[6]

d.23	Investment Management Agreement between Blackstone Alternative Multi-Strategy Sub Fund II Ltd., a wholly-owned subsidiary of Multi-Strategy Fund, and BAIA.[6]

d.24	Investment Management Agreement between Blackstone Alternative Multi-Strategy Sub Fund III L.L.C., a wholly-owned subsidiary of Multi-Strategy Fund, and BAIA.[6]

d.25	Investment Management Agreement between Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C., a wholly-owned subsidiary of Multi-Strategy Fund, and BAIA.[6]

d.26	Form of Investment Sub-Advisory Agreement between BAIA and Boussard & Gavaudan Investment Management, LLP (“BGIM”) for services to Multi-Manager Fund.[6]

d.27	Form of Investment Sub-Advisory Agreement between BAIA and AlphaParity for services to Multi-Strategy Fund.[7]

d.28	Form of Investment Sub-Advisory Agreement between BAIA and Bayview for services to Multi-Strategy Fund.[7]

d.29	Form of Investment Sub-Advisory Agreement between BAIA and Boussard for services to Multi-Strategy Fund.[7]

d.30	Form of Investment Sub-Advisory Agreement between BAIA and BTG for services to Multi-Strategy Fund.[7]

d.31	Form of Investment Sub-Advisory Agreement between BAIA and Caspian for services to Multi-Strategy Fund.[7]

d.32	Form of Investment Sub-Advisory Agreement between BAIA and Cerberus for services to Multi-Strategy Fund.[7]

d.33	Form of Investment Sub-Advisory Agreement between BAIA and Chatham for services to Multi-Strategy Fund.[7]

d.34	Form of Investment Sub-Advisory Agreement between BAIA and Hedging Griffo for services to Multi-Strategy Fund.[7]

d.35	Form of Investment Sub-Advisory Agreement between BAIA and EMSO for services to Multi-Strategy Fund.[7]

d.36	Form of Investment Sub-Advisory Agreement between BAIA and Good Hill for services to Multi-Strategy Fund.[7]

d.37	Form of Investment Sub-Advisory Agreement between BAIA and GSIS for services to Multi-Strategy Fund.[7]

d.38	Form of Investment Sub-Advisory Agreement between BAIA and HealthCor for services to Multi-Strategy Fund.[7]

d.39	Form of Investment Sub-Advisory Agreement between BAIA and Two Sigma for services to Multi-Strategy Fund.[7]

d.40	Form of Investment Sub-Advisory Agreement between BAIA and Union Point for services to Multi-Strategy Fund.[7]

d.41	Form of Investment Sub-Advisory Agreement between BAIA and Waterfall for services to Multi-Strategy Fund.[7]

d.42	Form of Investment Sub-Advisory Agreement between BAIA and Wellington for services to Multi-Strategy Fund.[7]

d.43	Form of Investment Sub-Advisory Agreement between BAIA and BGIM for services to Multi-Strategy Fund.[7]

e.1	Distribution Agreement between the Registrant and Blackstone Advisory Partners L.P. (the “Distributor”) dated June 28, 2013, as amended.[7]

f.	None.

g.	Master Custodian Agreement between the Registrant, on behalf of Multi-Manager Fund, and State Street Bank and Trust Company (“State Street”), dated May 7, 2013.[3]

(i) Letter Amendment to the Master Custodian Agreement between the Registrant and State Street, dated April 29, 2014.[7]

h.1	Form of Transfer Agency and Service Agreement between the Registrant, on behalf of Multi-Manager Fund, and State Street.[3]

(i) Letter Amendment to the Transfer Agency and Service Agreement between the Registrant and State Street, dated April 29, 2014.[7]

h.2	Form of Administration Agreement between the Registrant, on behalf of Multi-Manager Fund, and State Street.[3]

(i) Letter Amendment to the Administration Agreement between the Registrant and State Street, dated April 29, 2014.[7]

h.3	Expense Limitation and Reimbursement Agreement between the Registrant, on behalf of Multi-Manager Fund, and BAIA.[4]

h.4	Form of Securities Lending Authorization Agreement between the Registrant, on behalf of Multi-Manager Fund and State Street.[4]

h.5	Expense Limitation and Reimbursement Agreement between the Registrant, on behalf of Multi-Strategy Fund, and BAIA.[7]

(i) Amended and Restated Expense Limitation and Reimbursement Agreement between the Registrant, on behalf of Multi-Strategy Fund, and BAIA—Exhibit (h.5.i).

h.6	Form of Securities Lending Authorization Agreement between the Registrant, on behalf of Multi-Strategy Fund and State Street Bank.[7]

i.	Opinion and Consent of Ropes & Gray LLP.[4]

j.	Consent of Deloitte & Touche LLP—Exhibit (j).

k	None.

l.	None.

m.	Distribution and Service Plan—Exhibit (m).

n.	Rule 18f-3 Plan—Exhibit (n).

o.	Reserved.

p.1	Code of Ethics of the Registrant.[3]

p.2	Code of Ethics of BAIA.[3]

p.3	Code of Ethics of Boussard and BGIM.[4]

p.4	Code of Ethics of BTG.[4]

p.5	Code of Ethics of Caspian.[4]

p.6	Code of Ethics of Cerberus.[4]

p.7	Code of Ethics of Chatham.[4]

p.8	Code of Ethics of Hedging-Griffo.[4]

p.9	Code of Ethics of Good Hill.[4]

p.10	Code of Ethics of HealthCor.[4]

p.11	Code of Ethics of Nephila Capital Ltd.[4]

p.12	Code of Ethics of Two Sigma.[4]

p.13	Code of Ethics of Wellington.[5]

p.14	Code of Ethics of the Distributor.[3]

p.15	Code of Ethics of Bayview.[5]

p.16	Code of Ethics of AlphaParity.[6]

p.17	Code of Ethics of Union Point.[6]

p.18	Code of Ethics of GSIS.[6]

p.19	Code of Ethics of EMSO.[6]

p.20	Code of Ethics of Waterfall.[6]

q.1	Power of Attorney for the Registrant[2]

q.2	Power of Attorney for Blackstone Alternative Multi-Manager Sub Fund II Ltd., Blackstone Alternative Multi-Manager Sub Fund III L.L.C., and Blackstone Alternative Multi-Manager Sub Fund IV L.L.C.[7]

q.3	Power of Attorney for Blackstone Alternative Multi-Strategy Sub Fund II Ltd., Blackstone Alternative Multi-Strategy Sub Fund III L.L.C., and Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C.[7]

1.

Previously filed with the SEC as part of the Registration Statement under the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”) on December 3, 2012, and hereby incorporated by reference.

2.

Previously filed with the SEC as part of Pre-Effective Amendment No. 2 to the Registration Statement under the 1933 Act and Amendment No. 2 to the Registration Statement under the 1940 Act on April 25, 2013, and hereby incorporated by reference.

3.

Previously filed with the SEC as part of Pre-Effective Amendment No. 3 to the Registration Statement under the 1933 Act and Amendment No. 3 to the Registration Statement under the 1940 Act on June 28, 2013, and hereby incorporated by reference.

4.

Previously filed with the SEC as part of Pre-Effective Amendment No. 4 to the Registration Statement under the 1933 Act and Amendment No. 4 to the Registration Statement under the 1940 Act on July 15, 2013, and hereby incorporated by reference.

5.

Previously filed with the SEC as part of Post-Effective Amendment No. 2 to the Registration Statement under the 1933 Act and Amendment No. 6 to the Registration Statement under the 1940 Act on November 26, 2013, and hereby incorporated by reference.

6.

Previously filed with the SEC as part of Post-Effective Amendment No. 5 to the Registration Statement under the 1933 Act and Amendment No. 9 to the Registration Statement under the 1940 Act on May 30, 2014, and hereby incorporated by reference.

7.

Previously filed with the SEC as part of Post-Effective Amendment No. 6 to the Registration Statement under the 1933 Act and Amendment No. 10 to the Registration Statement under the 1940 Act on June 3, 2014, and hereby incorporated by reference.

Item 29.	Persons Controlled by or Under Common Control with the Funds

Controlling Fund	Persons Controlled	Nature of Control
Blackstone Alternative Multi-Manager Fund	Blackstone Alternative Multi-Manager Sub Fund II Ltd.(a), (b)	100% ownership
	Blackstone Alternative Multi-Manager Sub Fund III L.L.C. (a), (c)	100% ownership
	Blackstone Alternative Multi-Manager Sub Fund IV L.L.C. (a), (c)	100% ownership
Blackstone Alternative Multi-Strategy Fund	Blackstone Alternative Multi-Strategy Sub Fund II Ltd. (b), (d)	100% ownership
	Blackstone Alternative Multi-Strategy Sub Fund III L.L.C. (c), (d)	100% ownership
	Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C. (c), (d)	100% ownership

(a)	Included in the controlling Fund’s consolidated financial statements.
(b)	Organized under the laws of the Cayman Islands.
(c)	Organized under the laws of the State of Delaware.
(d)	To be included in the controlling Fund’s consolidated financial statements.

Item 30.	Indemnification

Reference is made to Article VIII (Indemnification) of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s Agreement and Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

BAIA is the investment adviser to the Funds, and its business is summarized in Part A and Part B of this Registration Statement under the sections entitled “Management of the Fund” and “Investment Management and Other Services,” respectively. Information as to any other businesses, professions, vocations or employments of a substantial nature engaged in by officers of BAIA during the last two fiscal years is incorporated by reference to Form ADV filed by BAIA with the SEC under the Investment Advisers Act of 1940, as amended (SEC File No. 801-77791).

AlphaParity, LLC (“AlphaParity”) serves as sub-adviser to the Funds. AlphaParity is primarily engaged in the investment management business. Information about the officers and members of AlphaParity is included in its Form ADV filed with the SEC (registration number 801-78997) and this information, and only this information, is incorporated herein by reference.

Bayview Asset Management, LLC (“Bayview”) serves as sub-adviser to the Funds. Bayview is primarily engaged in the investment management business. Information about the officers and members of Bayview is included in its Form ADV filed with the SEC (registration number 801-73638) and this information, and only this information, is incorporated herein by reference.

Boussard & Gavaudan Investment Management, LLP. (“BGIM”) serves as sub-adviser to the Funds. BGIM is primarily engaged in the investment management business. BGIM’s predecessor, Boussard & Gavaudan Asset Management, LP (“BGAM”), previously served as a sub-adviser to the Funds. Information about the officers and members of BGIM is included in its Form ADV filed with the SEC (registration number 801-80122) and this information, and only this information, is incorporated herein by reference.

BTG Pactual Asset Management US, LLC (“BTG”) serves as sub-adviser to the Funds. BTG is primarily engaged in the investment management business. Information about the officers and members of BTG is included in its Form ADV filed with the SEC (registration number 801-71004) and this information, and only this information, is incorporated herein by reference.

Caspian Capital LP (“Caspian”) serves as sub-adviser to the Funds. Caspian is primarily engaged in the investment management business. Information about the general partner of Caspian is included in its Form ADV filed with the SEC (registration number 801-72238) and this information, and only this information, is incorporated herein by reference.

Cerberus Sub-Advisory I, LLC (“Cerberus Sub-Advisory”) serves as sub-adviser to the Funds. Cerberus Sub-Advisory, a recently formed entity, is an affiliate of Cerberus Capital Management, L.P. Information as to the directors and officers of Cerberus Sub-Advisory, among others, is included in its Form ADV filed with the SEC (registration number 801-78207) and this information, and only this information, is incorporated herein by reference.

Chatham Asset Management, LLC (“Chatham”) serves as sub-adviser to the Funds. Chatham is primarily engaged in the investment management business. Information about the officers and members of Chatham is included in its Form ADV filed with the SEC (registration number 801-73452) and this information, and only this information, is incorporated herein by reference.

Credit Suisse Hedging-Griffo Serviços Internacionais S.A. (“CSHG”) serves as sub-adviser to the Funds. CSHG is primarily engaged in the investment management business. Information about the officers and directors of CSHG is included in its Form ADV filed with the SEC (registration number 801-62782) and this information, and only this information, is incorporated herein by reference.

EMSO Partners Limited (“EMSO”) serves as sub-adviser to the Funds. EMSO is primarily engaged in the investment management business. Information about the officers and partners of EMSO is included in its Form ADV filed with the SEC (registration number 801-66016) and this information, and only this information, is incorporated herein by reference.

Good Hill Partners LP (“Good Hill”) serves as sub-adviser to the Funds. Good Hill is primarily engaged in the investment management business. Information about the officers and partners of Good Hill is included in its Form ADV filed with the SEC (registration number 801-70244) and this information, and only this information, is incorporated herein by reference.

GS Investment Strategies, LLC (“GSIS”) serves as sub-adviser to the Funds. GSIS is primarily engaged in the investment management business. Information about the officers and members of GSIS is included in its Form ADV filed with the SEC (registration number 801-67443) and this information, and only this information, is incorporated herein by reference.

HealthCor Management, L.P. (“HealthCor”) serves as sub-adviser to the Funds. HealthCor is primarily engaged in the investment management business. Information about the officers and partners of HealthCor is included in its Form ADV filed with the SEC (registration number 801-74201) and this information, and only this information, is incorporated herein by reference.

Nephila Capital Ltd. (“Nephila”) serves as sub-adviser to Multi-Manager Fund. Nephila is primarily engaged in the investment management business. Information about the officers and partners of Nephila is included in its Form ADV filed with the SEC (registration number 801-63514) and this information, and only this information, is incorporated herein by reference.

Two Sigma Advisers, LLC (“Two Sigma”) serves as sub-adviser to the Funds. Two Sigma is primarily engaged in the investment management business. Information about the officers and members of Two Sigma is included in its Form ADV filed with the SEC (registration number 801-71110) and this information, and only this information, is incorporated herein by reference.

Union Point Advisors, LLC (“Union Point”) serves as sub-adviser to the Funds. Union Point is primarily engaged in the investment management business. Information about the officers and members of Union Point is included in its Form ADV filed with the SEC (registration number 801-78234) and this information, and only this information, is incorporated herein by reference.

Waterfall Asset Management, LLC (“Waterfall”) serves as sub-adviser to the Funds. Waterfall is primarily engaged in the investment management business. Information about the officers and members of Waterfall is included in its Form ADV filed with the SEC (registration number 801-65087) and this information, and only this information, is incorporated herein by reference.

Wellington Management Company, LLP (“Wellington Management”) serves as sub-adviser to the Funds. Wellington Management is primarily engaged in the investment management business. Information about the executive officers of Wellington Management is included in its Form ADV filed with the SEC (registration number 801-15908) and this information, and only this information, is incorporated herein by reference.

Item 32.	Principal Underwriter

(a)    Blackstone Advisory Partners L.P., principal underwriter to Multi-Manager Fund and Multi-Strategy Fund, also serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, and Blackstone Real Estate Income Fund II.

(b)    The following table sets forth information concerning each director and officer of the Funds’ principal underwriter, Blackstone Advisory Partners L.P.:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Stephen A. Schwarzman 345 Park Ave. New York, NY, 10154	Chairman and Chief Executive Officer	N/A

Hamilton E. James 345 Park Ave. New York, NY, 10154	President	N/A

Paul D. Quinlan 345 Park Ave. New York, NY, 10154	Chief Financial Officer	N/A

Cyrus B. Richardson 345 Park Ave. New York, NY, 10154	Chief Compliance Officer	N/A

(c)    The Funds have no principal underwriter who is not an affiliated person of the Funds or an affiliated person of such person.

Item 33.	Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant, on behalf of each of the Funds, pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained, in whole or in part, at the offices of the Funds’ adviser, administrator, or sub-advisers, as relevant:

(a)    BAIA, 345 Park Avenue, 28th Floor, New York, NY 10154.

(b)    State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111.

(c)    AlphaParity, LLC, 450 Park Avenue, Suite 1901, New York, NY 10022.

(d)    Bayview Asset Management, LLC, 4425 Ponce de Leon Boulevard, 5th Floor, Coral Gables, Florida 33146.

(e)    Boussard & Gavaudan Investment Management, LLP, 9-10 Savile Row London W1S 3PF, United Kingdom.

(f)    BTG Pactual Asset Management US, LLC, 601 Lexington Avenue, 57th Floor, New York, NY 10022.

(g)    Caspian Capital LP, 767 Fifth Avenue, New York, NY 10153.

(h)    Cerberus Sub-Advisory I, LLC, 875 Third Avenue, New York, NY 10022.

(i)    Chatham Asset Management, LLC, 26 Main Street, Suite 204, Chatham, NJ 07928.

(j)    Credit Suisse Hedging-Griffo Serviços Internacionais S.A., Rua Leopoldo Couto de Magalhães Junior, 700, 11 Floor, Itaim Bibi, 04542-000, São Paulo, Brazil.

(k)    EMSO Partners Limited, 21-24 Grosvenor Place, London, SW1X 7HF, United Kingdom.

(l)     Good Hill Partners LP, 1599 Post Road East, Westport, CT 06880.

(m)   GS Investment Strategies, LLC, 200 West Street, New York, NY 10282.

(n)    HealthCor Management, L.P., 152 West 57th Street, 43rd Floor, Carnegie Hall Tower, New York, NY 10019.

(o)    Nephila Capital Ltd., 31 Victoria Place, 3rd Floor West, Hamilton, HM 10, Bermuda.

(p)    Two Sigma Advisers, LLC, 100 Avenue of the Americas, 16th Floor, New York, NY 10013.

(q)    Union Point Advisors, LLC, 155 Bovet Road, Suite 500, San Mateo, CA 94402.

(r)     Waterfall Asset Management, LLC, 1140 Avenue of the Americas, New York, NY 10036.

(s)     Wellington Management Company, LLP, 280 Congress Street, Boston, MA 02210.

Item 34.	Management Services

None.

Item 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, Blackstone Alternative Investment Funds, hereby certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 29th day of August, 2014.

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

By:	/s/ Brian F. Gavin
Name:	Brian F. Gavin
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/John M. Brown* John M. Brown	Trustee	August 29, 2014

/s/ Frank J. Coates* Frank J. Coates	Trustee	August 29, 2014

/s/ Paul J. Lawler* Paul J. Lawler	Trustee	August 29, 2014

/s/ Kristen M. Leopold* Kristen M. Leopold	Trustee	August 29, 2014

/s/ Peter Koffler* Peter Koffler	Trustee	August 29, 2014

/s/ Brian F. Gavin Brian F. Gavin	President (Principal Executive Officer)	August 29, 2014

/s/ Arthur Liao Arthur Liao	Treasurer (Principal Financial and Accounting Officer)	August 29, 2014

*By:	/s/ Brian F. Gavin
Brian F. Gavin**
Date: August 29, 2014
**Attorney-in-Fact pursuant to a Power of Attorney previously filed with the SEC as part of Pre-Effective Amendment No. 2 to the Registration Statement under the 1933 Act and Amendment No. 2 to the Registration Statement under the 1940 Act on April 25, 2013.

SIGNATURES

Blackstone Alternative Multi-Strategy Sub Fund II Ltd. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 29th day of August, 2014.

BLACKSTONE ALTERNATIVE MULTI-STRATEGY SUB FUND II LTD.

By:	/s/ Brian F. Gavin
Name:	Brian F. Gavin
Title:	Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Peter Koffler* Peter Koffler	Director	August 29, 2014

/s/ Brian F. Gavin Brian F. Gavin	Director	August 29, 2014

*By:	/s/ Brian F. Gavin
Brian F. Gavin**
Date: August 29, 2014
**Attorney-in-Fact pursuant to a Power of Attorney previously filed with the SEC as part of Post-Effective Amendment No. 6 to the Registration Statement under the 1933 Act and Amendment No. 10 to the Registration Statement under the 1940 Act on June 3, 2014.

SIGNATURES

Blackstone Alternative Multi-Strategy Sub Fund III L.L.C. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 29th day of August, 2014.

BLACKSTONE ALTERNATIVE MULTI-STRATEGY SUB FUND III L.L.C.

By:	/s/ Brian F. Gavin
Name:	Brian F. Gavin
Title:	Manager

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Peter Koffler* Peter Koffler	Manager	August 29, 2014

/s/ Brian F. Gavin Brian F. Gavin	Manager	August 29, 2014

*By:	/s/ Brian F. Gavin
Brian F. Gavin**
Date: August 29, 2014
**Attorney-in-Fact pursuant to a Power of Attorney previously filed with the SEC as part of Post-Effective Amendment No. 6 to the Registration Statement under the 1933 Act and Amendment No. 10 to the Registration Statement under the 1940 Act on June 3, 2014.

SIGNATURES

Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 29th day of August, 2014.

BLACKSTONE ALTERNATIVE MULTI-STRATEGY SUB FUND IV L.L.C.

By:	/s/ Brian F. Gavin
Name:	Brian F. Gavin
Title:	Manager

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Peter Koffler* Peter Koffler	Manager	August 29, 2014

/s/ Brian F. Gavin Brian F. Gavin	Manager	August 29, 2014

*By:	/s/ Brian F. Gavin
Brian F. Gavin**
Date: August 29, 2014
**Attorney-in-Fact pursuant to a Power of Attorney previously filed with the SEC as part of Post-Effective Amendment No. 6 to the Registration Statement under the 1933 Act and Amendment No. 10 to the Registration Statement under the 1940 Act on June 3, 2014.

Exhibit Index

Blackstone Alternative Investment Funds

Exhibit Ref.	Title of Exhibit
(h.5.i)	Amended and Restated Expense Limitation and Reimbursement Agreement

(j)	Consent of Deloitte & Touche LLP.

(m)	Distribution and Service Plan.

(n)	Rule 18f-3 Plan.